UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04813

Dreyfus Investment Funds (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	9/30
Date of reporting period:	3/31/2009

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

-Dreyfus/The Boston Company Emerging Markets Core Equity Fund
-Dreyfus/The Boston Company International Core Equity Fund
-Dreyfus/The Boston Company International Small Cap Fund
-Dreyfus/The Boston Company Large Cap Core Fund
-Dreyfus/The Boston Company Small Cap Growth Fund
-Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund
-Dreyfus/The Boston Company small Cap Value Fund
-Dreyfus/The Boston Company Small Cap Value Fund II
-Dreyfus/The Boston Company Small/Mid Growth Fund
-Dreyfus/Standish Intermediate Tax Exempt Bond Fund
-Dreyfus/Newton International Equity Fund

FORM N-CSR

Item 1. Reports to Stockholders.

2

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
32	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston Company Emerging Markets Core Equity Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus/The Boston Company Emerging Markets Core Equity Fund, covering the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy, which has undoubtedly affected the global financial markets. The bankruptcy of Lehman Brothers in mid-September 2008 triggered a cascading global economic decline that affected both industrialized and emerging economies throughout the world.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, investors de-leveraged their portfolios, companies liquidated inventories, unemployment surged and corporate earnings sagged.

On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, an unprecedented and concerted worldwide effort has signaled that most developed markets are intent to do whatever it takes to forestall the economic slowdown, including interest-rate reductions by the ECB, the U.K and Japan, as well as massive monetary and fiscal stimulus and support for troubled financial institutions.Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser.Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through March 31, 2009, as provided by William Patzer, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus/The Boston Company Emerging Markets Core Equity Fund’s Class I shares produced a total return of –30.14%.1 On March 31, 2009, the fund also began offering Class A and Class C shares. In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets (the “MSCI EM Index”) Index, produced a total return of –26.82% for the same period.2

Despite a rally over the final weeks of March, a global economic downturn weighed heavily on the emerging markets for the reporting period overall.The fund produced a return lower than its benchmark, as relatively strong results from information technology and health care stocks could not offset the laggards in other areas.

The Fund’s Investment Approach

The fund seeks to achieve long-term growth of capital by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the MSCI EM Index. The fund may invest up to 20% of its net assets in fixed income securities and may invest in preferred stocks of any credit quality if common stocks of the relevant company are not available. The fund employs a “bottom-up” investment approach, which emphasizes individual stock selection.

Economic and Financial Crises Roiled Equity Markets

Precipitated by a worldwide economic contraction, emerging equity markets followed their more developed counterparts into a free fall during the fourth quarter of 2008, producing one of the asset class’s weaker quarters historically. However, late in the first quarter of 2009, developing markets experienced an aggressive reversal. Capital and trade surpluses, floating currency valuations, reduced interest rates and

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

implementation of government measures to forestall further economic damage helped spark a rally that offset a portion of the emerging markets’ earlier declines.

Security Selections Produced Mixed Results

Several disappointments offset the performance benefits of the fund’s top performers. Materials, energy and industrials stocks declined steeply as commodities prices fell, dragging down stocks in South Africa, Israel and Brazil.The South African arm of steel producer ArcelorMittal suffered as global demand fell, while Israel Chemical Ltd. (ICL) plummeted in a softer agricultural chemicals market. Both securities were sold during the reporting period. In addition, a recent purchase of strong-performing South African gold producer Gold Fields and lack of exposure to AngloGold Ashanti weighed on the fund’s results. Key detractors in the energy sector included Russia’s Gazprom and Lukoil and Hong Kong’s CNOOC Ltd., which retreated along with oil prices. CNOOC was sold during the reporting period. Mexican industrial conglomerate Alfa SAB de CV was hurt by poor results in its manufacturing and petrochemical units, and was sold during the reporting period. Slowing demand undermined South Korea’s Kuhmo Industrial Co.,Ltd.,as well as Brazilian steel firm Usinas and aircraft manufacturer Embraer. Kuhmo was sold during the reporting period.

Finally, South Africa’s MTN Group suffered as its fixed-line counterpart outperformed the wireless telecommunications provider. South African construction firm Aveng also dragged down performance due to slack demand.

The fund’s performance was buoyed by its information technology and health care holdings. Chinese technology stock Shanda Interactive Entertainment rose amid steady demand for online gaming. Chinese telecommunications equipment manufacturer ZTE benefited from greater competition among mobile communications firms. Drastic inventory reductions and lower production levels by Taiwan Semiconductor Manufacturing and Quanta Computer during the fourth quarter of 2008 created a favorable supply-demand imbalance in 2009, helping to revive their stocks.The fund’s performance in the health care sector was bolstered in part by China Pharmaceutical Group, which

4

retained a captive market in its home nation, and Israeli generic drug manufacturer Teva Pharmaceutical Industries, which benefited from robust demand for its products.

In other sectors, Malaysian financial firm Hong Leong Bank fared relatively well due to lack of exposure to the troubled debt of international banks, while leasing agent KLCC Property Holdings proved to be a relatively safe haven in the volatile investment environment. Finally, light exposure to Eastern European, Middle Eastern and African markets —which experienced pressure due to their national credit profiles and consumer end markets — proved advantageous. Also supporting the fund’s performance were Taiwanese auto-parts manufacturer Tong Yang Industry Co., Ltd., which benefited as Chinese and Taiwanese automak-ers rebounded with better-than-expected sales; and Telecom Egypt, whose performance was sustained by its defensive business model.Tong Yang Industry was sold during the reporting period.

Focusing on Healthy Balance Sheets

While we may see further market troughs over the near term, we believe that the longer-term growth outlook for emerging market equities is positive, and that the recent rally is evidence of the confidence investors have in this asset class. Consequently, we have increased the fund’s exposure to beaten-down stocks with strong balance sheets that, in our view, have the ability to outperform regardless of the economic environment. Conversely, we have avoided lower-quality firms despite their recent gains, which we regard as fundamentally unwarranted.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The Dreyfus Corporation currently is limiting the fund’s operating expenses. Had these expense limitations not been in effect, returns would have been lower.These expense limitations are voluntary, not contractual, and may be terminated at any time.
2	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets Index is
a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets.The index consists of 26 MSCI emerging market national indices. MSCI Indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Emerging Markets Core Equity Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009†
	Class A	Class C	Class I
Expenses paid per $1,000††	$ .06	$ .08	$ 6.01
Ending value (after expenses)	$1,021.40	$1,021.40	$698.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009†††
	Class A	Class C	Class I
Expenses paid per $1,000††††	$ 10.05	$ 13.79	$ 7.14
Ending value (after expenses)	$1,014.96	$1,011.22	$1,017.85

†	From March 31, 2009 (commencement of initial offering) to March 31, 2009 for Class A and Class C shares.
††	Expenses are equal to the fund’s annualized expense ratio of 2.00% for Class A and 2.75% for Class C, multiplied by the average account value over the period, multiplied by 1/365 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of 1.42% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
†††	Please note that while Class A and Class C shares commenced operations on March 31, 2009, the Hypothetical expenses paid during the period reflect projected activity for the full six months period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period October 1,
2008 to March 31, 2009.
††††	Expenses are equal to the fund’s annualized expense ratio of 2.00% for Class A, 2.75% for Class C and
1.42% for Class I , multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS March 31, 2009 (Unaudited)

Common Stocks—85.6%	Shares	Value ($)
Brazil—1.9%
Redecard	6,400	77,388
Souza Cruz	2,200	41,492
Unibanco—Uniao de Bancos Brasileiros (Units)	10,600	67,262
		186,142
China—14.9%
Bank of China, Cl. H	311,000	103,159
China BlueChemical, Cl. H	100,000	54,725
China Communications Construction, Cl. H	67,000	73,516
China Construction Bank, Cl. H	309,000	175,481
China COSCO Holdings, Cl. H	93,000	60,630
China Life Insurance, Cl. H	37,000	121,731
China Petroleum & Chemical, Cl. H	88,000	56,455
Guangshen Railway, Cl. H	154,000	49,910
Industrial & Commercial Bank of China, Cl. H	401,000	208,590
PetroChina, Cl. H	166,000	132,311
Shanda Interactive Entertainment, ADR	2,110 [a,b]	83,408
Sino-Ocean Land Holdings	64,000	41,964
Yanzhou Coal Mining, Cl. H	122,000	87,883
Zhejiang Expressway, Cl. H	122,000	88,961
ZTE, Cl. H	21,800	89,173
		1,427,897
Czech Republic—.4%
Cesky Telecom	2,150	42,621
Egypt—1.2%
Commercial International Bank	4,213	24,337
Orascom Telecom	9,800	44,642
Telecom Egypt	17,395	46,321
		115,300

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Hong Kong—4.8%
China Agri-Industries Holdings	180,481 [b]	85,947
China Mobile	27,500	239,396
China Pharmaceutical Group	172,000	68,811
Shanghai Industrial Holdings	24,000 [b]	66,433
		460,587
India—6.4%
Bank of India	8,960	39,126
Bharat Petroleum	7,208	53,092
Bharti Airtel	6,000 [b]	74,493
Cairn India	15,250 [b]	55,130
Canara Bank	8,100	26,674
Grasim Industries	3,117	92,172
Infosys Technologies	1,820	47,412
Patni Computer Systems, ADR	9,500	52,535
State Bank of India	2,570	54,482
Steel Authority of India	29,370	54,117
Sterlite Industries (India)	9,870	68,876
		618,109
Indonesia—1.0%
Bank Central Asia	164,500	44,500
Gudang Garam	101,000	51,981
		96,481
Israel—3.2%
Bank Leumi Le-Israel	17,810	35,202
Elbit Systems	1,197	56,708
Teva Pharmaceutical Industries, ADR	4,810 [a]	216,691
		308,601
Luxembourg—.2%
Evraz Group, GDR	1,990 [c,d]	16,437
Malaysia—2.5%
Hong Leong Bank	85,200	125,062
KLCC Property Holdings	65,900	54,227
RHB Capital	64,700	63,017
		242,306

8

Common Stocks (continued)	Shares	Value ($)
Mexico—3.5%
America Movil, ADR, Ser. L	6,990 [a]	189,289
Fomento Economico Mexicano, ADR	4,080	102,857
Grupo Aeroportuario del Sureste, Cl. B	15,100	43,333
		335,479
Peru—.6%
Credicorp	1,240	58,082
Poland—.5%
Polskie Gornictwo Naftowe I Gazownictwo	49,920	48,366
Russia—5.6%
Gazprom, ADR	14,500	215,325
LUKOIL, ADR	5,690	213,375
MMC Norilsk Nickel, ADR	5,662 [a]	33,972
Mobile Telesystems, ADR	2,560	76,595
		539,267
South Africa—7.7%
ABSA Group	6,488	65,890
Aveng	14,530	39,959
Fountainhead Property Trust	46,340	27,640
Gold Fields	7,890	87,042
Growthpoint Properties	29,030	41,587
Impala Platinum Holdings	5,510	92,051
Metropolitan Holdings	60,738	67,326
MTN Group	7,884	87,392
Naspers, Cl. N	4,730	79,894
Nedbank Group	4,550	40,829
Remgro	7,072	50,394
Shoprite Holdings	10,980	58,641
		738,645
South Korea—15.2%
CJ Home Shopping	1,455	58,552
Daegu Bank	5,990	31,779
Honam Petrochemical	1,473	63,558
Hyundai Heavy Industries	714	101,766
Hyundai Marine & Fire Insurance	7,380	67,201

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
South Korea (continued)
Hyundai Mobis	940	54,943
Korea Electric Power	3,270 [b]	60,042
KT & G	1,251	68,894
LG	2,783	99,661
LG Chem	1,113	71,078
LG Electronics	948	63,017
LG Fashion	3,710	49,004
NCsoft	914	61,814
POSCO	600	159,410
Samsung Electronics	750	309,758
Shinhan Financial Group	4,710 [b]	84,551
Youngone	7,490	47,066
		1,452,094
Taiwan—8.2%
Au Optronics	101,000	84,151
Compal Electronics	83,282	59,912
Formosa Plastics	39,900	60,216
Giant Manufacturing	28,000	57,819
Lite-On Technology	101,500	68,737
Powertech Technology	28,000	50,859
Quanta Computer	60,680	76,863
Taiwan Mobile	39,645	57,432
Taiwan Semiconductor Manufacturing, ADR	23,727	212,357
Unimicron Technology	96,000	57,417
		785,763
Thailand—2.3%
Bangkok Bank	16,700	35,625
C.P. Seven Eleven	158,500	55,929
Electricity Generating	43,500	81,058

10

Common Stocks (continued)	Shares	Value ($)
Thailand (continued)
PTT	10,100	43,872
		216,484
Turkey—2.3%
Haci Omer Sabanci Holding	19,202	33,028
Selcuk Ecza Deposu Ticaret ve Sanayi	64,377	65,045
Tupras Turkiye Petrol Rafine	4,713	47,336
Turkcell Iletisim Hizmet	9,310	45,633
Turkiye Is Bankasi, Cl. C	11,650	26,204
		217,246
United States—3.2%
iShares MSCI Emerging Markets Index Fund	12,470	309,381
Total Common Stocks
(cost $9,578,433)		8,215,288

Preferred Stocks—13.1%
Brazil
Banco Bradesco	6,200	61,739
Banco Itau Holding Financeira	7,200	79,612
Bradespar	6,000	58,558
Cia de Bebidas das Americas	1,400	66,000
Cia Paranaense de Energia, Cl. B	8,000	83,112
Cia Vale do Rio Doce, Cl. A	24,800	285,979
Klabin	28,000	34,400
Petroleo Brasileiro	36,100	444,296
Tele Norte Leste Participacoes	3,200	44,832
Usinas Siderurgicas de Minas Gerais, Cl. A	3,975	50,550
Vivo Participacoes	3,900	51,361
Total Preferred Stocks
(cost $1,583,518)		1,260,439

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—3.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $310,663)	310,663 [e]	310,663
Total Investments (cost $11,472,614)	101.9%	9,786,390
Liabilities, Less Cash and Receivables	(1.9%)	(180,325)
Net Assets	100.0%	9,606,065

ADR—American Depository Receipts
GDR—Global Depository Receipts
a All or a portion of these securities are on loan. At March 31, 2009, the total market value of the fund’s securities on loan is $311,872 and the total market value of the collateral held by the fund is $310,663.
b Non-income producing security.
c Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, this security amounted to $16,437 or .2% of net assets.
d The valuation of this security has been determined in good faith under the direction of the Board of Trustees.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financials	20.4	Consumer Discretionary	4.3
Energy	14.6	Health Care	3.6
Information Technology	13.9	Money Market Investments	3.2
Materials	13.4	Exchange Traded Funds	3.2
Telecommunication Services	10.4	Utilities	2.3
Industrials	7.1
Consumer Staples	5.5		101.9

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $311,872)—Note 1(c):
Unaffiliated issuers		11,161,951	9,475,727
Affiliated issuers		310,663	310,663
Cash denominated in foreign currencies		117,874	118,402
Receivable for investment securities sold			618,171
Dividends and interest receivable			25,466
Receivable for shares of Beneficial Interest subscribed			1,457
Unrealized appreciation on forward currency exchange contracts—Note 4			536
Prepaid expenses			10,453
			10,560,875
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			20,004
Cash overdraft due to Custodian			17,713
Liability for securities on loan—Note 1(c)			310,663
Bank note payable—Note 2			300,000
Payable for investment securities purchased			283,344
Unrealized depreciation on forward
currency exchange contracts—Note 4			492
Interest payable—Note 2			51
Accrued expenses			22,543
			954,810
Net Assets ($)			9,606,065
Composition of Net Assets ($):
Paid-in capital			17,760,872
Accumulated undistributed investment income—net			10,215
Accumulated net realized gain (loss) on investments			(6,480,857)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(1,684,165)
Net Assets ($)			9,606,065

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	10,213	10,213	9,585,639
Shares Outstanding	738	738	693,224
Net Asset Value Per Share ($)	13.84	13.84	13.83

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $9,806 foreign taxes withheld at source):
Unaffiliated issuers	86,114
Affiliated issuers	542
Income from securities lending	1,408
Total Income	88,064
Expenses:
Investment advisory fee—Note 3(a)	58,160
Custodian fees—Note 3(d)	57,511
Accounting and administration fees—Note 3(a)	30,000
Shareholder servicing costs—Note 3(c,d)	11,797
Auditing fees	9,807
Registration fees	3,528
Prospectus and shareholders’ reports	2,460
Trustees’ fees and expenses—Note 3(e)	1,522
Legal fees	772
Loan commitment fees—Note 2	198
Interest expense—Note 2	82
Miscellaneous	10,012
Total Expenses	185,849
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(110,913)
Less—reduction in fees due to earnings credits—Note 1(c)	(63)
Net Expenses	74,873
Investment Income—Net	13,191
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(6,236,022)
Net realized gain (loss) on forward currency exchange contracts	(20,737)
Net Realized Gain (Loss)	(6,256,759)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	1,455,314
Net Realized and Unrealized Gain (Loss) on Investments	(4,801,445)
Net (Decrease) in Net Assets Resulting from Operations	(4,788,254)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008
Operations ($):
Investment income—net	13,191	196,847
Net realized gain (loss) on investments	(6,256,759)	895,984
Net unrealized appreciation
(depreciation) on investments	1,455,314	(6,849,560)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(4,788,254)	(5,756,729)
Dividends to Shareholders from ($):
Investment income—net:
Class I shares	(145,186)	(132,037)
Net realized gain on investments:
Class I shares	(620,343)	(1,349,478)
Total Dividends	(765,529)	(1,481,515)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,000	—
Class C Shares	10,000	—
Class I shares	19,844,041	7,882,079
Dividends reinvested:
Class I shares	588,263	1,416,355
Cost of shares redeemed:
Class I shares	(20,620,390)	(403,210)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(168,086)	8,895,224
Total Increase (Decrease) in Net Assets	(5,721,869)	1,656,980
Net Assets ($):
Beginning of Period	15,327,934	13,670,954
End of Period	9,606,065	15,327,934
Undistributed investment income—net	10,215	142,210

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008
Capital Share Transactions ($):
Class A
Shares sold	738	—
Class C
Shares sold	738	—
Class I
Shares sold	834,408	275,989
Shares issued for dividends reinvested	43,096	47,368
Shares redeemed	(902,990)	(15,900)
Net Increase (Decrease) in Shares Outstanding	(25,486)	307,457

a	The fund changed to a three class fund on March 31, 2009.The existing shares were redesignated as Class I shares and the fund commenced offering Class A and Class C shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	For the Period Ended
	March 31, 2009 (Unaudited)[a]
	Class A	Class C
	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	13.55	13.55
Investment Operations:
Investment (loss)—net[b,c]	(.00)	(.00)
Net realized and unrealized
gain (loss) on investments	.29	.29
Total from Investment Operations	.29	.29
Net asset value, end of period	13.84	13.84
Total Return (%)[d,e]	2.14	2.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	2.79	3.54
Ratio of net expenses to average net assets[f]	2.00	2.75
Ratio of net investment (loss)
to average net assets[f]	(2.11)	(2.86)
Portfolio Turnover Rate[e]	92.27	92.27
Net Assets, end of period ($ x 1,000)	10	10

a	From March 31, 2009 (commencement of initial offering) to March 31, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	March 31, 2009	Year Ended September 30,
Class I Shares	(Unaudited)[a]	2008	2007	2006[b]
Per Share Data ($):
Net asset value, beginning of period	21.33	33.24	20.55	20.00
Investment Operations:
Investment income—net[c]	.02	.35	.31	.06
Net realized and unrealized
gain (loss) on investments	(6.47)	(8.86)	12.62	.49
Total from Investment Operations	(6.45)	(8.51)	12.93	.55
Distributions:
Dividends from investment income—net	(.20)	(.26)	(.24)	—
Dividends from net realized
gain on investments	(.85)	(3.14)	—	—
Total Distributions	(1.05)	(3.40)	(.24)	—
Net asset value, end of period	13.83	21.33	33.24	20.55
Total Return (%)	(30.14)[d]	(28.51)[e]	63.25[e]	2.75[d,e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.52[f]	2.74	3.18	8.64[f]
Ratio of net expenses to average net assets	1.42[f]	1.45	1.45	1.45[f]
Ratio of net investment income
to average net assets	.25[f]	1.21	1.15	1.31[f]
Portfolio Turnover Rate	92.27[d]	128	76	31[d]
Net Assets, end of period ($ x 1,000)	9,586	15,328	13,671	5,693

a	The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b	From July 10, 2006 (commencement of initial offering) to September 30, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Total return would have been lower in the absence of expense waivers.
f	Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to achieve long-term growth of capital. Prior to December 1, 2008, The Boston Company Asset Management LLC, a wholly owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), served as the fund’s investment advisor. Effective December 1, 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “The Boston Company Emerging Markets Core Equity Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company Emerging Markets Core Equity Fund,” respectively.

At the Board meetings held on February 9-10, 2009, the Board of Trustees approved, effective March 31, 2009, the implementation of a multiple class structure for the fund. On March 31, 2009, existing shares were classified as Class I shares and the fund added Class A and Class C shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of March 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 738 Class A and Class C shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a for-

20

eign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	4,818,532	4,967,858	—	9,786,390
Other Financial
Instruments†	—	536	—	536
Liabilities ($)
Other Financial
Instruments†	—	(492)	—	(492)

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

The following is a reconciliation of the change in value of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities ($)
Balance as of 9/30/2008	144,388
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(144,388)
Transfers in and/or out of Level 3	—
Balance as of 3/31/2009	—

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar

22

equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2009,The Bank of New York Mellon earned $758 from lending fund portfolio securities, pursuant to the securities lending agreement.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through January 22, 2009, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends

24

from net realized capital gains, if any, are normally declared and paid semiannually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008 was as follows: ordinary income $1,125,936 and long-term capital gains $355,579.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The Trust entered into two separate agreements with The Bank of New York Mellon, an affiliate of the Manager, that enable the fund, and other series in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

from an uncommitted line of credit. In connection therewith, the fund has agreed to pay administrative and facility fees on its pro rata portion of the lines of credit. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the lines of credit during the period ended March 31, 2009, was approximately $20,100 with a related weighted average annualized interest rate of .82%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly.The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses), not to exceed an annual rate of 1.75% of the value of the fund’s average daily net assets of Class A and C shares. The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, not to exceed an annual rate of 1.45% of the value of the fund’s average daily net assets of Class I shares.The expense limitation and waiver are voluntary, not contractual, and may be terminated at any time.The expense reimbursement, pursuant to the undertaking, amounted to $110,913 during the period ended March 31, 2009.

The Trust entered into an agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, pursuant to which The Bank of NewYork Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $30,000 during the period ended March 31, 2009 for administration and fund accounting services.

26

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets. During the period ended March 31, 2009, Class C shares were charged less than $1 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2009, Class A and Class C shares were charged less than $1 pursuant to the Shareholder Services Plan.

(d) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $3,088 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2009, the fund was charged $63 pursuant to the cash management agreements. These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $57,511 pursuant to the custody agreement.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended March 31, 2009, the fund was charged $2,578 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of:investment advisory fees $8,479, custodian fees $20,000, chief compliance officer fees $2,578 and transfer agency per account fees $2,000, which are offset against an expense reimbursement currently in effect in the amount of $13,053.

(e) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and theTrust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Dreyfus/Laurel Funds, the Trust and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, theTrust and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(f) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2009, there were no redemption fees charged and retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange

28

contracts, during the period ended March 31, 2009, amounted to $10,073,293 and $10,747,888, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at March 31, 2009:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Hong Kong Dollar,
Expiring 4/1/2009	147,563	19,041	19,039	(2)
Sales:		Proceeds ($)
Israeli Shekel,
Expiring 4/1/2009	239,889	57,266	56,852	414
Mexican Peso,
Expiring 4/1/2009	301,295	20,780	21,270	(490)
Mexican Peso,
Expiring 4/2/2009	229,959	16,356	16,234	122
Total				44

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2009, accumulated net unrealized depreciation on investments was $1,686,224, consisting of $400,690 gross unrealized appreciation and $2,086,914 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, were the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

30

During the funds’ past two fiscal years and any subsequent interim period: (i) no report on the funds’ financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Representatives of the Manager reminded the Board members that the Manager became the investment adviser of the fund, effective December 1, 2008, and that there were no changes to the portfolio management of the fund as a result of the appointment of the Manager as the fund’s investment adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal

32

and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional emerging markets funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional emerging markets funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-and two-year periods ended December 31, 2008.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. A representative of the Manager informed the Board members that the Manager is currently limiting the fund’s total expense ratio (excluding brokerage commissions, taxes and extraordinary expenses) to 1.45% of the fund’s average daily net assets and that such limitation is voluntary and may be terminated at any time.The Board members noted that the fund’s contractual management fee was below the Expense Group median

The Fund 33

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

and that, because of the limitation on expenses, the fund did not pay a management fee for the fiscal year ended September 30, 2008.The Board members also were informed that the Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.The Board noted that the fund’s actual management fee (which was zero) was below the Expense Group and Expense Universe medians, the fund’s contractual management fee was below the Expense Group median, and the fund’s expense ratio was above the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by another account managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Account”).The Manager’s representatives explained the nature of the Similar Account and the differences, from the Manager’s perspective, in providing services to such Similar Account as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Account to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Account seemed to be consistent with the services provided.

34

Analysis of Profitability and Economies of Scale. A representative of the Manager reminded the Board members that The Bank of New York Mellon Corporation, the parent company of the Manager, paid all of the expenses associated with the Manager becoming the fund’s investment adviser and the proxy campaign with respect to the Board members becoming the Trust’s Board members. Because the Manager only became the fund’s investment adviser effective December 1, 2008, the Manager’s representatives were not able to provide a dollar amount of expenses allocated and profit received by the Manager, but a representative of the Manager did review the method to be used to determine such expenses and profit in the future. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets but noted the decrease to the fund’s recent asset levels. The Board members discussed the renewal requirements for advisory agreements and their ability to review the management fee annually.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management

The Fund 35

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services to be provided, comparative performance, expense and advisory fee information and potential profits to be realized and benefits to be derived by the Manager from its relationship with the fund.
  The Board determined that because the Manager had become the investment adviser of the fund effective December 1,2008,economies of scale were not a factor at this time, but, to the extent that material economies of scale are not shared with the fund in the future, the Board would seek to do so in connection with future renewals.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

36

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Financial Futures
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
30	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus/The Boston Company International Core Equity Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus/The Boston Company International Core Equity Fund, covering the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy, which has undoubtedly affected the global financial markets. The bankruptcy of Lehman Brothers in mid-September 2008 triggered a cascading global economic decline that affected both industrialized and emerging economies throughout the world.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, investors de-leveraged their portfolios, companies liquidated inventories, unemployment surged and corporate earnings sagged.

On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, an unprecedented and concerted worldwide effort has signaled that most developed markets are intent to do whatever it takes to forestall the economic slowdown, including interest-rate reductions by the ECB, the U.K. and Japan, as well as massive monetary and fiscal stimulus and support for troubled financial institutions. Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser.Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through March 31, 2009, as provided by William Patzer, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus/The Boston Company International Core Equity Fund produced a total return of –34.09%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”), produced a total return of –31.11% for the same period.2

Global economic instability created a significantly negative impact on large-capitalization equities during the reporting period. In this falling market, the fund was unable to keep pace with its benchmark due primarily to negative contributions by investments in Japan as well as the financials and industrials sectors.

The Fund’s Investment Approach

The objective of the fund is to achieve long-term growth of capital by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are represented in the MSCI EAFE Index and Canada.The fund intends to invest in a broad range of (and in any case at least five different) countries.The fund may invest up to 25% of its assets in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

We employ a “bottom-up” investment approach, which emphasizes individual stock selection, and is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

Economic and Financial Crises Roiled Equity Markets

A deteriorating global economy — battered by an intensifying credit crisis, evaporating production demand, plummeting commodities prices

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

and slackened consumer spending — caused equity markets to hemorrhage value during the fourth quarter of 2008. However, in the first quarter of 2009, central banks and governments intervened massively to stimulate their national economies and re-energize credit markets.These measures were greeted positively by equity markets late in the reporting period, sparking a rally that offset some previous declines.

As can be expected under volatile market conditions, the fund encountered numerous disappointments during the reporting period, particularly in Japan, the United Kingdom and Germany, as well as in the financials and industrials areas. Exposure to weak-performing real-estate investment trusts and faltering Japanese property companies, such as Mitsubishi UFJ Financial Group, Leopalace21 and Nomura Real Estate Holdings, impeded the fund’s performance, as did a reduced allocation to Japanese consumer credit companies, which outpaced the benchmark despite the possibility of bankruptcy. Poor returns by banking giants HSBC Holdings and Barclays in the United Kingdom also detracted from performance. The fund’s holdings of industrials stocks were dragged down by Central Japan Railway, whose outperformance in the fourth quarter of 2008 reversed in early 2009 as investors moved away from traditionally defensive railroad stocks. Japanese logistical transportation company Nippon Express plummeted when manufacturing activity evaporated, reducing transportation orders. In the utilities sector, Germany’s E.ON suffered from reduced service levels and falling oil prices, while Tokyo Gas’ stock price fell due to softened demand and a weakening yen.

However, the fund received positive contributions from a number of investments during the reporting period. Investments in Belgium and Ireland generally supported the fund’s results, as did Switzerland. Germany’s Software AG produced above-average returns, while Norway’s videoconferencing giant Tandberg saw solid demand despite the slowing business spending environment. Within the consumer staples sector, Belgian supermarket chain Delhaize Group’s position in a traditionally defensive industry group helped support its stock price, as did its presence in international markets. A market leader in Italy and strong competitor in Canada, Parmalat rebounded on an improv-

4

ing cost profile. Strong performance by Switzerland’s Nestlé delivered a positive contribution to performance, as diversification, strong sales and ability to pass along increased pricing boosted the stock. A modestly overweighted position in the traditionally defensive health care sector, paired with a significant investment in strong-performing Swiss pharmaceutical giant Roche Holding, helped bolster the fund’s results. Robust exposure to Credit Suisse Group and an avoidance of Switzerland’s UBS also helped the fund, while advantageous timing in the purchase of Ireland’s building materials firm CRH also proved beneficial to results during the reporting period.

Focus on Recovery and Growth

Despite reductions in global economic growth forecasts for some of the world’s major regions, the developed market equities began to see more positive results in the final weeks of the reporting period, based on early signs of potential economic stabilization and some encouraging earnings reports. Over the course of the past few quarters, we have repositioned the fund to favor stocks that we believe have elements of downside protection due to lower, sustainable debt profiles, yet have attractive valuations and strong earnings recovery potential when markets stabilize and improve.We are avoiding exposure to businesses which, after various industry pricing busts, have shown poor capital structure or credit profiles. We continue to seek stocks that combine sustainable business momentum and valuations regardless of the market environment.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The Dreyfus Corporation currently is limiting the fund’s operating expenses. Had these expense limitations not been in effect, returns would have been lower.These expense limitations are voluntary, not contractual, and may be terminated at any time.
2	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company International Core Equity Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009

Expenses paid per $1,000†	$4.92
Ending value (after expenses)	$659.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009

Expenses paid per $1,000†	$5.99
Ending value (after expenses)	$1,019.00

† Expenses are equal to the fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS March 31, 2009 (Unaudited)

Common Stocks—91.6%	Shares	Value ($)
Australia—5.1%
BHP Billiton	49,603	1,105,595
Commonwealth Bank of Australia	22,460	544,047
Computershare	44,549	272,358
CSL	14,560	329,447
Westfield Group	42,251	294,810
Westpac Banking	63,804	849,324
		3,395,581
Belgium—1.3%
Delhaize Group	9,500	616,067
Groupe Bruxelles Lambert	3,650	248,095
		864,162
Denmark—.6%
Novo Nordisk, Cl. B	7,910	378,827
Finland—1.3%
Nokia	76,590	903,609
France—11.4%
Air Liquide	6,210	505,310
Alstom	8,010	414,883
AXA	41,307	496,670
BNP Paribas	14,470	598,279
Bouygues	12,390	443,141
GDF SUEZ	16,773	576,059
Sanofi-Aventis	16,098	906,417
Scor	13,760	283,273
Technip	7,530	266,217
Teleperformance	11,230	309,147
Total	30,840	1,533,457
Unibail-Rodamco	2,862	405,457
Vivendi	35,900	950,360
		7,688,670
Germany—7.5%
Adidas	9,770	325,290
Deutsche Lufthansa	25,390	275,601
E.ON	13,390	371,989
Hochtief	10,990	416,285
Lanxess	14,310	243,928

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Germany (continued)
MAN	7,050	307,226
Merck	5,240	463,383
Muenchener Rueckversicherungs	4,830	589,095
Rheinmetall	5,750	195,647
RWE	9,255	649,364
Salzgitter	8,450	472,420
SAP	9,540	338,166
Software	5,610	399,878
		5,048,272
Greece—.6%
Public Power	21,870	395,169
Hong Kong—1.8%
Cheung Kong Holdings	28,000	241,233
Henderson Land Development	98,000	373,123
Link REIT	153,500	303,121
Swire Pacific, Cl. A	45,000	300,267
		1,217,744
Ireland—.8%
CRH	12,905	280,845
Ryanair Holdings, ADR	10,100 [a]	233,411
		514,256
Italy—3.9%
Buzzi Unicem	15,844	177,771
ENI	48,350	939,159
Finmeccanica	16,900	210,388
Intesa Sanpaolo	201,050	553,597
Parmalat	234,640	483,514
Terna	78,120	243,389
		2,607,818
Japan—22.6%
Air Water	21,000	183,933
Amada	55,000	289,864
Astellas Pharma	17,700	545,133
Bank of Kyoto	28,000	238,659
Bridgestone	34,200	493,883
Chiba Bank	42,000	209,501
Chubu Electric Power	24,100	530,269

8

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Daihatsu Motor	33,000	261,299
Daiichi Sankyo	24,400	412,386
Daito Trust Construction	5,800	194,423
Honda Motor	28,400	679,517
Japan Real Estate Investment	22	169,883
JSR	25,000	294,767
KDDI	79	372,785
Keihin	58,100	627,793
Kubota	59,000	324,140
Lawson	13,300	548,486
Mitsubishi UFJ Financial Group	160,200	787,009
Mitsumi Electric	21,400	312,924
Mizuho Financial Group	241,900	470,893
Murata Manufacturing	9,200	355,691
Nippon Electric Glass	44,000	312,488
Nippon Express	83,000	261,790
Nippon Telegraph & Telephone	5,500	208,897
Nippon Yusen	79,700	309,815
Nissin Foods Holdings	8,300	243,754
Omron	17,000	201,749
Pacific Metals	40,000	177,602
Rakuten	648 [b]	309,846
Rohm	6,000	300,607
Sega Sammy Holdings	48,800	430,345
Shin-Etsu Chemical	6,300	309,213
Shinko Electric Industries	25,500	246,315
Softbank	18,700	238,832
Sumitomo	59,900	520,726
Sumitomo Electric Industries	41,400	350,606
Sumitomo Heavy Industries	116,700	394,062
Suruga Bank	30,000	247,062
Tokai Rika	33,400	336,435
Tokyo Electron	7,300	274,986
Tokyo Gas	141,000	492,441
Toyo Engineering	123,000	364,502
Yamaguchi Financial Group	36,000	338,904
		15,174,215

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Netherlands—2.0%
Koninklijke Ahold	43,230	473,843
KONINKLIJKE KPN	31,380	419,417
Koninklijke Vopak	6,420	256,998
Wereldhave	2,890	202,216
		1,352,474
Norway—.5%
Tandberg	24,100	355,393
Spain—2.9%
Banco Santander	76,460	527,226
Criteria Caixacorp	62,700	202,427
Repsol	12,570	217,608
Telefonica	49,020	978,225
		1,925,486
Sweden—1.2%
Alfa Laval	27,210	206,076
Elekta, Cl. B	38,340	385,993
Nordea Bank	48,790 [b]	243,374
		835,443
Switzerland—8.2%
Adecco	7,600	237,554
Credit Suisse Group	24,540	747,216
Nestle	56,370	1,905,576
Novartis	21,896	828,674
Roche Holding	6,164	845,837
Syngenta	2,190	441,348
Zurich Financial Services	3,210	507,881
		5,514,086
United Kingdom—19.2%
Amlin	54,690	269,942
AstraZeneca	13,910	489,187
BAE Systems	71,000	340,768
BHP Billiton	22,630	449,717
BP	121,000	818,600
Charter International	87,540	572,764

10

Common Stocks (continued)	Shares	Value ($)
United Kingdom (continued)
HSBC Holdings	71,830	407,106
Imperial Tobacco Group	26,040	585,483
Kazakhmys	50,760 [a]	270,209
Kingfisher	263,420	565,816
Man Group	88,500	277,459
Persimmon	74,570	369,672
Prudential	75,890	366,960
Reckitt Benckiser Group	8,400	315,660
Regus	301,810	318,292
Rio Tinto	6,520	219,847
Royal Dutch Shell, Cl. B	79,430	1,744,875
RSA Insurance Group	162,120	302,635
Scottish & Southern Energy	22,470	357,552
Shire	19,920	246,663
Tesco	182,670	873,851
Thomas Cook Group	155,560	535,690
Vodafone Group	855,437	1,506,656
WPP	126,350	712,026
		12,917,430
United States—.7%
iShares MSCI EAFE Index Fund	12,120	455,590
Total Common Stocks
(cost $74,394,619)		61,544,225

Preferred Stocks—.4%
Germany
Fresenius
(cost $431,719)	6,230	286,060

Other Investment—.8%
Registered Investment Company;
Dreyfus Institutional Preferred Plus
Money Market Fund
(cost $544,744)	544,744 [c]	544,744

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $14,881)	14,881 [c]	14,881
Total Investments (cost $75,385,963)	92.8%	62,389,910
Cash and Receivables (Net)	7.2%	4,828,966
Net Assets	100.0%	67,218,876

ADR—American Depository Receipts

a Non-income producing security. b All or a portion of these securities are on loan.At March 31, 2009, the total market value of the fund’s securities on loan is $13,916 and the total market value of the collateral held by the fund is $14,881. c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financials	19.0	Information Technology	6.4
Industrials	11.2	Telecommunication Services	5.6
Consumer Discretionary	9.8	Utilities	5.4
Health Care	9.1	Money Market Investments	.8
Consumer Staples	9.0	Exchange Traded Funds	.7
Energy	8.2
Materials	7.6		92.8

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF FINANCIAL FUTURES

March 31, 2009 (Unaudited)

		Market Value
		Covered by		Unrealized
	Contracts	Contracts ($)	Expiration	Appreciation ($)
Financial Futures Long
DJ Euro STOXX	64	1,694,660	June 2009	51,966
Topix Index	8	627,974	June 2009	64,622
				116,588

See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $13,916)—Note 1(c):
Unaffiliated issuers	74,826,338	61,830,285
Affiliated issuers	559,625	559,625
Cash		249,034
Cash denominated in foreign currencies	1,322,706	1,306,650
Dividends and interest receivable		2,045,026
Due from broker		1,854,000[a]
Receivable for futures variation margin—Note 4		39,747
Unrealized appreciation on forward
currency exchange contracts—Note 4		2,227
Prepaid expenses		24,380
		67,910,974
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		112,245
Payable for investment securities purchased		443,717
Liability for securities on loan—Note 1(c)		14,881
Payable for shares of Beneficial Interest redeemed		6,000
Unrealized depreciation on forward
currency exchange contracts—Note 4		452
Interest payable—Note 2		318
Accrued expenses		114,485
		692,098
Net Assets ($)		67,218,876
Composition of Net Assets ($):
Paid-in capital		199,808,367
Accumulated undistributed investment income—net		582,172
Accumulated net realized gain (loss) on investments		(120,352,089)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions (including
$116,588 net unrealized appreciation on financial futures)		(12,819,574)
Net Assets ($)		67,218,876
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		5,903,944
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		11.39

a Represents collateral for open financial futures positions.
See notes to financial statements.

14

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $92,778 foreign taxes withheld at source):
Unaffiliated issuers	1,295,485
Affiliated issuers	7,240
Income from securities lending	228
Total Income	1,302,953
Expenses:
Investment advisory fee—Note 3(a)	433,548
Custodian fees—Note 3(b)	83,125
Shareholder servicing costs—Note 3(b)	83,112
Accounting and administration fees—Note 3(a)	30,000
Professional fees	24,670
Prospectus and shareholders’ reports	22,974
Registration fees	14,362
Trustees’ fees and expenses—Note 3(c)	12,797
Loan commitment fees—Note 2	2,821
Interest expense—Note 2	569
Miscellaneous	16,156
Total Expenses	724,134
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(81,545)
Less—reduction in fees due to earnings credits—Note 1(c)	(378)
Net Expenses	642,211
Investment Income—Net	660,742
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(83,982,908)
Net realized gain (loss) on financial futures	(490,375)
Net realized gain (loss) on forward currency exchange contracts	176,354
Net Realized Gain (Loss)	(84,296,929)
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions (including $170,485
net unrealized appreciation on financial futures)	25,413,638
Net Realized and Unrealized Gain (Loss) on Investments	(58,883,291)
Net (Decrease) in Net Assets Resulting from Operations	(58,222,549)

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)	September 30, 2008
Operations ($):
Investment income—net	660,742	7,675,540
Net realized gain (loss) on investments	(84,296,929)	15,161,848
Net unrealized appreciation
(depreciation) on investments	25,413,638	(163,215,482)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(58,222,549)	(140,378,094)
Dividends to Shareholders from ($):
Investment income—net	—	(5,823,004)
Net realized gain on investments	—	(251,708,803)
Total Dividends	—	(257,531,807)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	11,088,760	70,954,970
Dividends reinvested	—	247,332,619
Cost of shares redeemed	(60,525,646)	(1,002,877,155)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(49,436,886)	(684,589,566)
Total Increase (Decrease) in Net Assets	(107,659,435)	(1,082,499,467)
Net Assets ($):
Beginning of Period	174,878,311	1,257,377,778
End of Period	67,218,876	174,878,311
Undistributed (distributions in excess of)
investment income—net	582,172	(78,570)
Capital Share Transactions (Shares):
Shares sold	839,644	2,724,470
Shares issued for dividends reinvested	—	9,696,307
Shares redeemed	(5,056,552)	(29,614,136)
Net Increase (Decrease) in Shares Outstanding	(4,216,908)	(17,193,359)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2009			Year Ended September 30,
(Unaudited)		2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	17.28	46.03	39.01	34.34	27.03	21.62
Investment Operations:
Investment income—net[a]	.08	.49	.78	.71	.50	.31
Net realized and unrealized
gain (loss) on investments	(5.97)	(10.82)	7.82	5.59	7.73	5.49
Total from
Investment Operations	(5.89)	(10.33)	8.60	6.30	8.23	5.80
Distributions:
Dividends from
investment income—net	—	(.44)	(.60)	(.40)	(.39)	(.39)
Dividends from net realized
gain on investments	—	(17.98)	(.98)	(1.23)	(.53)	—
Total Distributions	—	(18.42)	(1.58)	(1.63)	(.92)	(.39)
Net asset value,
end of period	11.39	17.28	46.03	39.01	34.34	27.03
Total Return (%)	(34.09)[b]	(35.03)[c]	22.37[c]	19.01	31.06	27.04
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.34[d]	1.07	.78	.88	1.01	1.12
Ratio of net expenses
to average net assets	1.19[d]	.87	.77[e]	.88[e]	1.01[e]	1.12[e]
Ratio of net investment
income to average
net assets	1.22[d]	1.70	1.78	1.91	1.59	1.22
Portfolio Turnover Rate	84.77[b]	98	83[f]	51[f]	58[f]	80[f]
Net Assets, end of period
($ x 1,000)	67,219	174,878	1,257,378	2,015,088	287,065	124,675

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Total return would have been lower in the absence of expense waivers.
d	Annualized.
e	For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2004-2006, the ratios include the fund’s share of The Boston Company International Core Equity Portfolio’s (the Portfolio) allocated expenses.
f	On September 19, 2007, the fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the fund and the Portfolio for the year.The amounts shown for 2004-2006 are the ratios for the Portfolio.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company International Core Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to achieve long-term growth of capital. Prior to December 1, 2008, The Boston Company Asset Management LLC, a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment adviser. Effective December 1, 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “The Boston Company International Core Equity Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company International Core Equity Fund,” respectively.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

18

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	42,602,370	19,787,540	—	62,389,910
Other Financial
Instruments†	116,588	2,227	—	118,815
Liabilities ($)
Other Financial
Instruments†	—	(452)	—	(452)

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

20

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities ($)
Balance as of 9/30/2008	7,364
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(7,364)
Transfers in and/or out of Level 3	—
Balance as of 3/31/2009	—

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2009,The Bank of New York Mellon earned $123 from lending fund portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the

22

“BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through January 22, 2009, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008 was as follows: ordinary income $11,931,652 and long-term capital gains $245,600,155. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The Trust entered into two separate agreements with The Bank of New York Mellon that enable the fund, and other series in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit. In connection therewith, the fund has agreed to pay administrative and Facility fees on its pro rata portion of the lines of credit. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the lines of credit during the period ended March 31, 2009, was approximately $145,700 with a related weighted average annualized interest rate of .78%.

24

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets, and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly.

The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund so that such expenses do not exceed an annual rate of 1.25% of the value of the fund’s average daily net assets. The expense limitation and waiver are voluntary, not contractual, and may be terminated at any time.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $81,545 during the period ended March 31, 2009.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $30,000 for the period ended March 31, 2009 for administration and fund accounting services.

(b) The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $5,080 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ended March 31, 2009, the fund was charged $378 pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $83,125 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $2,578 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $44,446, custodian fees $64,499, chief compliance officer fees $2,578 and transfer agency per account fees $722.

(c) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and theTrust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Dreyfus/Laurel Funds, the Trust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, the Trust and Dreyfus High Yield Strategies

26

Fund.These fees and expenses are charged and allocated to each series based on net assets.

(d) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2009, redemption fees charged and retained by the fund amounted to $10,787.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended March 31, 2009, amounted to $89,556,166 and $138,886,157, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts,the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at March 31, 2009:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales:
Euro,
expiring 4/1/2009	36,735	48,354	48,806	(452)
Japanese Yen,
expiring 4/1/2009	10,047,289	103,730	101,503	2,227
Total				1,775

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. Contracts open at March 31, 2009, are set forth in the Statement of Financial Futures.

At March 31, 2009, accumulated net unrealized depreciation on investments was $12,996,053, consisting of $1,799,151 gross unrealized appreciation and $14,795,204 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using deriv-

28

atives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, were the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the funds’ past two fiscal years and any subsequent interim period: (i) no report on the funds’ financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board ofTrustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Representatives of the Manager reminded the Board members that the Manager became the investment adviser of the fund, effective December 1, 2008, and that there were no changes to the portfolio management of the fund as a result of the appointment of the Manager as the fund’s investment adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meet-

30

ing legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional international multi-cap value funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional international multi-cap value funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for each of the reported periods ended December 31, 2008, except the fund’s total return performance was above the Performance Universe median for the 10-year period ended December 31, 2008. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. A representative of the Manager informed the Board members that for the period of October 1, 2007 to August 31, 2008, the fund’s prior investment adviser, The Boston Company Asset Management LLC, an affiliate of the Manager, agreed to rebate 25% of its management fee to the fund. The Board members were informed that the rebate ended on

The Fund 31

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

September 1, 2008 and that the Manager is currently limiting the fund’s total expense ratio (excluding brokerage commissions, taxes and extraordinary expenses) to 1.45% of the fund’s average daily net assets and that such limitation is voluntary and may be terminated at any time. The Board members noted that the fund’s contractual management fee was below the Expense Group median and that, because of the rebate, the fund’s actual management fee was below the Expense Group and Expense Universe medians for the fiscal year ended September 30, 2008.The Board members also were informed that the Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided by The Bank of NewYork Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.The Board noted that the fund’s expense ratio, taking into account the rebate, was below the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropri-

32

ateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. A representative of the Manager reminded the Board members that The Bank of New York Mellon Corporation, the parent company of the Manager, paid all of the expenses associated with the Manager becoming the fund’s investment adviser and the proxy campaign with respect to the Board members becoming the Trust’s Board members. Because the Manager only became the fund’s investment adviser effective December 1, 2008, the Manager’s representatives were not able to provide a dollar amount of expenses allocated and profit received by the Manager, but a representative of the Manager did review the method to be used to determine such expenses and profit in the future.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio. The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets but noted the significant decrease to the fund’s recent asset levels.The Board members discussed the renewal requirements for advisory agreements and their ability to review the management fee annually.

The Fund 33

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by the Manager are adequate and appropriate.
  While the Board was concerned with the fund’s performance, the Board noted that the Manager only became the fund’s investment adviser effective December 1, 2008 and believed the Manager would seek to improve performance. The Board determined to closely monitor performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services to be provided, comparative performance, expense and advisory fee information and potential profits to be realized and benefits to be derived by the Manager from its relationship with the fund.
  The Board determined that because the Manager had become the investment adviser of the fund effective December 1,2008,economies of scale were not a factor at this time, but, to the extent that material economies of scale are not shared with the fund in the future, the Board would seek to do so in connection with future renewals.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

34

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
14	Statement of Financial Futures
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
30	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus/The Boston Company International Small Cap Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus/The Boston Company International Small Cap Fund, covering the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy, which has undoubtedly affected the global financial markets. The bankruptcy of Lehman Brothers in mid-September 2008 triggered a cascading global economic decline that affected both industrialized and emerging economies throughout the world.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, investors de-leveraged their portfolios, companies liquidated inventories, unemployment surged and corporate earnings sagged.

On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, an unprecedented and concerted worldwide effort has signaled that most developed markets are intent to do whatever it takes to forestall the economic slowdown, including interest-rate reductions by the ECB, the U.K and Japan, as well as massive monetary and fiscal stimulus and support for troubled financial institutions. Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser.Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through March 31, 2009, as provided by William Patzer and Mark Bogar, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus/The Boston Company International Small Cap Fund produced a total return of –32.60%.1 In comparison, the fund’s benchmark, the S&P Developed Ex-U.S. Small Cap Index (the “EMI Ex-U.S. Index”), produced a total return of –31.94% for the same period.2

Global economic instability created a significantly negative impact on small-capitalization equities during the reporting period. Although the fund suffered in kind with the falling markets, it fell short of its benchmark primarily due to weak security selections in Japan, Greece and Australia.

The Fund’s Investment Approach

The objective of the fund is to achieve long-term growth of capital by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the EMI Ex-U.S. Index.The fund may invest up to 25% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

We employ a “bottom-up” investment process that emphasizes individual stock selection and the construction of a diversified portfolio through quantitative models and traditional qualitative analysis.

Economic and Financial Crises Roiled Equity Markets

A deteriorating global economy — battered by an intensifying credit crisis, evaporating production demand, plummeting commodities prices and slackened consumer spending — caused equity markets to hemorrhage value during the last quarter of 2008. However, in the first quarter of 2009, central banks and governments intervened to stimulate their national economies.These measures energized equity markets late in the reporting period, sparking a rally that offset some previous declines.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Lagging Stock Selection Hurt Relative Performance

Japan was, by far, the worst relative performing region for the fund. A large export-oriented country, Japan was hurt by an abrupt slowdown in manufacturing activity, depressed consumer spending and a strengthening yen, and the fund’s exposure to these faltering exporters dampened its return. Greek consumer staples firms also weakened performance.

The main detractor in the fund’s materials sector was Australian scrap metal leader Sims Metal Management, which was adversely affected by declining prices in the metals industry. U.K. packaging companies Mondi PLC and Rexam also felt pressure as global trade slowed. Japanese real-estate investment trusts and property management companies detracted from performance in the financials sector, as the Japanese real estate market continued to incur damage throughout the reporting period. Key detractors in the consumer staples sector included Greece’s Alapis Holding, Industrial and Commercial S.A., which plummeted when the household products firm experienced uncertainty surrounding an acquisition. Cosmetic and household product manufacturer Sarantis fell along with the Greek market decline. House Food Corporation also undermined the fund’s results as the Japanese food manufacturer’s stock sank when investors began moving away from relatively defensive stocks.

Although the fund posted negative absolute returns, it had strong contributions from investments in a number of regions. In France, the fund’s outperformance was due to strong stock selection in the consumer discretionary sector. Returns from Germany were buoyed by information technology and industrial stocks. Strategic purchases among Canadian industrial firms, such as WestJet Airlines, also aided the fund, as did Crescent Point Energy Trust, which performed solidly despite the falling energy prices.

British consumer discretionary companies Thomas Cook Group and TUI Travel saw stability in summer travel bookings among Europeans as well as benefits from their asset-light business model. Domino’s Pizza UK posted a relatively strong return as consumers sought lower cost dining alternatives. French media companies Havas and Publicis Groupe outperformed competitors due to both firms’ diversification and global reach. Germany’s Software AG and Wincor Nixdorf bested

4

the benchmark’s return in the information technology sector, and Norway’s videoconferencing giant Tandberg saw solid demand despite the slowing business spending environment.

The fund’s outperformance in the industrials sector was owed primarily to German aircraft engine manufacturer MTU Aero Engines, which benefited from recurring revenues from aircraft replacement parts and servicing, as well as resilient trends in its military business line.

Cautiously Optimistic for the Longer Term

Despite reductions in global economic growth forecasts for some of the world’s major nations, the small-capitalization market began to see positive returns in the last weeks of the reporting period based on early signs of potential economic stabilization and some encouraging earnings reports. Incentives from governments and industries may help stimulate commercial and consumer spending,which could aid small-cap firms and revive confidence in equities.With this in mind,we have repositioned the fund to favor stocks that we believe have elements of downside protection due to lower, sustainable debt profiles, yet have attractive valuations and strong earnings recovery potential when markets stabilize and improve. We are avoiding exposure to businesses which, after various industry pricing busts, have shown poor capital structure or credit pro-files.We have focused instead on firms with good recovery and growth prospects, and we have continued to seek stocks that combine sustainable business momentum and valuation regardless of the market environment.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The Dreyfus Corporation currently is limiting the fund’s operating expenses. Had these expense limitations not been in effect, returns would have been lower.These expense limitations are voluntary, not contractual, and may be terminated at any time.
2	SOURCE: Standard & Poor’s — Reflects net reinvestment of dividends and, where applicable, capital gain distributions.The S&P Developed Ex-U.S. Small Cap Index captures the bottom 15% of companies in the developed countries excluding the U.S. within the S&P Global Broad Market Index, with a float adjusted market capitalization US$100 million or greater and a minimum annual trading liquidity of US$50 million.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company International Small Cap Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009

Expenses paid per $1,000†	$6.26
Ending value (after expenses)	$674.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009

Expenses paid per $1,000†	$7.54
Ending value (after expenses)	$1,017.45

† Expenses are equal to the fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS March 31, 2009 (Unaudited)

Common Stocks—95.4%	Shares	Value ($)
Australia—2.9%
Australian Worldwide Exploration	34,149	57,243
CFS Retail Property Trust	35,860	40,680
Computershare	8,028	49,081
Downer EDI	18,470	57,367
Goodman Fielder	58,160	42,355
Iluka Resources	15,400	43,263
Metcash	21,240	59,756
		349,745
Belgium—.8%
Bekaert	710	47,911
Cofinimmo	470	50,112
		98,023
Bermuda—.5%
Catlin Group	13,710	61,572
Canada—7.6%
Altagas Income Trust	3,370	38,089
Biovail	4,790	52,087
Cogeco Cable	2,720	67,957
Crescent Point Energy Trust	4,557	95,275
Emera	6,930	104,599
First Quantum Minerals	2,760	77,713
HudBay Minerals	16,130 [a]	75,609
IAMGOLD	6,830	58,939
Laurentian Bank of Canada	3,160	66,669
Red Back Mining	14,960 [a]	96,704
Rona	3,870 [a]	36,435
Silver Standard Resources	3,290 [a]	53,546
Sino-Forest	7,130 [a]	49,709
Westjet Airlines, Cl. W	5,990 [a]	55,206
		928,537
China—1.3%
China Agri-Industries Holdings	186,000 [a]	88,575
Zhejiang Expressway, Cl. H	102,000	74,377
		162,952

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Finland—1.3%
Konecranes	2,870	48,045
Outotec	3,870	66,534
Tietoenator	3,840	39,845
		154,424
France—8.7%
Cap Gemini	1,763	56,731
CNP Assurances	1,120	70,682
Eutelsat Communications	2,410	51,231
Faiveley	780	56,997
Fonciere des Regions	688	32,317
Havas	33,859	87,271
Ipsen	1,595	61,433
Ipsos	2,690	59,327
Neopost	590	45,782
Publicis Groupe	4,246	108,989
Scor	6,360	130,931
Societe BIC	910	44,728
Technip	2,800	98,992
Teleperformance	3,542	97,506
Unibail-Rodamco	401	56,809
		1,059,726
Germany—6.7%
Adidas	1,250	41,618
Deutsche Euroshop	2,028	58,469
Deutsche Lufthansa	5,575	60,515
Fielmann	1,120	68,985
Lanxess	4,720	80,457
MTU Aero Engines Holding	2,900	67,966
Puma	300	45,546
Rheinmetall	1,420	48,316
Salzgitter	1,517	84,812
Software	1,020	72,705
Tognum	7,820	68,156
Vossloh	390	41,395
Wincor Nixdorf	1,710	77,495
		816,435

8

Common Stocks (continued)	Shares	Value ($)
Greece—.5%
Public Power	2,570	46,437
Sarantis	5,768	20,078
		66,515
Hong Kong—1.0%
Neo-China Land Group Holdings	645,500 [b]	62,463
Pacific Basin Shipping	136,000	61,900
Peace Mark Holdings	712,000 [b]	0
		124,363
Ireland—.8%
DCC	6,736	102,024
Italy—4.7%
ACEA	6,085	72,761
Banca Popolare di Milano Scarl	18,764	93,487
Benetton Group	13,724	89,437
Buzzi Unicem	5,663	63,539
DiaSorin	2,100	46,957
Parmalat	64,990	133,923
Recordati	13,170	71,741
		571,845
Japan—25.8%
Air Water	7,800	68,318
Amada	11,000	57,973
Asics	5,000	34,944
Bank of Kyoto	6,000	51,141
Bank of Yokohama	12,000	51,555
Chiba Bank	11,000	54,869
Chiyoda	4,500	63,381
Circle K Sunkus	4,500	64,111
COMSYS Holdings	10,000	84,194
Daifuku	11,500	62,363
Daito Trust Construction	800	26,817
Disco	1,800	44,582
F.C.C	3,200	33,068
Fukuoka Financial Group	15,000	46,146
Gourmet Navigator	17	34,057
Hogy Medical	1,081	58,971

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Hokuhoku Financial Group	40,000	73,442
House Foods	4,400	61,205
Japan Aviation Electronics Industry	10,000	49,622
Japan Excellent	9	32,472
Kansai Paint	16,000	89,810
Keihin	10,400	112,376
Kinden	9,000	73,129
Kuroda Electric	15,800	87,315
KYORIN Co	4,000	49,625
Kyowa Exeo	4,000	32,585
Lintec	3,800	47,249
Matsui Securities	11,800	77,623
Matsumotokiyoshi Holdings	3,100	49,750
MegaChips	1,900	30,400
Mitsumi Electric	5,900	86,274
NET One Systems	38	50,139
NSD	5,700	36,334
Pacific Metals	11,000	48,841
Pigeon	2,800	69,616
Point	2,010	90,644
Seino Holdings	24,000	115,750
Shimachu	3,700	62,136
Shimano	1,000	30,460
Shinko Electric Industries	6,400	61,820
Shinko Plantech	9,300	58,221
SKY Perfect JSAT Holdings	111	42,312
Star Micronics	5,500	51,033
Tokai Rika	5,100	51,372
Tokuyama	7,000	45,030
Tokyo Ohka Kogyo	3,600	50,365
Tokyu Reit	10	53,732
Top REIT	13	47,536
Toshiba Machine	30,000	89,578
Towa Pharmaceutical	1,000	41,822
Toyo Engineering	24,000	71,122
Tsumura & Co	1,500	38,723

10

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Yamaguchi Financial Group	6,000	56,484
Yokohama Rubber	17,000	71,428
		3,123,865
Netherlands—2.0%
Gemalto	2,290 [a]	65,414
Imtech	5,502	75,731
Koninklijke Vopak	1,000	40,031
Wereldhave	920	64,373
		245,549
Norway—.8%
Tandberg	3,400	50,138
TGS Nopec Geophysical	6,200 [a]	48,344
		98,482
Singapore—.7%
ComfortDelgro	68,000	60,847
Singapore Petroleum	14,700	27,516
		88,363
South Korea—4.5%
CJ Home Shopping	2,728	109,779
Daegu Bank	6,890	36,312
Honam Petrochemical	1,065	45,954
Kiwoom Securities	1,099	36,071
Korea Plant Service & Engineering	3,480	77,874
LG Fashion	4,810	63,534
NCsoft	720	48,694
Youngone	6,890	43,296
Yuhan	630	84,286
		545,800
Spain—3.0%
Bankinter	6,120	64,804
Corporacion Financiera Alba	2,984	112,197
Enagas	2,818	39,949
Laboratorios Almirall	9,873	85,525
Prosegur Cia de Seguridad	2,180	58,738
		361,213

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Sweden—.5%
Elekta, Cl. B	6,060	61,010
Switzerland—5.4%
Actelion	1,730 [a]	78,954
Adecco	3,296	103,023
Baloise Holding	970	62,079
Banque Cantonale Vaudoise	310	102,875
Kuoni Reisen Holding	330	80,014
PSP Swiss Property	2,300 [a]	96,987
Schindler Holding	2,910	137,409
		661,341
United Kingdom—15.5%
Aggreko	9,080	64,067
AMEC	7,070	54,120
Amlin	16,821	83,026
Asos	23,200 [a]	100,281
Autonomy	3,190 [a]	59,732
Balfour Beatty	17,000	80,007
Beazley Group	39,467	48,701
Bellway	3,340	32,468
Charter International	17,370	113,650
Close Brothers Group	6,906	53,211
Croda International	11,910	90,572
Dana Petroleum	2,358 [a]	37,589
Davis Service Group	11,730	44,054
De La Rue	2,996	41,784
Domino’s Pizza UK & IRL	29,660	95,648
Halfords Group	10,580	44,365
Halma	17,800	42,205
IG Group Holdings	17,090	42,974
Interserve	19,207	51,260
Jardine Lloyd Thompson Group	11,975	75,344
London Stock Exchange Group	6,230	50,550
Persimmon	11,180	55,424
Regus	66,070	69,678
Spectris	7,200	41,582
Spirent Communications	112,044	79,579
SSL International	9,590	61,783

12

Common Stocks (continued)	Shares	Value ($)
United Kingdom (continued)
Thomas Cook Group	36,280	124,935
Tui Travel	29,479	96,756
Vedanta Resources	4,390	42,549
		1,877,894
United States—.4%
Gran Tierra Energy	18,090 [a]	46,201
Total Common Stocks
(cost $14,590,261)		11,605,879

Preferred Stocks—.6%
United Kingdom
Inmarsat
(cost $66,302)	11,200	78,624

Other Investment—3.4%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $419,741)	419,741 [c]	419,741

Total Investments (cost $15,076,304)	99.4%	12,104,244
Cash and Receivables (Net)	.6%	70,209
Net Assets	100.0%	12,174,453

a	Non-income producing security.
b	Illiquid security, fair valued by management.At the period end, the value of these securities amounted to $62,463 or 0.5% of net assets.The valuation of these securities has been determined in good faith under the direction of the Board of Trustees.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Industrials	22.1	Consumer Staples	4.8
Financials	18.3	Energy	4.6
Consumer Discretionary	17.2	Money Market Investment	3.4
Materials	10.0	Utilities	2.2
Information Technology	9.6	Telecommunication Services	.7
Health Care	6.5		99.4

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF FINANCIAL FUTURES

March 31, 2009 (Unaudited)

		Market Value
		Covered by		Unrealized
	Contracts	Contracts ($)	Expiration	(Depreciation) ($)
Financial Futures Long
DJ Euro—Stoxx 50	16	423,665	June 2009	(9,506)
Topix Index	2	156,994	June 2009	(11,348)
				(20,854)

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	14,656,563	11,684,503
Affiliated issuers	419,741	419,741
Cash		50,001
Cash denominated in foreign currencies	202,972	200,916
Dividends and interest receivable		347,470
Due from broker		145,000[a]
Receivable for investment securities sold		105,408
Receivable for futures variation margin—Note 4		13,494
Prepaid expenses		8,907
		12,975,440
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		51,969
Payable for shares of Beneficial Interest redeemed		558,724
Payable for investment securities purchased		132,933
Interest payable—Note 2		507
Unrealized depreciation on forward
currency exchange contracts—Note 4		44
Accrued expenses		56,810
		800,987
Net Assets ($)		12,174,453
Composition of Net Assets ($):
Paid-in capital		46,276,736
Accumulated distributions in excess of investment income—net		(45,431)
Accumulated net realized gain (loss) on investments		(31,073,228)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions [including
($20,854) net unrealized (depreciation) on financial futures]		(2,983,624)
Net Assets ($)		12,174,453
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		2,224,059
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		5.47

a Represents collateral for open financial futures positions.
See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $15,865 foreign taxes withheld at source):
Unaffiliated issuers	235,048
Affiliated issuers	3,694
Interest	2,256
Total Income	240,998
Expenses:
Investment advisory fee—Note 3(a)	153,984
Custodian fees—Note 3(b)	78,111
Accounting and administration fees—Note 3(a)	30,000
Auditing fees	23,522
Registration fees	14,385
Trustees’ fees and expenses—Note 3(c)	6,727
Interest expense—Note 2	1,640
Shareholder servicing costs—Note 3(b)	1,146
Legal fees	974
Loan commitment fees—Note 2	500
Miscellaneous	184
Total Expenses	311,173
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(79,954)
Less—reduction in fees due to earnings credits—Note 1(c)	(1,146)
Net Expenses	230,073
Investment Income—Net	10,925
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(28,789,165)
Net realized gain (loss) on financial futures	(135,665)
Net realized gain (loss) on forward currency exchange contracts	100,996
Net Realized Gain (Loss)	(28,823,834)
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions (including $24,449
net unrealized appreciation on financial futures)	10,588,820
Net Realized and Unrealized Gain (Loss) on Investments	(18,235,014)
Net (Decrease) in Net Assets Resulting from Operations	(18,224,089)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)	September 30, 2008
Operations ($):
Investment income—net	10,925	1,037,817
Net realized gain (loss) on investments	(28,823,834)	42,163,452
Net unrealized appreciation
(depreciation) on investments	10,588,820	(101,430,790)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(18,224,089)	(58,229,521)
Dividends to Shareholders from ($):
Investment income—net	—	(885,496)
Net realized gain on investments	—	(196,526,625)
Total Dividends	—	(197,412,121)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	2,677,908	48,024,124
Dividends reinvested	—	167,435,024
Cost of shares redeemed	(29,718,915)	(467,068,924)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(27,041,007)	(251,609,776)
Total Increase (Decrease) in Net Assets	(45,265,096)	(507,251,418)
Net Assets ($):
Beginning of Period	57,439,549	564,690,967
End of Period	12,174,453	57,439,549
Distributions in excess of investment income—net	(45,431)	(56,356)
Capital Share Transactions (Shares):
Shares sold	422,586	8,086,329
Shares issued for dividends reinvested	—	136,126,035
Shares redeemed	(5,281,338)	(158,258,949)
Net Increase (Decrease) in Shares Outstanding	(4,858,752)	(14,046,585)

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2009			Year Ended September 30,
	(Unaudited)	2008[a]	2007[a]	2006[a]	2005[a]	2004[a]
Per Share Data ($):
Net asset value,
beginning of period	8.11	267.30	240.30	208.40	159.30	120.50
Investment Operations:
Investment income—net[b]	.00[c]	.52	1.30	1.80	2.30	1.40
Net realized and unrealized
gain (loss) on investments	(2.64)	(29.50)	54.80	45.20	58.60	38.60
Total from Investment Operations	(2.64)	(28.98)	56.10	47.00	60.90	40.00
Distributions:
Dividends from
investment income—net	—	(.59)	(1.90)	(1.90)	(1.70)	(1.20)
Dividends from net realized
gain on investments	—	(229.62)	(27.20)	(13.20)	(10.10)	—
Total Distributions	—	(230.21)	(29.10)	(15.10)	(11.80)	(1.20)
Net asset value, end of period	5.47	8.11	267.30	240.30	208.40	159.30
Total Return (%)	(32.60)[d] (39.92)[e]		24.50[e]	23.72	40.20	33.35
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.03[f]	1.53	1.12[g]	1.11	1.16	1.27
Ratio of net expenses
to average net assets	1.50[f]	1.28	1.10[g]	1.11[g]	1.16[g]	1.27[g]
Ratio of net investment income
to average net assets	.07[f]	.69	.68	.79	1.26	.99
Portfolio Turnover Rate	94.26[d]	136	88[h]	65[h]	50[h]	72[h]
Net Assets, end of period
($ x 1,000)	12,174	57,440	564,691	758,691	524,910	212,032

a	Amounts were adjusted to reflect a 1:10 reverse share split on January 24, 2008.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Total return would have been lower in the absence of expense waivers.
f	Annualized.
g	For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2004-2006, the ratios include the fund’s share of the The Boston Company International Small Cap Portfolio’s (the Portfolio) allocated expenses.
h	On September 19, 2007, the fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio. Effective September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the fund and the Portfolio for the year.The amounts shown for 2004- 2006 are the ratios for the Portfolio.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company International Small Cap Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to achieve long-term growth of capital. Prior to December 1, 2008,The Boston Company Asset Management LLC, a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment advisor. Effective December 1, 2008,The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds InvestmentTrust” and “The Boston Company International Small Cap Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company International Small Cap Fund,” respectively.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

20

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	7,781,539	4,260,242	62,463	12,104,244
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	(20,854)	(44)	—	(20,898)

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities ($)
Balance as of 9/30/2008	249,211
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(186,748)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 3/31/2009	62,463

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash

22

management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008 was as follows: ordinary income $4,954,647 and long-term capital gains $192,457,474.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The Trust entered into two separate agreements with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, that enable the fund, and other series in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit. In connection therewith, the fund has agreed to pay administrative and Facility fees on its pro rata portion of the lines of credit. Interest is charged to the fund based on a prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the lines of credit during the period ended March 31, 2009, was approximately $388,200 with a related weighted average annualized interest rate of .85%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of 1.00% of the value of the fund’s average daily net assets and is payable monthly.The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, not to exceed an

24

annual rate of 1.50% of the value of the fund’s average daily net assets. The expense limitation and waiver are voluntary, not contractual, and may be terminated at any time.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $79,954 during the period ended March 31, 2009.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $30,000 for the period ended March 31, 2009 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $3,693 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2009, the fund was charged $1,146 pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $78,111 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $2,578 for services performed by the Chief Compliance Officer.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of:investment advisory fees $14,019, custodian fees $37,434, chief compliance officer fees $2,578 and transfer agency per account fees $4,800, which are offset against an expense reimbursement currently in effect in the amount of $6,862.

(c) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting ofThe Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and the Trust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Dreyfus/Laurel Funds, theTrust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, the Trust and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(d) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2009, redemption fees charged and retained by the fund amounted to $6,176.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended March 31, 2009, amounted to $28,478,148 and $53,463,441, respectively.

26

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at March 31, 2009:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchase:
Canadian Dollar,
expiring 4/2/2009	29,966	23,811	23,767	(44)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the con-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. Contracts open at March 31, 2009, are set forth in the Statement of Financial Futures.

At March 31, 2009, accumulated net unrealized depreciation on investments was $2,972,060, consisting of $729,272 gross unrealized appreciation and $3,701,332 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, were the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the

28

independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the funds’ past two fiscal years and any subsequent interim period: (i) no report on the funds’ financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Fund

29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Representatives of the Manager reminded the Board members that the Manager became the investment adviser of the fund, effective December 1, 2008, and that there were no changes to the portfolio management of the fund as a result of the appointment of the Manager as the fund’s investment adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meet-

30

ing legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional international small/mid-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional international small/mid-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group median for the reported periods ended December 31, 2008. The Board also noted that the fund’s total return performance was below the Performance Universe median for each of the reported periods ended December 31, 2008, except the fund’s total return performance was above the Performance Universe median for the 5-year period ended December 31, 2008.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. A representative of the Manager informed the Board members that for the period of October 1, 2007 to August 31, 2008, the fund’s prior investment adviser,The Boston Company Asset Management LLC, an affiliate of

The Fund

31

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the Manager, agreed to rebate 25% of its management fee to the fund. The Board members were informed that the rebate ended on September 1, 2008 and the Manager is currently limiting the fund’s total expense ratio (excluding brokerage commissions, taxes and extraordinary expenses) to 1.50% of the fund’s average daily net assets and that such limitation is voluntary and may be terminated at any time. The Board members noted that the fund’s contractual management fee was equal to the Expense Group median and that, because of the rebate, the fund’s actual management fee was below the Expense Group and Expense Universe medians for the fiscal year ended September 30, 2008.The Board members also were informed that the Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided by The Bank of NewYork Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.The Board noted that the fund’s expense ratio, with or without the rebate, was above the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the

32

Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. A representative of the Manager reminded the Board members that The Bank of New York Mellon Corporation, the parent company of the Manager, paid all of the expenses associated with the Manager becoming the fund’s investment adviser and the proxy campaign with respect to the Board members becoming the Trust’s Board members. Because the Manager only became the fund’s investment adviser effective December 1, 2008, the Manager’s representatives were not able to provide a dollar amount of expenses allocated and profit received by the Manager, but a representative of the Manager did review the method to be used to determine such expenses and profit in the future.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio. The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets but noted the significant decrease to the fund’s recent asset levels.The Board members discussed the renewal requirements for advisory agreements and their ability to review the management fee annually.

The Fund

33

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by the Manager are adequate and appropriate.
  While the Board was concerned with the fund’s performance, the Board noted that the Manager only became the fund’s investment adviser effective December 1, 2008 and believed the Manager would seek to improve performance. The Board determined to closely monitor performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services to be provided, comparative performance, expense and advisory fee information and potential profits to be realized and benefits to be derived by the Manager from its relationship with the fund.
  The Board determined that because the Manager had become the investment adviser of the fund effective December 1,2008,economies of scale were not a factor at this time, but, to the extent that material economies of scale are not shared with the fund in the future, the Board would seek to do so in connection with future renewals.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

34

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
27	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus/The Boston Company Large Cap Core Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus/The Boston Company Large Cap Core Fund, covering the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy and virtually all sectors and capitalization ranges of the stock markets. A relatively mild economic downturn over the first several months of 2008 was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged.

On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs, massive monetary and fiscal stimulus and support for troubled financial institutions. Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser. Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through March 31, 2009, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus/The Boston Company Large Cap Core Fund’s Class I shares produced a total return of –30.73%.1 On March 31, 2009, the fund also began offering Class A and Class C shares. In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, achieved a total return of –30.52% for the same period.2

The fund very closely tracked the S&P 500 Index; the slight underper-formance is largely attributable to our stock selection in industrials, information technology, and energy.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund normally invests at least 80% of its assets in equity securities of large cap companies that appear to be undervalued relative to underlying business fundamentals. The fund currently considers large cap companies to be those with total market capitalizations, at the time of purchase, that are greater than the market capitalizations of companies in the bottom 5% of the capitalization range represented in the S&P 500 Index.The portfolio managers employ a value-based investment style in managing the fund’s portfolio, which means they seek to identify those companies with stocks trading at prices below what the portfolio managers believe are their intrinsic value. The portfolio managers use a combination of quantitative and fundamental research to identify portfolio candidates.

Market Volatility Continued

Investors who thought the final quarter of 2008 might provide a respite from the disconcerting developments of the year’s third quarter were disappointed, as turmoil continued to be the watchword of the financial markets through the end of the year. Investors fled from equities of virtually every stripe, seeking out less-volatile asset classes, though few markets offered a safe port in the market storm.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The Federal Reserve was active during the crisis, using every tool it had in its attempts to help restore investor confidence in the financial system, bring some stability to the marketplace, and stimulate economic activity. Of course, the ultimate outcome of these tactics is not yet certain. Although the path toward recovery is unlikely to be smooth or steady, the willingness of the world’s governments to act cooperatively drew a generally positive response from the financial markets in March.

Investors Respond to Hopeful Signs

Battle-worn investors appeared to regain some confidence in March. Even though results in the first three months of the year were negative, buyers came back to the market, with bargain hunters snatching up many of the companies that had been beaten down.

For example, Bank of America rebounded late in the reporting period, as investors sought to capitalize on the depressed valuations of many financials stocks.We had sold Bank of America earlier in the reporting period on concerns they would need to raise capital, which would be detrimental to shareholders, and this hurt our relative performance during the reporting period.

Over the past six months, every sector in the S&P 500 Index posted a negative return. Not surprisingly, the financials sector was hit hardest; this sector lost more than half its value over the reporting period. Concerns about the impact of tight credit and lower capital spending put a crimp on the results for information technology stocks. More moderate oil prices helped to relieve some pressure on consumers, but dimmed results and the outlook for companies in the energy industry.

Telecommunication services was the one sector able to keep its losses out of the double digits. The sector is generally considered to be defensive and thus more appealing in an uncertain economic climate. We don’t entirely share that view, however, given changes to the industry business model in recent years we thus elected to hold an underweight position in the portfolio.

Cautious Approach Warranted

The consumer discretionary sector overall was weak during the six months, but we were able to add significant value through our indi-

4

vidual stock selections.We focused on companies that were positioned to benefit from the tendency of consumers to favor value-oriented stores in difficult economic times, such as Family Dollar Stores (one of our top performers for the reporting period) and Ross Stores. Best Buy was a more opportunisic addition later in the reporting period, as we anticipated it would benefit from the liquidation of rival Circuit City. It, too, performed well.

Schering-Plough was a significant contributor to relative return during the reporting period. We stuck with this long-time holding earlier in the year when it encountered questions about its cholesterol-reducing drug Vytorin. Although that controversy was a setback, we retained confidence in the company’s solid drug pipeline. Schering-Plough recently received an attractive merger offer from Merck & Co.Moreover, we find the prospect of the combined entity so compelling that we established a new position in Merck.

Our Outlook

We are cautiously moving toward more opportunistic portfolio positioning as signs of recovery emerge. We have taken profits in some of our winners, as we expect many of the companies that helped us to weather the tough times may not continue to drive performance during recovery.

We continue to focus on quality companies with positive earnings momentum at attractive valuations.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The Dreyfus
Corporation currently is limiting the fund’s operating expenses. Had these expense limitations not been in effect, returns would have been lower. These expense limitations are voluntary, not contractual, and may be terminated at any time.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Large Cap Core Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009†
	Class A	Class C	Class I
Expenses paid per $1,000††	$ .03	$ .05	$ 3.88
Ending value (after expenses)	$1,011.70	$1,011.70	$692.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009†††
	Class A	Class C	Class I
Expenses paid per $1,000††††	$ 5.79	$ 9.55	$ 4.63
Ending value (after expenses)	$1,019.20	$1,015.46	$1,020.34

†	From March 31, 2009 (commencement of initial offering) to March 31, 2009 for Class A and Class C shares.
††	Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A and 1.90% for Class C, multiplied by the average account value over the period, multiplied by 1/365 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of .92% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period)
†††	Please note that while Class A and Class C shares commenced operations on March 31, 2009, the Hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability
This projection assumes that annualized expense ratios were in effect during the period October 1, 2008 to
March 31, 2009.
††††	Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, and
.92% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS March 31, 2009 (Unaudited)

Common Stocks—99.4%	Shares	Value ($)
Consumer Discretionary—10.2%
American Eagle Outfitters	7,920	96,941
Bally Technologies	10,010 [a]	184,384
Best Buy	14,560	552,698
Darden Restaurants	7,556	258,869
Family Dollar Stores	7,770	259,285
Home Depot	20,290	478,032
Macy’s	10,070	89,623
McDonald’s	5,428	296,206
News, Cl. A	38,690	256,128
Omnicom Group	13,310	311,454
Rent-A-Center	10,650 [a]	206,291
Ross Stores	10,480	376,022
Time Warner	10,770	207,861
Time Warner Cable, Cl. A	2,703	67,044
		3,640,838
Consumer Staples—10.4%
Coca-Cola Enterprises	12,580	165,930
Colgate-Palmolive	11,670	688,297
CVS Caremark	19,550	537,429
Energizer Holdings	7,850 [a]	390,066
Lorillard	6,220	384,023
PepsiCo	5,170	266,152
Philip Morris International	18,740	666,769
Wal-Mart Stores	11,640	606,444
		3,705,110
Energy—13.6%
Anadarko Petroleum	7,120	276,897
Chevron	19,622	1,319,383
ConocoPhillips	14,850	581,526
Hess	10,530	570,726
Marathon Oil	16,520	434,311
National Oilwell Varco	10,010 [a]	287,387
Newfield Exploration	7,450 [a]	169,115
Occidental Petroleum	10,230	569,300
Williams	13,570	154,427
XTO Energy	15,885	486,399
		4,849,471

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—12.7%
Ameriprise Financial	16,040	328,660
BlackRock	1,800	234,072
Charles Schwab	17,290	267,995
Chubb	16,500	698,280
First Horizon National	31,043	333,396
Franklin Resources	5,700	307,059
JPMorgan Chase & Co.	33,310	885,380
KeyCorp	29,060	228,702
MetLife	9,050	206,069
Northern Trust	4,930	294,913
Visa, Cl. A	6,275	348,890
Wells Fargo & Co.	27,410	390,318
		4,523,734
Health Care—14.8%
Aetna	11,250	273,712
Amgen	8,810 [a]	436,271
Baxter International	8,520	436,394
Biogen Idec	3,550 [a]	186,091
Cephalon	2,540 [a]	172,974
Covidien	7,647	254,186
Gilead Sciences	3,710 [a]	171,847
Hospira	6,780 [a]	209,231
Life Technologies	7,850 [a]	254,968
McKesson	4,160	145,766
Merck & Co.	8,390	224,432
Owens & Minor	4,980	164,987
Pfizer	46,360	631,423
Schering-Plough	19,590	461,345
St. Jude Medical	8,820 [a]	320,431
Vertex Pharmaceuticals	17,000 [a]	488,410
Wyeth	9,570	411,893
		5,244,361
Industrial—9.2%
Dover	13,060	344,523
FedEx	7,890	351,026
Fluor	9,260	319,933

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
General Electric	23,570	238,293
Goodrich	6,640	251,590
L-3 Communications Holdings	4,730	320,694
Norfolk Southern	13,360	450,900
Parker Hannifin	11,040	375,139
Raytheon	5,500	214,170
Textron	9,410	54,013
Tyco International	18,427	360,432
		3,280,713
Materials—2.1%
Freeport-McMoRan Copper & Gold	12,900	491,619
Mosaic	5,690	238,866
		730,485
Technology—20.4%
Akamai Technologies	14,880 [a]	288,672
Apple	3,900 [a]	409,968
Broadcom, Cl. A	15,280 [a]	305,294
Cisco Systems	47,970 [a]	804,457
EMC	32,410 [a]	369,474
Intel	26,580	400,029
International Business Machines	9,960	965,024
Juniper Networks	25,070 [a]	377,554
Lam Research	13,300 [a]	302,841
Microsoft	44,040	809,015
Motorola	67,130	283,960
National Semiconductor	17,670	181,471
Nokia, ADR	14,510	169,332
Oracle	34,720	627,390
QUALCOMM	15,740	612,443
Symantec	20,440 [a]	305,374
		7,212,298
Telecommunication Services—2.1%
AT & T	29,950	754,740
Utilities—3.9%
American Electric Power	18,430	465,542
PG & E	9,620	367,676

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)			Shares	Value ($)
Utilities (continued)
Sempra Energy			11,700	541,008
				1,374,226
Total Common Stocks
(cost $42,864,577)				35,315,976

Other Investment—.4%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $151,198)			151,198 [b]	151,198

Total Investments (cost $43,015,775)			99.8%	35,467,174
Cash and Receivables (Net)			.2%	88,569
Net Assets			100.0%	35,555,743

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
		Value (%)		Value (%)
Technology		20.4	Industrial	9.2
Health Care		14.8	Utilities	3.9
Energy		13.6	Materials	2.1
Financial		12.7	Telecommunication Services	2.1
Consumer Staples		10.4	Money Market Investments	.4
Consumer Discretionary		10.2		99.8

†	Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		42,864,577	35,315,976
Affiliated issuers		151,198	151,198
Cash			94,411
Dividends and interest receivable			76,563
Prepaid expenses			17,522
			35,655,670
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			16,115
Accrued expenses			83,812
			99,927
Net Assets ($)			35,555,743
Composition of Net Assets ($):
Paid-in capital			61,773,594
Accumulated undistributed investment income—net			229,097
Accumulated net realized gain (loss) on investments			(18,898,347)
Accumulated net unrealized appreciation
(depreciation) on investments			(7,548,601)
Net Assets ($)			35,555,743

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	10,118.89	10,118.68	35,535,505
Shares Outstanding	485.437	485.437	1,702,370
Net Asset Value Per Share ($)	20.84	20.84	20.87

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $5,774 foreign taxes withheld at source):
Unaffiliated issuers	553,066
Affiliated issuers	660
Total Income	553,726
Expenses:
Investment advisory fee—Note 3(a)	103,255
Accounting and administration fees—Note 3(a)	22,500
Shareholder servicing costs—Note 3(c,d)	47,357
Custodian fees—Note 3(d)	21,297
Auditing fees	16,158
Trustees’ fees and expenses—Note 3(e)	6,957
Prospectus and shareholders’ reports	6,922
Loan commitment fees—Note 2	6,016
Registration fees	5,592
Legal fees	5,143
Interest expense—Note 2	51
Miscellaneous	9,732
Total Expenses	250,980
Less—reduction in expenses due to undertaking—Note 3(a)	(60,274)
Less—reduction in fees due to earnings credits—Note 1(b)	(192)
Net Expenses	190,514
Investment Income—Net	363,212
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(15,135,157)
Net unrealized appreciation (depreciation) on investments	(3,133,705)
Net Realized and Unrealized Gain (Loss) on Investments	(18,268,862)
Net (Decrease) in Net Assets Resulting from Operations	(17,905,650)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008
Operations ($):
Investment income—net	363,212	1,123,129
Net realized gain (loss) on investments	(15,135,157)	(2,660,809)
Net unrealized appreciation
(depreciation) on investments	(3,133,705)	(21,250,644)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(17,905,650)	(22,788,324)
Dividends to Shareholders from ($):
Investment income—net:
Class I Shares	(375,152)	(1,382,840)
Net realized gain on investments:
Class I Shares	—	(9,312,016)
Total Dividends	(375,152)	(10,694,856)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,000	—
Class C Shares	10,000	—
Class I Shares	2,163,083	5,624,260
Dividends reinvested:
Class I Shares	244,136	9,590,146
Cost of shares redeemed:
Class I Shares	(8,587,096)	(44,326,241)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(6,159,877)	(29,111,835)
Total Increase (Decrease) in Net Assets	(24,440,679)	(62,595,015)
Net Assets ($):
Beginning of Period	59,996,422	122,591,437
End of Period	35,555,743	59,996,422
Undistributed investment income—net	229,097	241,037

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008
Capital Share Transactions:
Class A
Shares sold	485	—
Class C
Shares sold	485	—
Class I
Shares sold	98,914	149,102
Shares issued for dividends reinvested	10,992	250,056
Shares redeemed	(381,684)	(1,257,717)
Net Increase (Decrease) in Shares Outstanding	(271,778)	(858,559)

a	The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated Class I and the fund added Class A and Class C shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2009 (Unaudited)[a]
	Class A	Class C
	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	20.60	20.60
Investment Operations:
Investment (loss)—net[b,c]	(.00)	(.00)
Net realized and unrealized
gain (loss) on investments	.24	.24
Net asset value, end of period	20.84	20.84
Total Return (%)[d,e]	1.17	1.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	1.55	2.31
Ratio of net expenses to average net assets[f]	1.15	1.90
Ratio of net investment (loss)
to average net assets[f]	(1.15)	(1.90)
Portfolio Turnover Rate[e]	57.76	57.76
Net Assets, end of period ($ x 1,000)	10	10

a	From March 31, 2009 (commencement of initial offering) to March 31, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2009			Year Ended September 30,
Class I Shares[a]	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	30.39	43.28	37.58	39.57	35.24	31.43
Investment Operations:
Investment income—net[b]	.20	.43	.43	.36	.41	.23
Net realized and unrealized
gain (loss) on investments	(9.52)	(9.32)[c]	7.01[c]	3.22	4.28[c]	3.92[c]
Total from Investment Operations	(9.32)	(8.89)	7.44	3.58	4.69	4.15
Distributions:
Dividends from
investment income—net	(.20)	(.53)	(.33)	(.39)	(.36)	(.34)
Dividends from net realized
gain on investments	—	(3.47)	(1.41)	(5.18)	—	—
Total Distributions	(.20)	(4.00)	(1.74)	(5.57)	(.36)	(.34)
Net asset value, end of period	20.87	30.39	43.28	37.58	39.57	35.24
Total Return (%)	(30.73)[d]	(22.41)	20.27	9.84[e]	13.34	13.23[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22[f]	.84	.80[g]	.99[g]	.85[g]	.84[g]
Ratio of net expenses
to average net assets	.92[f]	.84	.80[g]	.90[g]	.85[g]	.83[g]
Ratio of net investment income
to average net assets	1.76[f]	1.17	1.05	.98	1.10	.67
Portfolio Turnover Rate	57.76[d]	61	59[h]	103[h]	85[h]	66[h]
Net Assets, end of period
($ x 1,000)	35,536	59,996	122,591	93,745	46,036	56,067

a	The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amounts include litigation proceeds received by the fund of $0.02 for the year ended September 30, 2008, $0.04 for the year ended September 30, 2007, $0.02 for the year ended September 30, 2005 and $0.02 for the year ended September 30, 2004.
d	Not annualized.
e	Total return would have been lower in the absence of expense waivers.
f	Annualized.
g	For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2004-2006, the ratios include the fund’s share of the The Boston Company Large Cap Core Portfolio’s (the Portfolio) allocated expenses.
h	On September 19, 2007, the fund, which had owned 100% of the Portfolio on such date, withdrew entirely form the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio. Effective September 20, 2007, the fund began investing directly in securities.Portfolio turnover represents investment activity of both the fund and the Portfolio for the year.The amounts shown for 2004-2006 are ratios for the Portfolio.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Large Cap Core Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds, (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to achieve long-term growth of capital. Prior to December 1, 2008, The Boston Company Asset Management, LLC (“TBCAM”) a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment adviser. After December 1, 2008,The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “The Boston Company Large Cap Core Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company Large Cap Core Fund,” respectively.

At the Board meetings held on February 9-10, 2009, the Board of Trustees approved, effective March 31, 2009, the implementation of a multiple class structure for the fund. On March 31, 2009, existing shares were classified as Class I shares and the fund added Class A and Class C shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of March 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class A and Class C shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which requires the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has

18

been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	35,467,174	—	—	35,467,174
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

(b) Securities transactions and investment income: Securities trans-

actions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

20

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008 was as follows: ordinary income $4,956,185 and long-term capital gains $5,738,671.The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The Trust entered into two separate agreements with The Bank of New York Mellon that enable the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit. In connection therewith, the fund has agreed to pay administrative and facility fees on its pro rata portion of the lines of credit. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the lines of credit during the period ended March 31, 2008, was approximately $12,000 with a related weighted average annualized interest rate of .85%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager is currently limiting the fund’s operating expenses or assuming all or part of the expenses of the fund so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets.The expense limitation and waiver are voluntary, not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $60,274 during the period ended March 31, 2009.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these ser-

22

vices the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $22,500 for the period ended March 31, 2009 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets. During the period ended March 31, 2009, Class C shares were charged less than $1 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2009, Class A and Class C shares were charged less than $1 pursuant to the Shareholder Services Plan.

(d) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009 the fund was charged $441 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31,

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

2009, the fund was charged $192 pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $21,297 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $2,578 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory $14,466, custodian fees $23,250, chief compliance officer fees $2,578 and transfer agency per account fees $225, which are offset against an expense reimbursement currently in effect in the amount of $24,404.

(e) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc.,The Dreyfus /Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and the Trust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds, the Trust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, the Trust and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

24

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2009, amounted to $24,764,166 and $30,400,896, respectively.

At March 31, 2009, accumulated net unrealized depreciation on investments was $7,548,601, consisting of $1,181,394 gross unrealized appreciation and $8,729,995 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, were the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008.At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of theTrust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of the Trust.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the funds’ past two fiscal years and any subsequent interim period: (i) no report on the funds’ financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

26

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Representatives of the Manager reminded the Board members that the Manager became the investment adviser of the fund, effective December 1, 2008, and that there were no changes to the portfolio management of the fund as a result of the appointment of the Manager as the fund’s investment adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Fund 27

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional multi-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional multi-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group median for the two-, three, four- and ten-year periods ended December 31, 2008, below the Performance Group median for the one- and five-year periods ended December 31, 2008, above the Performance Universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2008 but below the Performance Universe median for the 10-year period ended December 31, 2008.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Lipper data presenting the fund’s “actual management fees” included fees paid by the

28

fund, as calculated by Lipper, for administrative services provided by The Bank of NewYork Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.The Board noted that the fund’s actual management fee and expense ratio were each below the respective Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. A representative of the Manager reminded the Board members that The Bank of New York Mellon Corporation, the parent company of the Manager, paid all of the expenses associated with the Manager becoming the fund’s investment adviser and the proxy campaign with respect to the Board members becoming the Trust’s Board members. Because the Manager only became the fund’s investment adviser effective December 1,

The Fund 29

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

2008, the Manager’s representatives were not able to provide a dollar amount of expenses allocated and profit received by the Manager, but a representative of the Manager did review the method to be used to determine such expenses and profit in the future.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio. The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets but noted the decrease to the fund’s recent asset levels.The Board members discussed the renewal requirements for advisory agreements and their ability to review the management fee annually.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the fund’s relative performance.

30

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services to be provided, comparative performance, expense and advisory fee information and potential profits to be realized and benefits to be derived by the Manager from its relationship with the fund.
  The Board determined that because the Manager had become the investment adviser of the fund effective December 1,2008,economies of scale were not a factor at this time, but, to the extent that material economies of scale are not shared with the fund in the future, the Board would seek to do so in connection with future renewals.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 31

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
26	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston Company Small Cap Growth Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus/The Boston Company Small Cap Growth Fund, covering the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy and virtually all sectors and capitalization ranges of the stock markets. A relatively mild economic downturn over the first several months of 2008 was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged. On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs, massive monetary and fiscal stimulus and support for troubled financial institutions. Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser. Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of October 1, 2008, through March 31, 2009, as provided by B. Randall Watts and P. Hans Von Der Luft, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus/The Boston Company Small Cap Growth Fund produced a total return of –34.54%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of –34.51% for the same period.2

Stocks across all investment styles, market sectors and capitalization ranges fell sharply, particularly over the fourth quarter of 2008, due to intensifying financial and economic crises. The fund produced performance in line with its benchmark, primarily stemming from disappointments in the health care sector.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Russell 2000 Growth Index. When choosing stocks, we seek to identify high-quality, small-cap companies with rapid current or expected earnings or revenue growth. We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management, high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Financial Crisis and Recession Roiled Stock Markets

Stocks declined sharply in the midst of a global financial crisis and a deepening U.S. recession, especially over the reporting period’s second half. Slumping home values, rising unemployment and plunging consumer confidence produced one of the most severe economic downturns since the Great Depression. Meanwhile, an ongoing credit crunch

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

escalated into a global financial crisis, resulting in the bankruptcy of Lehman Brothers; the effective nationalization of American International Group, Fannie Mae and Freddie Mac; and the acquisitions of Merrill Lynch,Washington Mutual and Wachovia.

Despite aggressive efforts by monetary and government authorities to forestall further deterioration,risk-averse investors punished most stocks, seemingly regardless of their underlying business fundamentals. The effects of widespread selling pressure were magnified by highly leveraged institutional investors, who were forced to sell even their more credit-worthy holdings to raise cash for margin calls and redemption requests. Particularly severe market declines during the fourth quarter of 2008 were partly offset by a rally late in the first quarter of 2009, as investors looked forward to potentially better economic conditions.

Health Care Holdings Weighed on Performance

Although the health care sector traditionally has been considered a relatively defensive area during market downturns, small-cap biotechnology companies proved vulnerable over the past six months to budget cuts among the large pharmaceutical developers that are their primary customers. In addition, investors’ expectations that smaller biotechnology companies would be acquisition targets did not materialize during the reporting period.Consequently,Onyx Pharmaceuticals and Celera Corp. missed their earnings targets, and BioMarin Pharmaceutical declined sharply when a promising new product fell short of sales expectations. Medical equipment and supplies providers also disappointed as patients delayed elective surgeries, dampening sales and earnings of Wright Medical Group,Arthrocare, Conmed and Natus Medical. Finally, among health care providers, services provider Psychiatric Solutions suffered from lower-than-expected sales volumes.

The consumer staples sector detracted more mildly from the fund’s relative performance,as natural and organic food products manufacturer Hain Celestial was hurt when consumers turned to less expensive products.

Positive contributions to the fund’s performance during the reporting period came from underweighted exposure to the industrials group, which fared poorly for the benchmark.The fund also scored a number

4

of winning stock selections in the sector, where precision components maker II-IV, utilities contractor Quanta Services and transportation companies Werner Enterprises, Landstar System and UTI Worldwide held up better than market averages. The fund’s investments in the energy sector benefited from relatively light exposure to lagging exploration-and-production companies as oil prices plunged, with the exception of Concho Resources,which reported robust quarterly financial results. An underweighted position in the consumer discretionary sector helped the fund avoid the brunt of weakness resulting from sluggish consumer spending, while a focus on certain specialty retailers and restaurants that we regarded as well positioned fared relatively well, including Hibbett Sports, Aeropostale, Williams-Sonoma, Papa John’s International and Panera Bread.

Finding Opportunities in a Distressed Market

The economy has continued to struggle and the financial crisis has persisted, prompting us to maintain the fund’s generally defensive investment posture. However, toward the end of the reporting period, we began to see signs of potential improvement in the housing and banking markets. In addition, we believe that historically low interest rates, lower energy prices and massive government spending are likely to stimulate the U.S. economy over the longer term. Consequently, we have begun to take advantage of opportunities in industry groups and companies that, in our judgment, were punished too severely by investors and may be poised for gains in an eventual economic recovery.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, return would have been lower. This waiver is voluntary and may be terminated at any time.
2	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009

Expenses paid per $1,000†	$4.41
Ending value (after expenses)	$654.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009

Expenses paid per $1,000†	$5.39
Ending value (after expenses)	$1,019.60

† Expenses are equal to the fund’s annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS March 31, 2009 (Unaudited)

Common Stocks—96.7%	Shares	Value ($)
Consumer Discretionary—13.4%
Aeropostale	42,200 [a,b]	1,120,832
Bally Technologies	64,028 [b]	1,179,396
Carter’s	119,490 [b]	2,247,607
Chipotle Mexican Grill, Cl. B	32,827 [b]	1,881,315
Corinthian Colleges	113,020 [a,b]	2,198,239
Deckers Outdoor	20,640 [b]	1,094,746
Fossil	73,070 [b]	1,147,199
Hibbett Sports	119,840 [a,b]	2,303,325
Interactive Data	67,730	1,683,768
K12	50,640 [a,b]	703,896
Lincoln Educational Services	35,190 [a,b]	644,681
Lions Gate Entertainment	260,950 [a,b]	1,317,797
Lumber Liquidators	29,170 [a,b]	371,917
P.F. Chang’s China Bistro	38,380 [a,b]	878,134
Papa John’s International	90,630 [b]	2,072,708
Pool	48,190	645,746
Texas Roadhouse, Cl. A	247,980 [a,b]	2,363,249
Tractor Supply	25,940 [a,b]	935,396
Wendy’s/Arby’s Group, Cl. A	339,760	1,708,993
Williams-Sonoma	100,660 [a]	1,014,653
WMS Industries	117,590 [a,b]	2,458,807
		29,972,404
Consumer Staples—5.2%
Alberto-Culver	96,870	2,190,231
Casey’s General Stores	102,760	2,739,582
Central Garden & Pet	75,232 [a,b]	572,516
Hain Celestial Group	102,330 [a,b]	1,457,179
Nu Skin Enterprises, Cl. A	184,410	1,934,461
Peet’s Coffee & Tea	34,020 [b]	735,512
Spartan Stores	136,130 [a]	2,097,763
		11,727,244
Energy—7.2%
Arena Resources	129,420 [b]	3,297,622
Concho Resources	166,186 [b]	4,252,700
Dril-Quip	113,970 [b]	3,498,879
Encore Acquisition	55,200 [b]	1,284,504

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
NATCO Group, Cl. A	101,640 [b]	1,924,045
Plains Exploration & Production	113,470 [b]	1,955,088
		16,212,838
Exchange Traded Funds—.5%
iShares Russell 2000 Growth Index Fund	23,900 [a]	1,098,922
Financial—7.2%
Arch Capital Group	41,720 [b]	2,247,039
EZCORP, Cl. A	51,470 [b]	595,508
ProAssurance	89,610 [b]	4,177,618
Riskmetrics Group	35,870 [a,b]	512,582
RLI	93,540	4,695,708
Tower Group	44,140	1,087,168
Validus Holdings	114,280	2,706,150
		16,021,773
Health Care—26.4%
Acorda Therapeutics	77,280 [a,b]	1,530,917
Alexion Pharmaceuticals	85,720 [a,b]	3,228,215
Align Technology	131,930 [a,b]	1,046,205
Alkermes	76,700 [b]	930,371
Alnylam Pharmaceuticals	60,730 [a,b]	1,156,299
Bio-Rad Laboratories, Cl. A	19,150 [b]	1,261,985
BioMarin Pharmaceutical	83,860 [a,b]	1,035,671
Bruker	161,624 [b]	995,604
Cadence Pharmaceuticals	95,520 [b]	895,978
CardioNet	42,120	1,181,887
Catalyst Health Solutions	97,820 [b]	1,938,792
Celera	105,180 [b]	802,523
Chemed	37,740	1,468,086
Emergency Medical Services, Cl. A	35,778 [a,b]	1,123,071
Enzon Pharmaceuticals	194,310 [a,b]	1,179,462
ev3	96,480 [a,b]	685,008
Genomic Health	23,610 [b]	575,612
Haemonetics	46,890 [b]	2,582,701
Immucor	95,160 [b]	2,393,274
Integra LifeSciences Holdings	26,940 [a,b]	666,226
Kendle International	66,530 [a,b]	1,394,469
Martek Biosciences	41,310 [b]	753,907

8

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Masimo	52,940 [b]	1,534,201
Medarex	172,750 [b]	886,207
MEDNAX	41,260 [b]	1,215,932
Myriad Genetics	66,080 [a,b]	3,004,658
NuVasive	54,330 [a,b]	1,704,875
Odyssey HealthCare	2,050 [b]	19,885
Onyx Pharmaceuticals	74,710 [b]	2,132,971
OSI Pharmaceuticals	52,080 [a,b]	1,992,581
Owens & Minor	59,140	1,959,308
PharMerica	37,820 [b]	629,325
Phase Forward	92,640 [b]	1,184,866
PSS World Medical	164,380 [a,b]	2,358,853
Regeneron Pharmaceuticals	59,140 [b]	819,680
Resmed	55,440 [b]	1,959,250
Thermo Fisher Scientific	65,180 [b]	2,324,971
Thoratec	45,350 [b]	1,165,042
United Therapeutics	18,330 [a,b]	1,211,430
Varian	21,860 [b]	518,956
Volcano	84,293 [b]	1,226,463
West Pharmaceutical Services	49,300	1,617,533
Wright Medical Group	51,260 [a,b]	667,918
		58,961,168
Industrial—13.2%
Administaff	81,590	1,723,997
Argon ST	36,030 [b]	683,489
Clean Harbors	31,720 [b]	1,522,560
Cornell	103,330 [b]	1,691,512
EnergySolutions	65,560	567,094
Exponent	40,420 [b]	1,023,839
Geo Group	51,458 [b]	681,818
Huron Consulting Group	93,570 [a,b]	3,970,175
ICF International	47,940 [b]	1,101,182
II-VI	64,610 [b]	1,110,000
Knight Transportation	148,628 [a]	2,253,200
Landstar System	32,950	1,102,837
MSC Industrial Direct, Cl. A	109,190	3,392,533
Orbital Sciences	63,250 [b]	752,043

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Quanta Services	119,870 [b]	2,571,212
Team	80,880 [b]	947,914
UTi Worldwide	364,420	4,354,819
		29,450,224
Materials—.5%
Aurizon Mines	253,407 [b]	1,140,331
Technology—21.7%
Atheros Communications	75,160 [a,b]	1,101,846
ATMI	160,380 [b]	2,474,663
BigBand Networks	92,671 [b]	606,995
CACI International, Cl. A	28,900 [b]	1,054,561
Ciena	147,810 [a,b]	1,149,962
Cogent	134,070 [b]	1,595,433
CyberSource	115,880 [b]	1,716,183
Diodes	156,640 [b]	1,661,950
DTS	64,730 [a,b]	1,557,404
FEI	50,030 [b]	771,963
FormFactor	44,230 [b]	797,025
Informatica	120,810 [b]	1,601,941
j2 Global Communications	126,940 [a,b]	2,778,717
Lam Research	81,400 [b]	1,853,478
Landauer	11,670	591,436
ManTech International, Cl. A	80,240 [b]	3,362,056
Mellanox Technologies	121,930 [b]	1,015,677
Metavante Technologies	214,002 [b]	4,271,480
NETGEAR	116,730 [b]	1,406,596
Neutral Tandem	50,595 [b]	1,245,143
Novellus Systems	146,160 [b]	2,430,641
PMC-Sierra	356,830 [b]	2,276,575
Polycom	195,380 [b]	3,006,898
Riverbed Technology	133,802 [a,b]	1,750,130
SkillSoft, ADR	353,570 [b]	2,365,383
Sybase	54,530 [b]	1,651,714
Teradyne	339,130 [b]	1,485,389
ValueClick	75,720 [b]	644,377
Vishay Intertechnology	105,600 [b]	367,488
		48,593,104

10

Common Stocks (continued)	Shares	Value ($)
Utilities—1.4%
Allete	38,710	1,033,170
UniSource Energy	76,510 [a]	2,156,817
		3,189,987
Total Common Stocks
(cost $223,885,364)		216,367,995

Other Investment—3.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $8,144,727)	8,144,727 [c]	8,144,727

Investment of Cash Collateral
for Securities Loaned—19.3%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $43,276,895)	43,276,895 [c]	43,276,895
Total Investments (cost $275,306,986)	119.6%	267,789,617
Liabilities, Less Cash and Receivables	(19.6%)	(43,887,033)
Net Assets	100.0%	223,902,584

ADR—American Depository Receipts
a All or a portion of these securities are on loan.At March 31, 2009, the total market value of the fund’s securities on loan is $41,687,555 and the total market value of the collateral held by the fund is $43,276,895.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Health Care	26.4	Financial	7.2
Money Market Investments	22.9	Consumer Staples	5.2
Technology	21.7	Utilities	1.4
Consumer Discretionary	13.4	Exchange Traded Funds	.5
Industrial	13.2	Materials	.5
Energy	7.2		119.6

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $41,687,555)—Note 1(b):
Unaffiliated issuers	223,885,364	216,367,995
Affiliated issuers	51,421,622	51,421,622
Cash		320,499
Receivable for investment securities sold		16,159,757
Receivable for shares of Beneficial Interest subscribed		316,734
Dividends and interest receivable		42,795
Prepaid expenses		27,911
		284,657,313
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		195,995
Liability for securities on loan—Note 1(b)		43,276,895
Payable for investment securities purchased		17,088,391
Payable for shares of Beneficial Interest redeemed		94,565
Accrued expenses		98,883
		60,754,729
Net Assets ($)		223,902,584
Composition of Net Assets ($):
Paid-in capital		335,064,525
Accumulated Investment (loss)—net		(207,499)
Accumulated net realized gain (loss) on investments		(103,437,073)
Accumulated net unrealized appreciation
(depreciation) on investments		(7,517,369)
Net Assets ($)		223,902,584
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		6,851,216
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		32.68

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	595,831
Affiliated issuers	19,190
Income from securities lending	164,936
Total Income	779,957
Expenses:
Investment advisory fee—Note 3(a)	735,959
Shareholder servicing costs—Note 3(b)	56,521
Custodian fees—Note 3(b)	53,049
Prospectus and shareholders’ reports	49,374
Professional fees	31,875
Accounting and administration fees—Note 3(a)	22,500
Trustees’ fees and expenses—Note 3(c)	17,317
Registration fees	5,265
Loan commitment fees—Note 2	724
Miscellaneous	17,821
Total Expenses	990,405
Less—reduction in fees due to
earnings credits—Note 1(b)	(2,949)
Net Expenses	987,456
Investment (Loss)—Net	(207,499)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(81,281,844)
Net realized gain (loss) on financial futures	555,185
Net Realized Gain (Loss)	(80,726,659)
Net unrealized appreciation (depreciation) on investments	(1,421,641)
Net Realized and Unrealized Gain (Loss) on Investments	(82,148,300)
Net (Decrease) in Net Assets Resulting from Operations	(82,355,799)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)	September 30, 2008
Operations ($):
Investment (loss)—net	(207,499)	(393,276)
Net realized gain (loss) on investments	(80,726,659)	(19,698,792)
Net unrealized appreciation
(depreciation) on investments	(1,421,641)	(18,454,914)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(82,355,799)	(38,546,982)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	109,316,005	126,620,420
Cost of shares redeemed	(35,764,019)	(42,357,582)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	73,551,986	84,262,838
Total Increase (Decrease) in Net Assets	(8,803,813)	45,715,856
Net Assets ($):
Beginning of Period	232,706,397	186,990,541
End of Period	223,902,584	232,706,397
Undistributed investment (loss)—net	(207,499)	—
Capital Share Transactions (Shares):
Shares sold	3,208,373	2,297,970
Shares redeemed	(1,021,382)	(781,112)
Net Increase (Decrease) in Shares Outstanding	2,186,991	1,516,858

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004[a]
Per Share Data ($):
Net asset value,
beginning of period	49.89	59.41	49.67	46.30	37.95	32.41
Investment Operations:
Investment (loss)—net[b]	(.04)	(.11)	(.11)	(.14)	(.20)	(.33)
Net realized and unrealized
gain (loss) on investments	(17.17)	(9.41)[c]	9.85[c]	3.51	8.55	5.87[c]
Total from
Investment Operations	(17.21)	(9.52)	9.74	3.37	8.35	5.54
Net asset value, end of period	32.68	49.89	59.41	47.67	46.30	37.95
Total Return (%)	(34.54)[d]	(16.02)	19.61	7.28[e]	22.00[e]	17.09[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08[f]	1.01	1.09	1.38	1.41	1.37
Ratio of net expenses
to average net assets	1.07[f]	1.01	1.09[g]	1.10[g]	1.17[g]	1.18[g]
Ratio of net investment (loss)
to average net assets	(.23)[f]	(.20)	(.20)	(.30)	(.48)	(.87)
Portfolio Turnover Rate	141.12[d]	207	175[h]	166[h]	135[h]	153[h]
Net Assets, end of period
($ x 1,000)	223,903	232,706	186,991	42,103	36,323	18,274

a	Prior to August 31, 2005, the fund offered two classes of shares: Institutional Class and Service Class.The financial highlights for periods prior to the year ended September 30, 2005, represent those of the Institutional Class.
b	Based on average shares outstanding at each month end.
c	Amounts include litigation proceeds received by the fund of $.01 for the year ended September 30, 2008, $.01 for the year ended September 30, 2007 and $.06 for the year ended September 30, 2004.
d	Not annualized.
e	Total return would have been lower in the absence of expense waivers.
f	Annualized.
g	For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2004-2006, the ratios include the fund’s share of the The Boston Company Small Cap Growth Portfolio’s (the Portfolio)
allocated expenses.
h	On September 19, 2007, the fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective
September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of both the fund and the Portfolio for the year. The amount shown for 2004-2006 are the ratios for the Portfolio.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to seek long-term growth of capital. Prior to December 1, 2008,The Boston Company Asset Management LLC, a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment advisor. Effective December 1, 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “The Boston Company Small Cap Growth Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company Small Cap Growth Fund,” respectively.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are

16

valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	267,789,617	—	—	267,789,617
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities ($)
Balance as of 9/30/2008	7,349,961
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(7,349,961)
Transfers in and/or out of Level 3	—
Balance as of 3/31/2009	—

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

18

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2009, The Bank of New York Mellon earned $54,979 from lending fund portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through December 31, 2008, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

20

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $939,793 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2008. If not applied, the carryover expires in fiscal 2011.

NOTE 2—Bank Lines of Credit:

The Trust entered into two separate agreements with The Bank of New York Mellon that enable the fund, and other series in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the lines of credit. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended March 31, 2009, the fund did not borrow under the lines of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate .80% of the value of the fund’s average daily net assets and is payable monthly.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $22,500 for the period ended March 31, 2009 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $7,922 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2009, the fund was charged $2,949 pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $53,049 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $2,578 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $153,517, custodian fees $36,900, chief compliance officer fees $2,578 and transfer agency per account fees $3,000.

(c) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc.,The Dreyfus /Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person com-

22

mittee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Trust, Dreyfus/Laurel Funds, the Trust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Trust, Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(d) A 2% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. Effective December 1, 2008, the fund discontinued the redemption fee on shares.The fund reserves the right to reimpose a redemption fee in the future. From October 1, 2008 through December 1, 2008, there were no redemption fees charged and retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended March 31, 2009, amounted to $340,966,926 and $264,736,248, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments.These investments require initial margin deposits with

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss. At March 31, 2009, there were no open financial futures contracts outstanding.

At March 31, 2009, accumulated net unrealized depreciation on investments was $7,517,369, consisting of $11,983,497 gross unrealized appreciation and $19,500,866 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

24

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, were the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008.At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of theTrust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of the other series of the Trust.

During the funds’ past two fiscal years and any subsequent interim period: (i) no report on the funds’ financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Representatives of the Manager reminded the Board members that the Manager became the investment adviser of the fund, effective December 1, 2008, and that there were no changes to the portfolio management of the fund as a result of the appointment of the Manager as the fund’s investment adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in

26

meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional small-cap growth funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional small-cap growth funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-, two-, three-, four-, five-and ten-year periods ended December 31, 2008. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting that the fund’s expense ratio had not been affected for the most recent fiscal year, a representative of the Manager informed the Board members that the Manager is currently limiting the fund’s total expense ratio to 1.10% of the fund’s average daily net assets and that such limitation is voluntary and may be terminated at any time.The Board members also were informed that the Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by

The Fund 27

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Lipper, for administrative services provided by The Bank of NewYork Mellon, theTrust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.The Board noted that the fund’s actual management fee and expense ratio were each below the respective Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. A representative of the Manager reminded the Board members that The Bank of New York Mellon Corporation, the parent company of the Manager, paid all of the expenses associated with the Manager becoming the fund’s investment adviser and the proxy campaign with respect to the Board members becoming the Trust’s Board members. Because the Manager

28

only became the fund’s investment adviser effective December 1, 2008, the Manager’s representatives were not able to provide a dollar amount of expenses allocated and profit received by the Manager, but a representative of the Manager did review the method to be used to determine such expenses and profit in the future.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio. The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets but noted that the fund had been generally closed to new investors since July 2007 and also noted the decrease to the fund’s recent asset levels.The Board members discussed the renewal requirements for advisory agreements and their ability to review the management fee annually.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.

The Fund 29

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services to be provided, comparative performance, expense and advisory fee information and potential profits to be realized and benefits to be derived by the Manager from its relationship with the fund.
  The Board determined that because the Manager had become the investment adviser of the fund effective December 1,2008,economies of scale were not a factor at this time, but, to the extent that material economies of scale are not shared with the fund in the future, the Board would seek to do so in connection with future renewals.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

30

NOTES

For More Information

Dreyfus/The Boston Company Small Cap Growth Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol: SSETX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

6941SA0309

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
27	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, covering the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy and virtually all sectors and capitalization ranges of the stock markets. A relatively mild economic downturn over the first several months of 2008 was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged.

On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs, massive monetary and fiscal stimulus and support for troubled financial institutions.Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser. Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of October 1, 2008, through March 31, 2009, as provided by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund produced a total return of –34.76%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (“the Index”), produced a total return of –34.51% for the same period.2

Stocks across all investment styles, market sectors and capitalization ranges fell sharply, particularly over the fourth quarter of 2008, due to intensifying financial and economic crises. The fund produced performance in line with its benchmark, primarily stemming from disappointments in the health care sector.

The Fund’s Investment Approach

The fund seeks to maximize after-tax total return, consisting of long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Russell 2000 Growth Index. When choosing stocks, we seek to identify high-quality, small-cap companies with attractive characteristics, such as strong business positions, solid cash flows and balance sheets, high-quality management, high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.We use tax-sensitive strategies in seeking to reduce the impact of federal and state income taxes on the fund’s after-tax returns, including minimizing sales of securities that result in capital gains and selling underperforming securities to realize capital losses that can be offset against realized capital gains.

Financial Crisis and Recession Roiled Stock Markets

Stocks declined sharply in the midst of a global financial crisis and a deepening U.S. recession, especially over the reporting period’s sec-

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

ond half. Slumping home values, rising unemployment and plunging consumer confidence produced one of the most severe economic downturns since the Great Depression. Meanwhile, an ongoing credit crunch escalated into a global financial crisis, resulting in the failures of several major financial institutions.

Despite aggressive efforts by government authorities to forestall further deterioration, risk-averse investors punished most stocks, seemingly regardless of their underlying business fundamentals. The effects of widespread selling pressure were magnified by highly leveraged institutional investors, who were forced to sell even their more creditworthy holdings to raise cash for margin calls. Particularly severe market declines during the fourth quarter of 2008 were partly offset by a rally late in the first quarter of 2009, as investors looked forward to potentially better economic conditions.

Health Care Holdings Weighed on Performance

Although the health care sector traditionally has been considered a relatively defensive area during market downturns, small-cap biotechnology companies proved vulnerable over the past six months to budget cuts among the large pharmaceutical developers that are their primary customers. In addition, investors’ expectations that smaller biotechnology companies would be acquisition targets did not materialize during the reporting period.Consequently,Onyx Pharmaceuticals and Celera Corp. missed their earnings targets, and BioMarin Pharmaceutical declined sharply when a promising new product fell short of sales expectations. Medical equipment and supplies providers also disappointed as patients delayed elective surgeries, dampening sales and earnings of Wright Medical Group, Arthrocare, CONMED and Natus Medical. Finally, among health care providers, services provider Psychiatric Solutions suffered from lower-than-expected sales volumes.

The consumer staples sector detracted more mildly from the fund’s relative performance, as natural and organic food products manufacturer Hain Celestial Group was hurt when consumers turned to less expensive products.

Positive contributions to the fund’s performance during the reporting period came from underweighted exposure to the industrials group.The

4

fund also scored a number of winning stock selections in the sector, where precision components maker II-VI, utilities contractor Quanta Services, and transportation companies Werner Enterprises, Landstar System and UTi Worldwide held up better than market averages. The fund’s investments in the energy sector benefited from relatively light exposure to lagging exploration-and-production companies as oil prices plunged, with the exception of Concho Resources, which reported robust quarterly financial results.An underweighted position in the consumer discretionary sector helped the fund avoid the brunt of weakness resulting from sluggish consumer spending, while a focus on certain well-managed specialty retailers and restaurants fared relatively well, including Hibbett Sports, Aeropostale, Williams-Sonoma, Papa John’s International and Panera Bread.

Finding Opportunities in a Distressed Market

The economy has continued to struggle, and the financial crisis has persisted, prompting us to maintain the fund’s generally defensive investment posture. However, we have begun to see signs of potential improvement in the housing and banking markets. In addition, we believe that historically low interest rates, lower energy prices and massive government spending are likely to stimulate the U.S. economy over the longer term. Consequently, we have begun to take advantage of opportunities in industry groups and companies that, in our judgment, were punished too severely by investors and may be poised for gains in an eventual economic recovery.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, return would have been lower. This waiver is voluntary and may be terminated at any time.
2	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009

Expenses paid per $1,000†	$4.33
Ending value (after expenses)	$652.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009

Expenses paid per $1,000†	$5.29
Ending value (after expenses)	$1,019.70

† Expenses are equal to the fund’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS March 31, 2009 (Unaudited)

Common Stocks—96.8%	Shares	Value ($)
Consumer Discretionary—13.5%
Aeropostale	38,440 [a,b]	1,020,966
Bally Technologies	57,001 [b]	1,049,958
Carter’s	107,990 [b]	2,031,292
Chipotle Mexican Grill, Cl. B	29,722 [b]	1,703,368
Corinthian Colleges	100,970 [a,b]	1,963,867
Deckers Outdoor	18,510 [b]	981,770
Fossil	66,590 [b]	1,045,463
Hibbett Sports	109,267 [a,b]	2,100,112
Interactive Data	61,050	1,517,703
K12	40,412 [a,b]	561,727
Lincoln Educational Services	31,790 [a,b]	582,393
Lions Gate Entertainment	267,761 [a,b]	1,352,193
Lumber Liquidators	25,760 [a,b]	328,440
P.F. Chang’s China Bistro	34,440 [a,b]	787,987
Papa John’s International	81,260 [b]	1,858,416
Pool	42,850	574,190
Texas Roadhouse, Cl. A	221,070 [a,b]	2,106,797
Tractor Supply	23,430 [b]	844,886
Wendy’s/Arby’s Group, Cl. A	307,450	1,546,474
Williams-Sonoma	90,330 [a]	910,526
WMS Industries	104,697 [a,b]	2,189,214
		27,057,742
Consumer Staples—5.4%
Alberto-Culver	88,603	2,003,314
Casey’s General Stores	96,900	2,583,354
Central Garden & Pet	68,380 [a,b]	520,372
Hain Celestial Group	95,160 [a,b]	1,355,078
Nu Skin Enterprises, Cl. A	184,490	1,935,300
Peet’s Coffee & Tea	30,640 [b]	662,437
Spartan Stores	121,201	1,867,707
		10,927,562

The Fund

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy—7.3%
Arena Resources	117,900 [b]	3,004,092
Concho Resources	151,387 [b]	3,873,993
Dril-Quip	102,110 [b]	3,134,777
Encore Acquisition	50,290 [b]	1,170,248
NATCO Group, Cl. A	91,075 [b]	1,724,050
Plains Exploration & Production	101,830 [b]	1,754,531
		14,661,691
Exchange Traded Funds—.6%
iShares Russell 2000 Growth Index Fund	25,810 [a]	1,186,744
Financial—7.2%
Arch Capital Group	37,410 [b]	2,014,903
EZCORP, Cl. A	47,040 [b]	544,253
ProAssurance	81,310 [b]	3,790,672
Riskmetrics Group	32,350 [a,b]	462,282
RLI	86,120 [a]	4,323,224
Tower Group	40,240	991,111
Validus Holdings	102,450	2,426,016
		14,552,461
Health Care—26.3%
Acorda Therapeutics	75,860 [b]	1,502,787
Alexion Pharmaceuticals	79,340 [a,b]	2,987,944
Align Technology	121,350 [a,b]	962,306
Alkermes	68,320 [b]	828,722
Alnylam Pharmaceuticals	54,087 [a,b]	1,029,817
Bio-Rad Laboratories, Cl. A	17,045 [b]	1,123,266
BioMarin Pharmaceutical	76,740 [a,b]	947,739
Bruker	145,053 [b]	893,526
Cadence Pharmaceuticals	87,010 [a,b]	816,154
CardioNet	37,490	1,051,969
Catalyst Health Solutions	91,830 [b]	1,820,071
Celera	100,510 [b]	766,891
Chemed	29,760	1,157,664

8

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Emergency Medical Services, Cl. A	32,598 [b]	1,023,251
Enzon Pharmaceuticals	188,110 [a,b]	1,141,828
ev3	87,900 [a,b]	624,090
Genomic Health	21,250 [b]	518,075
Haemonetics	41,870 [b]	2,306,200
Immucor	84,930 [b]	2,135,990
Integra LifeSciences Holdings	25,405 [a,b]	628,266
Kendle International	61,920 [a,b]	1,297,843
Martek Biosciences	38,400 [b]	700,800
Masimo	47,090 [b]	1,364,668
Medarex	161,210 [b]	827,007
MEDNAX	31,890 [b]	939,798
Myriad Genetics	58,940 [b]	2,680,002
NuVasive	48,360 [a,b]	1,517,537
Odyssey HealthCare	1,510 [b]	14,647
Onyx Pharmaceuticals	66,580 [b]	1,900,859
OSI Pharmaceuticals	48,980 [a,b]	1,873,975
Owens & Minor	47,760	1,582,289
PharMerica	33,680 [b]	560,435
Phase Forward	81,180 [b]	1,038,292
PSS World Medical	155,000 [b]	2,224,250
Regeneron Pharmaceuticals	57,780 [b]	800,831
Resmed	50,080 [b]	1,769,827
Thermo Fisher Scientific	52,400 [a,b]	1,869,108
Thoratec	40,370 [b]	1,037,105
United Therapeutics	17,270 [a,b]	1,141,374
Varian	20,560 [b]	488,094
Volcano	68,560 [b]	997,548
West Pharmaceutical Services	44,080	1,446,265
Wright Medical Group	46,090 [a,b]	600,553
		52,939,663

The Fund

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial—13.0%
Administaff	73,140	1,545,448
Argon ST	32,520 [b]	616,904
Clean Harbors	28,240 [b]	1,355,520
Cornell	96,610 [b]	1,581,506
EnergySolutions	58,840	508,966
Exponent	36,500 [b]	924,545
Geo Group	45,808 [b]	606,956
Huron Consulting Group	84,880 [a,b]	3,601,458
ICF International	42,980 [b]	987,251
II-VI	58,460 [b]	1,004,343
Knight Transportation	137,646 [a]	2,086,713
Landstar System	29,330	981,675
MSC Industrial Direct, Cl. A	88,760 [a]	2,757,773
Orbital Sciences	50,090 [b]	595,570
Quanta Services	108,290 [a,b]	2,322,821
Team	72,720 [b]	852,278
UTi Worldwide	318,560	3,806,792
		26,136,519
Materials—.5%
Aurizon Mines	231,041 [a,b]	1,039,685
Technology—21.6%
Atheros Communications	67,340 [a,b]	987,204
ATMI	126,550 [b]	1,952,667
BigBand Networks	95,160 [b]	623,298
CACI International, Cl. A	26,354 [b]	961,657
Ciena	132,040 [a,b]	1,027,271
Cogent	122,230 [b]	1,454,537
CyberSource	103,880 [b]	1,538,463
Diodes	143,290 [b]	1,520,307
DTS	58,170 [a,b]	1,399,570
FEI	45,570 [b]	703,145

10

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
FormFactor	39,610 [b]	713,772
Informatica	108,190 [b]	1,434,599
j2 Global Communications	116,030 [b]	2,539,897
Lam Research	70,580 [b]	1,607,107
Landauer	10,460	530,113
ManTech International, Cl. A	74,680 [b]	3,129,092
Mellanox Technologies	102,057 [b]	850,135
Metavante Technologies	194,892 [b]	3,890,044
NETGEAR	104,040 [b]	1,253,682
Neutral Tandem	46,097 [b]	1,134,447
Novellus Systems	130,890 [b]	2,176,701
PMC-Sierra	319,750 [b]	2,040,005
Polycom	170,380 [b]	2,622,148
Riverbed Technology	108,537 [a,b]	1,419,664
SkillSoft, ADR	319,410 [b]	2,136,853
Sybase	49,680 [b]	1,504,807
Teradyne	305,210 [b]	1,336,820
ValueClick	67,740 [b]	576,467
Vishay Intertechnology	94,940 [b]	330,391
		43,394,863
Utilities—1.4%
Allete	34,570	922,673
UniSource Energy	64,550 [a]	1,819,665
		2,742,338
Total Common Stocks
(cost $200,824,164)		194,639,268

Other Investment—3.1%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $6,149,081)	6,149,081 [c]	6,149,081

The Fund

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—19.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $39,297,001)	39,297,001 [c]	39,297,001
Total Investments (cost $246,270,246)	119.5%	240,085,350
Liabilities, Less Cash and Receivables	(19.5%)	(39,242,410)
Net Assets	100.0%	200,842,940

ADR—American Depository Receipts

a	All or a portion of these securities are on loan.At March 31, 2009, the total market value of the fund’s securities on loan is $38,137,908 and the total market value of the collateral held by the fund is $39,297,001.
b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Health Care	26.3	Financial	7.2
Money Market Investments	22.7	Consumer Staples	5.4
Technology	21.6	Utilities	1.4
Consumer Discretionary	13.5	Exchange Traded Funds	.6
Industrial	13.0	Materials	.5
Energy	7.3		119.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $38,137,908)—Note 1(b):
Unaffiliated issuers	200,824,164	194,639,268
Affiliated issuers	45,446,082	45,446,082
Cash		473,492
Receivable for investment securities sold		14,038,788
Receivable for shares of Beneficial Interest subscribed		405,971
Dividends and interest receivable		40,438
Prepaid expenses		39,523
		255,083,562
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		177,547
Liability for securities on loan—Note 1(b)		39,297,001
Payable for investment securities purchased		14,544,689
Payable for shares of Beneficial Interest redeemed		120,298
Accrued expenses		101,087
		54,240,622
Net Assets ($)		200,842,940
Composition of Net Assets ($):
Paid-in capital		324,395,797
Accumulated Investment (loss)—net		(254,983)
Accumulated net realized gain (loss) on investments		(117,112,978)
Accumulated net unrealized appreciation
(depreciation) on investments		(6,184,896)
Net Assets ($)		200,842,940
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		9,160,612
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		21.92

See notes to financial statements.

The Fund

13

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	635,711
Affiliated issuers	18,875
Interest	1,865
Income from securities lending	195,014
Total Income	851,465
Expenses:
Investment advisory fee—Note 3(a)	840,708
Custodian fees—Note 3(b)	67,890
Prospectus and shareholders’ reports	57,989
Shareholder servicing costs—Note 3(b)	42,000
Professional fees	36,096
Accounting and administration fees—Note 3(a)	22,500
Trustees’ fees and expenses—Note 3(c)	20,493
Registration fees	9,042
Loan commitment fees—Note 2	1,278
Miscellaneous	10,838
Total Expenses	1,108,834
Less—reduction in fees due to
earnings credits—Note 1(b)	(2,386)
Net Expenses	1,106,448
Investment (Loss)—Net	(254,983)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(93,057,982)
Net realized gain (loss) on financial futures	31,889
Net Realized Gain (Loss)	(93,026,093)
Net unrealized appreciation (depreciation) on investments	(11,058,258)
Net Realized and Unrealized Gain (Loss) on Investments	(104,084,351)
Net (Decrease) in Net Assets Resulting from Operations	(104,339,334)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)	September 30, 2008
Operations ($):
Investment (loss)—net	(254,983)	(590,010)
Net realized gain (loss) on investments	(93,026,093)	(18,842,623)
Net unrealized appreciation
(depreciation) on investments	(11,058,258)	(34,260,173)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(104,339,334)	(53,692,806)
Dividends to Shareholders from ($):
Net Realized Gain on investments	—	(22,815,052)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	49,843,210	99,647,850
Dividend reinvested	—	17,523,679
Cost of shares redeemed	(47,906,757)	(53,896,929)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	1,936,453	63,274,600
Total Increase (Decrease) in Net Assets	(102,402,881)	(13,233,258)
Net Assets ($):
Beginning of Period	303,245,821	316,479,079
End of Period	200,842,940	303,245,821
Accumulated investment (loss)—net	(254,983)	—
Capital Share Transactions (Shares):
Shares sold	2,194,919	2,664,479
Shares issued for dividends reinvested	—	452,107
Shares redeemed	(2,061,835)	(1,423,379)
Net Increase (Decrease) in Shares Outstanding	133,084	1,693,207

See notes to financial statements.

The Fund

15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	March 31, 2009		Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	33.59	43.15	42.27	42.35	34.71	29.58
Investment Operations:
Investment (loss)—net[a]	(.03)	(.07)	(.07)	(.08)	(.10)	(.24)
Net realized and unrealized
gain (loss) on investments	(11.64)	(6.42)[b]	8.07[b]	3.08	7.74	5.37[b]
Total from Investment
Operations	(11.67)	(6.49)	8.00	3.00	7.64	5.13
Dristributions:
Dividends from net realized
gains on investments	—	(3.07)	(7.12)	(3.08)	—	—
Net asset value, end of period	21.92	33.59	43.15	42.27	42.35	34.71
Total Return (%)	(34.76)[c]	(15.99)	20.79	7.49	22.01	17.34
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05[d]	.95	.96	.99	.99	1.03
Ratio of net expenses
to average net assets	1.05[d,e]	.95	.96	.99	.99	1.03
Ratio of net investment (loss)
to average net assets	(.24)[d]	(.19)	(.17)	(.18)	(.26)	(.71)
Portfolio Turnover Rate	135.95[c]	209	170	169	137	150
Net Assets, end of period
($ x 1,000)	200,843 303,246		316,479	160,552	160,035	120,372

a	Based on average shares outstanding at each month end.
b	Amounts include litigation proceeds received by the fund of $.01 for the year ended September 30, 2008, $.04 for the year ended September 30, 2007 and $.03 for the year ended September 30, 2004.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund’s investment objective is to achieve a maximize after-tax total return, consisting of long-term growth of capital. Prior to December 1, 2008, The Boston Company Asset Management, LLC (TBCAM), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment adviser. After December 1, 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The Fund is closed to new investors.

At a meeting of the fund’s Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds InvestmentTrust” and “The Boston Company Small CapTax-Sensitive Equity Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund,” respectively.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on the exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an author-

18

itative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investment in
Securities	240,085,350	—	—	240,085,350
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of the change in value of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities ($)
Balance as of 9/30/2008	13,102,183
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(13,102,183)
Transfers in and/or out of Level 3	—
Balance as of 3/31/2009	—

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned and that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to

20

income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2009,The Bank of NewYork Mellon earned $65,005 from lending fund portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the Black Rock Cash Strategies Fund LLC (the “Black Rock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the Black Rock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the Black Rock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended.To the extent that the Black Rock Fund agreed to permit withdrawals during the period December 11, 2007 through January 22, 2009, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008 was as follows: ordinary income $9,849,655 and long-term capital gains $12,965,397.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The Trust entered into two separate agreements with The Bank of New York Mellon, that enable the fund, and other funds in the Trust,

22

to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the lines of credit. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended March 31, 2009, the fund did not borrow under the lines of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $22,500 for the period ended March 31, 2009 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009 the fund was charged $4,178 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2009, the fund was charged $2,386 pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $67,890 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $2,578 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $127,269, custodian fees $45,000, chief compliance officer fees $2,578 and transfer agency per account fees $2,700.

(c) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting ofThe Dreyfus/Laurel Funds, Inc.,The Dreyfus /Laurel FundsTrust andThe Dreyfus/LaurelTax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and the Trust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds, the Trust and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, the Trust and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(d) Prior to December 1, 2008 at which time the fee was eliminated, a 2% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the

24

fund’s exchange privilege. From October 1, 2008 to November 30, 2008, there were no redemption fees charged and retained by the fund. The Fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2009, amounted to $302,601,994 and $296,011,583, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying instru-ments.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.At March 31, 2009, there are no open financial futures contracts outstanding.

At March 31, 2009, accumulated net unrealized depreciation on investments was $6,184,896, consisting of $11,967,076 gross unrealized appreciation and $18,151,972 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using deriv-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

atives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, were the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the funds’ past two fiscal years and any subsequent interim period: (i) no report on the funds’ financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

26

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Representatives of the Manager reminded the Board members that the Manager became the investment adviser of the fund, effective December 1, 2008, and that there were no changes to the portfolio management of the fund as a result of the appointment of the Manager as the fund’s investment adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Fund 27

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail and institutional small-cap and mid-cap funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional small-cap growth funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-, two-, three-, four-, five-and ten-year periods ended December 31, 2008. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting that the fund’s expense ratio had not been affected for the most recent fiscal year, a representative of the Manager informed the Board members that the Manager is currently limiting the fund’s total expense ratio to 1.10% of the fund’s average daily net assets and that such limitation is

28

voluntary and may be terminated at any time.The Board members also were informed that the Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided byThe Bank of NewYork Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a blended advisory fee. The Board noted that the fund’s contractual and actual management fees were above the respective Expense Group and Expense Universe medians and the fund’s expense ratio was below the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”).The Manager’s representatives reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. A representative of the Manager reminded the Board members that The Bank of New York Mellon Corporation, the parent company of the Manager, paid all of the expenses associated with the Manager becoming the fund’s investment adviser and the proxy campaign with respect to the Board members becoming the Trust’s Board members. Because the Manager only became the fund’s investment adviser effective December 1, 2008, the Manager’s representatives were not able to provide a dollar amount of expenses allocated and profit received by the Manager, but a representative of the Manager did review the method to be used to

The Fund 29

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

determine such expenses and profit in the future.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio. The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience but noted that the fund had generally been closed to new investors since July 2007 and also noted the decrease to the fund’s recent asset levels. The Board members discussed the renewal requirements for advisory agreements and their ability to review the management fee annually.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services to be provided, comparative performance, expense and advisory fee information and potential profits to be realized and benefits to be derived by the Manager from its relationship with the fund.

30

  The Board determined that because the Manager had become the investment adviser of the fund effective December 1,2008,economies of scale were not a factor at this time, but, to the extent that material economies of scale are not shared with the fund in the future, the Board would seek to do so in connection with future renewals.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 31

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
27	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston Company Small Cap Value Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus/The Boston Company Small CapValue Fund, covering the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy and virtually all sectors and capitalization ranges of the stock markets. A relatively mild economic downturn over the first several months of 2008 was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged. On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs, massive monetary and fiscal stimulus and support for troubled financial institutions.Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser. Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of October 1, 2008, through March 31, 2009, as provided by Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus/The Boston Company Small Cap Value Fund produced a total return of –33.50%.1 The fund’s benchmark, the Russell 2000 Value Index (the “Index”), achieved a total return of –39.64% for the same period.2

Stocks across all investment styles, market sectors and capitalization ranges fell sharply, particularly over the fourth quarter of 2008, due to intensifying financial and economic crises.The fund produced higher returns than its benchmark, primarily due to good security selections in the industrials sector.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small-cap U.S. companies. The fund currently considers small-cap companies to be those with total market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company included in the Index.

We use fundamental research and qualitative analysis to select stocks among the portfolio candidates. We look for companies with strong competitive positions, high quality management, and financial strength. We use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, fundamentals and catalyst. We focus primarily on individual stock selection to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

Financial Crisis and Recession Roiled Stock Markets

Stocks plummeted during the reporting period as a global credit crisis intensified and a U.S. recession deepened. Slumping housing markets,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

rising unemployment, plunging consumer confidence and the failures of several major financial institutions exacerbated an ongoing economic slowdown, leading to indiscriminate selling pressure in equity markets over the first half of the reporting period. Market declines were magnified by highly leveraged institutional investors, who were forced to raise cash to meet margin calls. By the start of 2009, the markets appeared to begin to differentiate between fundamentally sound companies and those with less favorable characteristics. However, market averages continued to fall until March, when a strong rally offset a portion of the market’s previous weakness as investors looked forward to potentially better economic conditions.

Our “Bottom-Up” Process Cushioned Losses

The fund’s absolute performance suffered along with the overall market under these difficult conditions. However, our security selection process added value, enabling the fund to outperform its benchmark.

Most notably, the fund’s performance in the hard-hit industrials sector was bolstered by our focus on engineering and construction firms expected to benefit from massive infrastructure spending as part of the U.S. government’s stimulus package.As a result, heavy civil construction contractor Granite Construction produced a positive absolute return over the reporting period, while global construction firm Shaw Group held up better than most industrial stocks. We also established overweighted exposure to the aerospace-and-defense industry group, where aircraft components producer Triumph Group benefited from robust military spending. Commercial services provider Brinks, a long-term holding for the fund, fared relatively well due to strength in its home security business and a corporate restructuring.

The fund’s relative performance benefited from an underweighted position and strong stock selections in the financials sector. Relatively light exposure to commercial banks and real estate investment trusts helped shelter the fund from the brunt of turmoil in the banking and housing markets, respectively.With that said, the fund received positive contributions from First Horizon Bank National and Hancock Holdings, smaller banks that had little exposure to the credit crisis. In addition, the fund benefited from favorable timing in the purchase of

4

insurance provider Fidelity National at beaten-down prices in the wake of the banking crisis.

In the consumer discretionary sector, we took advantage of what we regarded as compelling valuations in homebuilder MDC Holdings in the midst of the housing slump. Automobile parts maker BorgWarner also fared relatively well as consumers attempted to extend the life of existing vehicles instead of buying new ones.

Disappointments during the reporting period included paper and packaging companiesTemple Inland, Packaging Corp. of America, Louisiana Pacific and Neenah Paper, which suffered from lower sales volumes. Electric utilities Hawaiian Electric, Portland General and El Paso Electric reported disappointing earnings, while natural gas supplier Nicor was hurt by lower commodity prices. Finally, drug developer KV Pharmaceutical lost value due to a product recall.

Finding Attractive Valuations in a Distressed Market

As of the reporting period’s end, our research has uncovered what we believe to be attractive valuations among fundamentally sound companies that may have been punished too severely in the downturn. We have found a number of such opportunities in the technology sector, which we expect to benefit from increased demand as corporations seek to increase productivity from smaller workforces. We also have identified several energy companies that could gain value if, as we expect, oil and gas prices rise from current levels due to long-term supply-and-demand dynamics.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, return would have been lower. This waiver is voluntary and may be terminated at any time.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small CapValue Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009

Expenses paid per $1,000†	$4.32
Ending value (after expenses)	$665.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009

Expenses paid per $1,000†	$ 5.54
Ending value (after expenses)	$1,019.45

† Expenses are equal to the fund’s annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS March 31, 2009 (Unaudited)

Common Stocks—99.1%	Shares	Value ($)
Consumer Discretionary—17.0%
AH Belo, Cl. A	121,666	119,233
Bebe Stores	246,000 [a]	1,640,820
BorgWarner	115,090	2,336,327
Brink’s Home Security Holdings	119,916 [b]	2,710,102
Cavco Industries	54,682 [a,b]	1,290,495
Chico’s FAS	247,340 [b]	1,328,216
Children’s Place Retail Stores	97,660 [a,b]	2,137,777
Courier	80,830	1,226,191
Dick’s Sporting Goods	170,362 [b]	2,431,066
Drew Industries	198,780 [a,b]	1,725,410
Ethan Allen Interiors	118,750 [a]	1,337,125
Gentex	198,540 [a]	1,977,458
Gymboree	76,800 [b]	1,639,680
Hibbett Sports	68,710 [a,b]	1,320,606
J Crew Group	173,420 [a,b]	2,285,676
JoS. A. Bank Clothiers	67,790 [b]	1,885,240
Lululemon Athletica	118,446 [a,b]	1,025,742
MDC Holdings	115,590	3,599,473
Meredith	97,640 [a]	1,624,730
OfficeMax	420,914	1,313,252
P.F. Chang’s China Bistro	107,640 [a,b]	2,462,803
Panera Bread, Cl. A	63,350 [a,b]	3,541,265
Ryland Group	185,290 [a]	3,086,931
Skechers USA, Cl. A	64,770 [b]	432,016
Timberland, Cl. A	163,060 [a,b]	1,946,936
Tractor Supply	75,453 [a,b]	2,720,835
Under Armour, Cl. A	38,810 [a,b]	637,648
Williams-Sonoma	269,002 [a]	2,711,540
Winnebago Industries	26,650	141,512
		52,636,105
Consumer Staples—7.4%
BJ’s Wholesale Club	129,520 [a,b]	4,143,345
Casey’s General Stores	176,494	4,705,330
Hain Celestial Group	103,410 [b]	1,472,558
Lancaster Colony	32,332	1,341,131

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Staples (continued)
Lance	39,680 [a]	826,138
Ralcorp Holdings	68,390 [b]	3,684,853
Whole Foods Market	300,696 [a]	5,051,693
Winn-Dixie Stores	185,220 [a,b]	1,770,703
		22,995,751
Energy—5.7%
Arena Resources	154,630 [b]	3,939,972
Comstock Resources	51,080 [b]	1,522,184
Dril-Quip	103,523 [b]	3,178,156
Frontier Oil	123,750	1,582,763
Goodrich Petroleum	42,980 [a,b]	832,093
Lufkin Industries	21,070	798,132
NATCO Group, Cl. A	83,540 [b]	1,581,412
Patterson-UTI Energy	116,490	1,043,750
Unit	149,600 [b]	3,129,632
		17,608,094
Exchange Traded Funds—1.4%
iShares Russell 2000 Value Index Fund	106,570	4,205,252
Financial—24.9%
Acadia Realty Trust	63,798	676,897
Alexandria Real Estate Equities	22,770	828,828
Aspen Insurance Holdings	136,210	3,059,277
BancorpSouth	186,262 [a]	3,881,700
BioMed Realty Trust	112,440	761,219
City National	159,627 [a]	5,390,604
Cohen & Steers	168,112 [a]	1,876,130
Fidelity National Financial, Cl. A	174,736	3,409,099
Financial Federal	151,903 [a]	3,217,306
First American	133,450	3,537,760
First Horizon National	376,433 [a]	4,042,885
FirstMerit	240,180	4,371,276
Flushing Financial	44,190	266,024
Fulton Financial	248,986 [a]	1,650,777
Hancock Holding	62,360 [a]	1,950,621
Hanover Insurance Group	104,240	3,004,197
Intervest Bancshares	90,448	194,463

8

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Investment Technology Group	176,451 [b]	4,503,030
Jefferies Group	283,068	3,906,338
LaSalle Hotel Properties	174,230 [a]	1,017,503
Lazard, Cl. A	99,900	2,937,060
Mission West Properties	134,780	862,592
NewAlliance Bancshares	193,137	2,267,428
Old National Bancorp	109,344 [a]	1,221,372
Pacific Capital Bancorp	255,368 [a]	1,728,841
Piper Jaffray	146,660 [b]	3,782,361
ProAssurance	42,068 [b]	1,961,210
Redwood Trust	170,586 [a]	2,618,495
Southwest Bancorp	122,497	1,149,022
Trustmark	71,915	1,321,798
Urstadt Biddle Properties, Cl. A	27,770	372,673
W.P. Carey & Co	24,360	540,548
Washington Federal	159,741	2,122,958
Washington Trust Bancorp	39,970	649,513
Whitney Holding	182,409 [a]	2,088,583
		77,170,388
Health Care—6.6%
Air Methods	117,830 [a,b]	1,992,505
Analogic	37,530	1,201,711
IPC The Hospitalist	58,820 [b]	1,119,345
Kensey Nash	92,254 [b]	1,962,243
Magellan Health Services	131,150 [b]	4,779,106
Medicis Pharmaceutical, Cl. A	64,135 [a]	793,350
MEDNAX	80,793 [b]	2,380,970
Odyssey HealthCare	170,790 [b]	1,656,663
Omnicell	101,339 [b]	792,471
RehabCare Group	69,180 [b]	1,206,499
Sepracor	164,210 [b]	2,407,319
		20,292,182
Industrial—13.9%
AGCO	27,950 [b]	547,820
American Ecology	68,190	950,569
Brink’s	106,820	2,826,457

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Ceradyne	66,250 [b]	1,201,112
Clean Harbors	46,460 [b]	2,230,080
Curtiss-Wright	121,250	3,401,062
First Advantage, Cl. A	118,531 [b]	1,633,357
Granite Construction	87,234 [a]	3,269,530
Heartland Express	371,220	5,497,768
Landstar System	74,207	2,483,708
Marten Transport	61,860 [b]	1,155,545
McGrath Rentcorp	100,220	1,579,467
Moog, Cl. A	100,430 [b]	2,296,834
Shaw Group	88,909 [b]	2,436,996
Simpson Manufacturing	86,400	1,556,928
Team	73,200 [b]	857,904
Tetra Tech	53,709 [b]	1,094,589
Triumph Group	67,940 [a]	2,595,308
Waste Connections	108,729 [b]	2,794,335
Werner Enterprises	169,946 [a]	2,569,584
		42,978,953
Materials—1.8%
AMCOL International	65,331 [a]	969,512
H.B. Fuller	38,550	501,150
Packaging Corp. of America	252,820	3,291,716
Wausau Paper	160,170	842,494
		5,604,872
Technology—16.2%
Airvana	122,280 [b]	715,338
Arris Group	240,580 [a,b]	1,773,075
Aspen Technology	216,228 [b]	1,511,434
Ciena	248,310 [a,b]	1,931,852
Comtech Telecommunications	49,390 [b]	1,223,390
Cray	231,945 [a,b]	811,807
Cymer	95,010 [a,b]	2,114,923
DealerTrack Holdings	181,655 [a,b]	2,379,680
Diebold	97,550	2,082,692
Electronics for Imaging	150,601 [b]	1,475,890

10

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
EPIQ Systems	173,060 [a,b]	3,120,272
F5 Networks	103,510 [a,b]	2,168,535
FEI	161,160 [b]	2,486,699
FormFactor	141,820 [b]	2,555,596
Harmonic	208,317 [b]	1,354,061
Informatica	198,360 [b]	2,630,254
Methode Electronics	167,422	599,371
MKS Instruments	155,050 [b]	2,274,584
MTS Systems	92,600	2,106,650
NIC	223,610 [a]	1,162,772
Semtech	105,070 [b]	1,402,685
Sonus Networks	836,817 [a,b]	1,313,803
SRA International, Cl. A	196,650 [b]	2,890,755
STEC	164,510 [a,b]	1,212,439
Sybase	76,894 [b]	2,329,119
Tech Data	59,840 [b]	1,303,315
Teradyne	354,060 [b]	1,550,783
Triquint Semiconductor	640,970 [b]	1,583,196
Ultra Clean Holdings	204,640 [b]	218,965
		50,283,935
Utilities—4.2%
El Paso Electric	195,940 [b]	2,760,795
Energen	112,800	3,285,864
IDACORP	109,940 [a]	2,568,198
Nicor	72,310	2,402,861
Portland General Electric	115,400	2,029,886
		13,047,604
Total Common Stocks
(cost $400,427,307)		306,823,136

Other Investment—1.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,798,220)	4,798,220 [c]	4,798,220

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—22.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $69,781,523)	69,781,523 [c]	69,781,523
Total Investments (cost $475,007,050)	123.2%	381,402,879
Liabilities, Less Cash and Receivables	(23.2%)	(71,901,946)
Net Assets	100.0%	309,500,933

a All or a portion of these securities are on loan. At March 31, 2009, the total market value of the fund’s securities on loan is $67,974,426 and the total market value of the collateral held by the fund is $69,781,523.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	24.9	Health Care	6.6
Money Market Investments	24.1	Energy	5.7
Consumer Discretionary	17.0	Utilities	4.2
Technology	16.2	Materials	1.8
Industrial	13.9	Exchange Traded Funds	1.4
Consumer Staples	7.4		123.2

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $67,974,426)—Note 1(b):
Unaffiliated issuers	400,427,307	306,823,136
Affiliated issuers	74,579,743	74,579,743
Cash		411,643
Receivable for investment securities sold		5,921,967
Dividends and interest receivable		451,719
Receivable for shares of Beneficial Interest subscribed		19,324
Prepaid expenses		37,631
		388,245,163
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		244,490
Liability for securities on loan—Note 1(b)		69,781,523
Payable for investment securities purchased		8,279,501
Payable for shares of Beneficial Interest redeemed		204,346
Accrued expenses		234,370
		78,744,230
Net Assets ($)		309,500,933
Composition of Net Assets ($):
Paid-in capital		548,446,305
Accumulated undistributed investment income—net		423,362
Accumulated net realized gain (loss) on investments		(145,764,563)
Accumulated net unrealized appreciation
(depreciation) on investments		(93,604,171)
Net Assets ($)		309,500,933
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		23,608,313
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.11

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,357,205
Affiliated issuers	23,044
Income from securities lending	512,489
Total Income	3,892,738
Expenses:
Investment advisory fee—Note 3(a)	1,348,638
Shareholder servicing costs—Note 3(b)	131,665
Prospectus and shareholders’ reports	87,673
Custodian fees—Note 3(b)	67,526
Professional fees	46,513
Trustees’ fees and expenses—Note 3(c)	34,052
Accounting and administration fees—Note 3(a)	22,500
Registration fees	8,892
Loan commitment fees—Note 2	3,347
Total Expenses	1,750,806
Less—reduction in fees due to earnings credits—Note 1(b)	(1,169)
Net Expenses	1,749,637
Investment Income—Net	2,143,101
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(103,329,945)
Net unrealized appreciation (depreciation) on investments	(65,945,930)
Net Realized and Unrealized Gain (Loss) on Investments	(169,275,875)
Net (Decrease) in Net Assets Resulting from Operations	(167,132,774)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)	September 30, 2008
Operations ($):
Investment income—net	2,143,101	5,430,317
Net realized gain (loss) on investments	(103,329,945)	(47,615,210)
Net unrealized appreciation
(depreciation) on investments	(65,945,930)	(75,258,363)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(167,132,774)	(117,443,256)
Dividends to Shareholders from ($):
Investment income—net	(2,284,705)	(5,742,158)
Net realized gain on investments	—	(44,868,181)
Total Dividends	(2,284,705)	(50,610,339)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	36,708,028	117,769,869
Dividends reinvested	1,628,397	35,454,052
Cost of shares redeemed	(63,791,171)	(310,753,797)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(25,454,746)	(157,529,876)
Total Increase (Decrease) in Net Assets	(194,872,225)	(325,583,471)
Net Assets ($):
Beginning of Period	504,373,158	829,956,629
End of Period	309,500,933	504,373,158
Undistributed investment income—net	423,362	564,966
Capital Share Transactions (Shares):
Shares sold	2,690,247	5,531,668
Shares issued for dividends reinvested	118,947	1,645,174
Shares redeemed	(4,614,843)	(14,613,617)
Net Increase (Decrease) in Shares Outstanding	(1,805,649)	(7,436,775)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2009			Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	19.85	25.26	23.70	22.55	21.91	18.49
Investment Operations:
Investment income (loss)—net[a]	.09	.18	.16	.09	.02	(.05)
Net realized and unrealized
gain (loss) on investments	(6.74)	(3.95)	2.48	2.58	4.29	5.27
Total from Investment Operations	(6.65)	(3.77)	2.64	2.67	4.31	5.22
Distributions:
Dividends from
investment income—net	(.09)	(.19)	(.09)	(.03)	—	—
Dividends from net realized
gain on investments	—	(1.45)	(.99)	(1.49)	(3.67)	(1.80)
Total Distributions	(.09)	(1.64)	(1.08)	(1.52)	(3.67)	(1.80)
Net asset value, end of period	13.11	19.85	25.26	23.70	22.55	21.91
Total Return (%)	(33.50)[b]	(15.38)	11.18	12.42	21.34	29.92
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04[c]	.93	.90	.94	1.05	1.18
Ratio of net expenses
to average net assets	1.04[c,d]	.93	.90[e]	.94[e]	1.05[e]	1.18[e]
Ratio of net investment income
(loss) to average net assets	1.27[c]	.85	.61	.40	.08	(.24)
Portfolio Turnover Rate	35.95[b]	73	67[f]	60[f]	70[f]	123[f]
Net Assets, end of period
($ x 1,000)	309,501 504,373		829,957	539,560	189,647	61,182

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
e	Includes the fund’s share of the The Boston Company Small Cap Value Portfolio’s (the Portfolio) allocated expenses.
f	On September 19, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective
September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for the year.The amounts shown for 2004-2006 are ratios for the Portfolio.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund’s investment objective seeks long-term growth of capital. Prior to December 1, 2008,The Boston Company Asset Management LLC., a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment advisor. After December 1 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “The Boston Company Small CapValue Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company Small Cap Value Fund,” respectively.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an author-

18

itative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investment in
Securities	381,402,879	—	—	381,402,879
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities ($)
Balance as of 9/30/2008	34,620,758
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(34,620,758)
Transfers in and/or out of Level 3	—
Balance as of 3/31/2009	—

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result

20

of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2009,The Bank of New York Mellon earned $170,830 from lending fund portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through January 22, 2009, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008 was as follows: ordinary income $16,161,957 and long-term capital gains $34,448,382.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The Trust entered into two separate agreements with The Bank of New York Mellon, that enable the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed

22

line of credit and (ii) up to $15 million under an uncommitted line of credit. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the lines of credit. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended March 31, 2009, the fund did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .80% of the fund’s average daily net assets and is payable monthly. The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $22,500 for the period ended March 31, 2009 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $2,073 pursuant to the transfer agency agreement.

The fund compensatesThe Bank of NewYork Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31,2009,the fund was charged $1,169 pursuant to the cash management agreements. These fees were offset by earnings credits pursuant to the cash management agreements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $67,526 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $2,578 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $195,562, custodian fees $45,000, chief compliance officer fees $2,578 and transfer agency per account fees $1,350.

(c) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting ofThe Dreyfus/Laurel Funds, Inc.,The Dreyfus /Laurel FundsTrust andThe Dreyfus/LaurelTax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and the Trust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Dreyfus/Laurel Funds, theTrust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, the Trust and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(d) Prior to December 1, 2008 at which time the fee was eliminated, a 2% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. From October 1, 2008 to November 30,

24

2008, redemption fees charged and retained by the fund amounted to $15,644.The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2009, amounted to $126,738,431 and $138,126,028, respectively.

At March 31, 2009, accumulated net unrealized depreciation on investments was $93,604,171, consisting of $13,685,154 gross unrealized appreciation and $107,289,325 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, were the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the funds’ past two fiscal years and any subsequent interim period: (i) no report on the funds’ financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

26

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Representatives of the Manager reminded the Board members that the Manager became the investment adviser of the fund, effective December 1, 2008, and that there were no changes to the portfolio management of the fund as a result of the appointment of the Manager as the fund’s investment adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional small-cap value funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional small-cap value funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group medians for the one-, two-, three-, four-, and five-year periods ended December 31, 2008, below the Performance Universe median for the one-year period but above the Performance Universe median for the two-, three-, four- and five-year periods.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. [Noting that the fund’s expense ratio had not been affected for the most recent fiscal year,

28

a representative of the Manager informed the Board members that the Manager is currently limiting the fund’s total expense ratio to 1.25% of the fund’s average daily net assets and that such limitation is voluntary and may be terminated at any time.] The Board members also were informed that the Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided by The Bank of NewYork Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a blended advisory fee. The Board noted that the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s expense ratio was below the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. A representative of the Manager reminded the Board members that The Bank of New York Mellon Corporation, the parent company of the Manager, paid all of the expenses associated with the Manager becoming the fund’s investment adviser and the proxy campaign with respect to the Board members becoming the Trust’s Board members. Because the Manager only became the fund’s investment adviser effective December 1, 2008, the Manager’s representatives were not able to provide a dollar amount of expenses allocated and profit received by the Manager, but a representative of the Manager did review the method to be used to determine such expenses and profit in the future.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio. The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets but noted that the fund has generally been closed to new investors since August 2006 and also noted the decrease to the fund’s recent asset levels.The Board members discussed the renewal requirements for advisory agreements and their ability to review the management fee annually.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management

30

Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by the Manager are adequate and appropriate.
  While the Board was satisfied with the fund’s relative performance as compared to the Performance Universe, it was somewhat con- cerned with the fund’s relative performance as compared to the Performance Group and determined to continue to monitor the fund’s performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services to be provided, comparative performance, expense and advisory fee information and potential profits to be realized and benefits to be derived by the Manager from its relationship with the fund.
  The Board determined that because the Manager had become the investment adviser of the fund effective December 1,2008,economies of scale were not a factor at this time, but, to the extent that material economies of scale are not shared with the fund in the future, the Board would seek to do so in connection with future renewals.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 31

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
26	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston Company Small Cap Value Fund II

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus/The Boston Company Small CapValue Fund II, covering the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy and virtually all sectors and capitalization ranges of the stock markets. A relatively mild economic downturn over the first several months of 2008 was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged. On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs, massive monetary and fiscal stimulus and support for troubled financial institutions.Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser.Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of October 1, 2008, through March 31, 2009, as provided by Joseph M. Corrado, CFA, and Edward R.Walter, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus/The Boston Company Small Cap Value Fund II produced a total return of –32.97%.1 The fund’s benchmark, the Russell 2500 Value Index (the “Index”), achieved a total return of –37.12% for the same period.2

Stocks across all investment styles, market sectors and capitalization ranges fell sharply, particularly over the fourth quarter of 2008, due to intensifying financial and economic crises.The fund produced higher returns than its benchmark, primarily due to good security selections in the industrials sector.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies. The fund currently considers small-cap companies to be those with total market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company included in the Index.

We use fundamental research and qualitative analysis to select stocks among the portfolio candidates. We look for companies with strong competitive positions, high quality management and financial strength.We focus primarily on individual stock selection to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

Financial Crisis and Recession Roiled Stock Markets

Stocks plummeted during the reporting period as a global credit crisis intensified and a U.S. recession deepened. Slumping housing markets, rising unemployment, plunging consumer confidence and the failures of several major financial institutions led to indiscriminate selling pressure

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

in equity markets over the first half of the reporting period. Market declines were magnified by highly leveraged institutional investors, which were forced to unwind their positions due to margin calls and redemption requests. By the start of 2009, the markets appeared to begin to differentiate between fundamentally sound companies and those with less favorable characteristics. However, market averages continued to fall until March, when a strong rally offset a portion of the market’s previous weakness.

Our Bottom-Up Approach Cushioned Losses

The fund’s absolute performance suffered along with the overall market under these difficult conditions. However, our security selection process enabled the fund to outperform its benchmark.

Most notably, the fund’s performance in the hard-hit industrials sector was bolstered by our focus on engineering and construction firms expected to benefit from massive infrastructure spending as part of the U.S. government’s stimulus package.As a result, heavy civil construction contractor Granite Construction and industrial engineering and construction firm URS Corporation produced positive absolute returns over the reporting period. Commercial services provider Brinks fared relatively well due to strength in its home security business and a corporate restructuring. In the road and rail segment, trucking and logistics company Heartland Express and Werner Enterprises held up relatively well, buoying the segment.

The fund also benefited from strong stock selections in the financials sector. Strong stock selection within the commercial banks segment helped shelter the fund from turmoil in the banking sector. With that said, the fund received positive contributions from City National, a smaller regional bank that had little exposure to the credit crisis.Similarly, regional investment firms Raymond James, Lazard, and Investment Technology Group appeared poised to fill the voids left by the struggles of their larger counterparts. The fund also benefited from favorable timing in the purchase of insurance provider Fidelity National Financial.

In the consumer discretionary sector, well-managed restaurant chain, Panera Bread fared well as consumers sought less expensive dining alternatives. Automobile parts seller O’Reilly Automotive held up

4

well as consumers attempted to extend the life of existing vehicles instead of buying new ones. We also took advantage of what we regarded as compelling valuations in homebuilder MDC Holdings in the midst of the housing slump. Favorable timing in the purchase of media company DreamWorks Animation SKG and retailer Bed Bath & Beyond also bolstered the fund’s results.

Disappointments during the reporting period included packaging companies Temple Inland and Louisiana Pacific, which suffered from lower sales volumes and as a result were sold by the fund. Electric utilities Hawaiian Electric and Black-Hills Corp., which was sold during the reporting period, reported disappointing earnings. Finally, drug developer KV Pharmaceutical, which was also sold during the reporting period, lost value due to a product recall.

Finding Attractive Valuations in a Distressed Market

As of the reporting period’s end, our research has uncovered what we believe to be attractive valuations among fundamentally sound companies that may have been punished too severely in the downturn. We have found a number of such opportunities in the technology sector, which we expect to benefit from increased demand as corporations seek to increase productivity from smaller workforces. We also have identified several energy companies that could gain value if, as we expect, oil and gas prices rise from current levels due to long-term supply-and-demand dynamics. Finally, certain consumer staples stocks appear attractive at current valuations.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, return would have been lower. This waiver is voluntary and may be terminated at any time.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500 Value Index is a widely accepted, unmanaged index, which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Value Fund II from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009

Expenses paid per $1,000†	$4.16
Ending value (after expenses)	$670.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009

Expenses paid per $1,000†	$5.04
Ending value (after expenses)	$1,019.95

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS March 31, 2009 (Unaudited)

Common Stocks—97.9%	Shares	Value ($)
Consumer Discretionary—14.7%
American Eagle Outfitters	11,290	138,190
Bed Bath & Beyond	2,800 [a,b]	69,300
BorgWarner	5,190	105,357
Brink’s Home Security Holdings	6,480 [b]	146,448
Dick’s Sporting Goods	7,274 [b]	103,800
DreamWorks Animation SKG, Cl. A	1,650 [b]	35,706
Gentex	10,870	108,265
Genuine Parts	2,370	70,768
Gymboree	3,450 [b]	73,657
J Crew Group	7,410 [a,b]	97,664
JoS. A. Bank Clothiers	800 [a,b]	22,248
MDC Holdings	5,800	180,612
Meredith	4,250	70,720
O’Reilly Automotive	3,130 [b]	109,581
OfficeMax	12,470	38,906
Panera Bread, Cl. A	2,760 [a,b]	154,284
Ryland Group	8,360	139,278
Thor Industries	4,350 [a]	67,947
Toll Brothers	4,660 [b]	84,626
Tractor Supply	3,400 [b]	122,604
Williams-Sonoma	12,150 [a]	122,472
		2,062,433
Consumer Staples—7.0%
BJ’s Wholesale Club	5,730 [b]	183,303
Casey’s General Stores	4,440	118,370
Corn Products International	3,820	80,984
Ralcorp Holdings	7,010 [b]	377,699
Whole Foods Market	13,102 [a]	220,114
		980,470
Energy—7.1%
Arena Resources	5,520 [b]	140,650
Cabot Oil & Gas	3,662	86,313
CNX Gas	5,384 [b]	127,655
Comstock Resources	2,000 [b]	59,600
Concho Resources	4,790 [b]	122,576

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Dril-Quip	4,050 [b]	124,335
Frontier Oil	5,530	70,729
Patterson-UTI Energy	5,270	47,219
Tidewater	1,850	68,691
Unit	6,700 [b]	140,164
		987,932
Exchange Traded Funds—.4%
iShares Russell 2000 Value Index Fund	1,490	58,795
Financial—25.1%
Alexandria Real Estate Equities	2,000 [a]	72,800
Aspen Insurance Holdings	6,340	142,396
BancorpSouth	9,150	190,686
BioMed Realty Trust	5,070	34,324
BOK Financial	2,551	88,137
City National	8,493 [a]	286,809
Commerce Bancshares	5,828	211,556
Cullen/Frost Bankers	3,487	163,680
Fidelity National Financial, Cl. A	16,213	316,316
First American	6,410	169,929
First Horizon National	17,107 [a]	183,729
FirstMerit	11,360	206,752
Fulton Financial	11,117	73,706
Hanover Insurance Group	4,690	135,166
Health Care	4,956	151,604
Host Hotels & Resorts	9,230	36,182
Investment Technology Group	5,005 [b]	127,728
Jefferies Group	18,830	259,854
LaSalle Hotel Properties	4,690 [a]	27,390
Lazard, Cl. A	4,502	132,359
NewAlliance Bancshares	7,077	83,084
ProAssurance	790 [b]	36,830
Raymond James Financial	6,190 [a]	121,943
RenaissanceRe Holdings	1,460	72,182
Washington Federal	7,120	94,625
Whitney Holding	8,420 [a]	96,409
		3,516,176

8

Common Stocks (continued)	Shares	Value ($)
Health Care—6.3%
Beckman Coulter	1,870	95,389
Bio-Rad Laboratories, Cl. A	1,070 [b]	70,513
Cerner	2,000 [a,b]	87,940
Magellan Health Services	4,290 [b]	156,328
Medicis Pharmaceutical, Cl. A	2,860 [a]	35,378
MEDNAX	4,990 [b]	147,055
PerkinElmer	8,020	102,415
Schein Henry	870 [b]	34,809
Sepracor	4,122 [b]	60,429
Universal Health Services, Cl. B	2,330	89,332
		879,588
Industrial—13.7%
AGCO	1,270 [b]	24,892
Brink’s	6,480	171,461
Ceradyne	887 [b]	16,081
Clean Harbors	2,092 [b]	100,416
Corrections Corp. of America	11,220 [b]	143,728
Curtiss-Wright	7,380	207,009
Dun & Bradstreet	970	74,690
Granite Construction	3,970 [a]	148,796
Heartland Express	10,010	148,248
KBR	2,982	41,181
Landstar System	3,250	108,777
Shaw Group	3,886 [b]	106,515
Spirit Aerosystems Holdings, Cl. A	5,510 [b]	54,935
Triumph Group	2,050	78,310
URS	4,510 [b]	182,249
Waste Connections	8,380 [b]	215,366
Werner Enterprises	6,604	99,852
		1,922,506
Materials—1.6%
FMC	800	34,512
Packaging Corp. of America	10,050	130,851
Reliance Steel & Aluminum	2,050	53,976
		219,339

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Technology—14.0%
Akamai Technologies	6,170 [b]	119,698
Arris Group	10,580 [b]	77,975
Comtech Telecommunications	2,190 [a,b]	54,246
Cymer	4,120 [b]	91,711
Diebold	4,390	93,726
F5 Networks	4,660 [b]	97,627
Hewitt Associates, Cl. A	5,230 [b]	155,645
Informatica	7,850 [b]	104,091
Ingram Micro, Cl. A	4,530 [b]	57,259
Lam Research	3,590 [b]	81,744
McAfee	3,140 [b]	105,190
Microchip Technology	4,750 [a]	100,652
MKS Instruments	5,870 [b]	86,113
Novellus Systems	9,120 [b]	151,666
SRA International, Cl. A	7,690 [b]	113,043
Sybase	3,305 [b]	100,108
Synopsys	7,741 [b]	160,471
Teradyne	16,650 [b]	72,927
Varian Semiconductor
Equipment Associates	6,080 [b]	131,693
		1,955,585
Telecommunication Services—.7%
Telephone & Data Systems	3,850	102,064
Utilities—7.3%
AGL Resources	6,750	179,077
Atmos Energy	7,580	175,250
Energen	5,066	147,573
EQT	3,060	95,870
IDACORP	4,620 [a]	107,923
Nicor	1,040	34,559
Portland General Electric	4,470	78,627
UGI	8,380	197,852
		1,016,731
Total Common Stocks
(cost $15,094,761)		13,701,619

10

Other Investment—2.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $285,255)	285,255 [c]	285,255

Investment of Cash Collateral
for Securities Loaned—12.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,693,035)	1,693,035 [c]	1,693,035

Total Investments (cost $17,073,051)	112.0%	15,679,909
Liabilities, Less Cash and Receivables	(12.0%)	(1,686,051)
Net Assets	100.0%	13,993,858

a All or a portion of these securities are on loan.At March 31, 2009, the total market value of the fund’s securities on loan is $1,672,492 and the total market value of the collateral held by the fund is $1,693,035.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	25.1	Consumer Staples	7.0
Consumer Discretionary	14.7	Health Care	6.3
Money Market Investments	14.1	Materials	1.6
Technology	14.0	Telecommunication Services	.7
Industrial	13.7	Exchange Traded Funds	.4
Utilities	7.3
Energy	7.1		112.0

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,672,492)—Note 1(b):
Unaffiliated issuers	15,094,761	13,701,619
Affiliated issuers	1,978,290	1,978,290
Cash		50,355
Receivable for investment securities sold		146,339
Dividends and interest receivable		17,463
Prepaid expenses		9,237
		15,903,303
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		12,921
Liability for securities on loan—Note 1(b)		1,693,035
Payable for investment securities purchased		181,676
Accrued expenses		21,813
		1,909,445
Net Assets ($)		13,993,858
Composition of Net Assets ($):
Paid-in capital		17,988,606
Accumulated undistributed investment income—net		19,153
Accumulated net realized gain (loss) on investments		(2,620,759)
Accumulated net unrealized appreciation
(depreciation) on investments		(1,393,142)
Net Assets ($)		13,993,858
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		1,294,780
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		10.81

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	83,904
Affiliated issuers	405
Income from securities lending	6,785
Total Income	91,094
Expenses:
Investment advisory fee—Note 3(a)	35,148
Custodian fees—Note 3(b)	21,679
Accounting and administration fee—Note 3(a)	16,500
Auditing fees	13,570
Prospectus and shareholders’ reports	6,554
Registration fees	5,536
Trustees’ fees and expenses—Note 3(c)	2,305
Shareholder servicing costs—Note 3(b)	1,869
Legal fees	1,423
Loan commitment fees—Note 2	1,098
Interest expense—Note 2	6
Miscellaneous	6,079
Total Expenses	111,767
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(64,830)
Less—reduction in fees due to
earnings credits—Note 1(b)	(28)
Net Expenses	46,909
Investment Income—Net	44,185
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,950,906)
Net unrealized appreciation (depreciation) on investments	(871,143)
Net Realized and Unrealized Gain (Loss) on Investments	(2,822,049)
Net (Decrease) in Net Assets Resulting from Operations	(2,777,864)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)	September 30, 2008
Operations ($):
Investment income—net	44,185	62,068
Net realized gain (loss) on investments	(1,950,906)	(599,394)
Net unrealized appreciation
(depreciation) on investments	(871,143)	(331,012)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,777,864)	(868,338)
Dividends to Shareholders from ($):
Investment income—net	(41,243)	(51,007)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	12,706,530	1,662,211
Dividends reinvested	41,243	51,007
Cost of shares redeemed	(2,136,662)	(152,230)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	10,611,111	1,560,988
Total Increase (Decrease) in Net Assets	7,792,004	641,643
Net Assets ($):
Beginning of Period	6,201,854	5,560,211
End of Period	13,993,858	6,201,854
Undistributed investment income—net	19,153	16,211
Capital Share Transactions (Shares):
Shares sold	1,110,367	96,108
Shares issued for dividends reinvested	3,379	3,023
Shares redeemed	(199,888)	(9,057)
Net Increase (Decrease) in Shares Outstanding	913,858	90,074

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2009	Year Ended September 30,
	(Unaudited)	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	16.28	19.12	20.00
Investment Operations:
Investment income—net[b]	.05	.18	.02
Net realized and unrealized
gain (loss) on investments	(5.41)	(2.87)	(.90)
Total from Investment Operations	(5.36)	(2.69)	(.88)
Distributions:
Dividends from investment income—net	(.11)	.15	—
Net asset value, end of period	10.81	16.28	19.12
Total Return (%)	(32.97)[c]	(14.10)	(4.40)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.39[d]	2.96	6.85[d]
Ratio of net expenses to average net assets	1.00[d]	1.00	1.00[d]
Ratio of net investment income
to average net assets	.94[d]	1.03	.59[d]
Portfolio Turnover Rate	37.86[c]	73	18[c]
Net Assets, end of period ($ x 1,000)	13,993	6,202	5,560

a	From July 23, 2007 (commencement of initial offering) to September 30, 2007.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund II (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective seeks long-term growth of capital. Prior to December 1, 2008, The Boston Company Asset Management LLC., a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment advisor. After December 1 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “The Boston Company Small Cap Value II Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company Small Cap Value II Fund,” respectively.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on

16

which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investment in
Securities	15,679,909	—	—	15,679,909
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities ($)
Balance as of 9/30/2008	49,090
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(49,090)
Transfers in and/or out of Level 3	—
Balance as of 3/31/2009	—

18

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2009, The Bank of New York Mellon earned $2,262 from lending fund portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through January 22, 2009, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the shares of the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

20

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $96,916 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2008. If not applied the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008 was as follows: ordinary income $51,007.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The Trust entered into two separate agreements with The Bank of New York Mellon, that enable the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million under an uncommitted line of credit. In connection therewith, the fund commitment fees on its pro rata portion of the lines of credit. Interest is charged to the fund based on prevailing markets rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the line of credit during the period ended March 31, 2008, was approximately $1,500 with a related weighted average annualized interest rate of .81%.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .75% of the fund’s average daily net assets and is payable monthly.The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, exceed an annual rate of 1.00% of the value of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertaking, amounted to $64,830 during the period ended March 31, 2009.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $16,500 for the period ended March 31, 2009 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $47 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2009, the fund was charged $28 pursuant to the cash management agreements. These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $21,679 pursuant to the custody agreement.

22

During the period ended March 31, 2009, the fund was charged $2,578 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of:investment advisory fees $8,294, custodian fees $21,000, chief compliance officer fees $2,578 and transfer agency per account fees $30, which are offset against an expense reimbursement currently in effect in the amount of $18,981.

(c) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and the Trust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Dreyfus/Laurel Funds, the Trust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, the Trust and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(d) Prior to December 1, 2008 at which time the fee was eliminated, a 2% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund’s exchange privilege. From October 1, 2008 to November 30, 2008, there were no redemption fees charged and retained by the fund. The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2009, amounted to $14,283,360 and $3,870,047, respectively.

At March 31, 2009, accumulated net unrealized depreciation on investments was $1,393,142, consisting of $459,502 gross unrealized appreciation and $1,852,644 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, were the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings

24

held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the funds’ past two fiscal years and any subsequent interim period: (i) no report on the funds’ financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Representatives of the Manager reminded the Board members that the Manager became the investment adviser of the fund, effective December 1, 2008, and that there were no changes to the portfolio management of the fund as a result of the appointment of the Manager as the fund’s investment adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meet-

26

ing legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional small-cap value funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional small-cap value funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one-year period ended December 31, 2008. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. A representative of the Manager noted that the Manager had voluntarily agreed to waive certain expenses of the fund, limiting the fund’s total expense ratio (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the fund’s average daily net assets. The Board members noted that the fund’s contractual management fee was below the Expense Group median and that, because of the limitation on expenses, the fund did not pay a management fee for the fiscal year ended September 30, 2008.The Board members also were informed that the

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.The Board noted that the fund’s expense ratio, taking into account the limitation on expenses, was below the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. A representative of the Manager reminded the Board members that The Bank of New York Mellon Corporation, the parent company of the Manager, paid all of the expenses associated with the Manager becoming the fund’s investment adviser and the proxy campaign with respect to the Board members becoming the Trust’s Board members. Because the Manager only became the fund’s investment adviser effective December 1,

28

2008, the Manager’s representatives were not able to provide a dollar amount of expenses allocated and profit received by the Manager, but a representative of the Manager did review the method to be used to determine such expenses and profit in the future.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio. The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets. The Board members discussed the renewal requirements for advisory agreements and their ability to review the management fee annually.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by the Manager are adequate and appropriate.
  The Board was somewhat concerned with the fund’s total return performance and determined to continue to monitor the fund’s performance.
  The Board concluded, taking into account the expense limitation, that the fee paid by the fund to the Manager was reasonable in light of the considerations described above.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board determined that because the Manager had become the investment adviser of the fund effective December 1,2008,economies of scale were not a factor at this time, but, to the extent that material economies of scale are not shared with the fund in the future, the Board would seek to do so in connection with future renewals.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

30

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
29	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund, covering the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy and virtually all sectors and capitalization ranges of the stock markets. A relatively mild economic downturn over the first several months of 2008 was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged.

On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs, massive monetary and fiscal stimulus and support for troubled financial institutions.Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser.Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of October 1, 2008, through March 31, 2009, as provided by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class I shares produced a total return of –29.74%.1 On March 31, 2009, the fund also began offering Class A and Class C shares. In comparison, the fund’s benchmark, the Russell 2500 Growth Index (the “Index”), produced a total return of –32.09% for the same period.2

Stocks across all investment styles, market sectors and capitalization ranges fell sharply, particularly over the fourth quarter of 2008, due to intensifying financial and economic crises.The fund produced modestly better returns than its benchmark, primarily due to fees and expenses that are not reflected in the Index’s return.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and mid-cap U.S. companies with market capitalizations, at the time of purchase, equal to or less than the total market capitalization of the largest company in the Index. When choosing stocks, we seek to identify high-quality small-cap and midcap companies with rapid current or expected earnings or revenue growth.We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Financial Crisis and Recession Roiled Stock Markets

Stocks declined sharply in the midst of a global financial crisis and a deepening U.S. recession, especially over the reporting period’s second half. Slumping home values, rising unemployment and plunging consumer confidence produced one of the most severe economic downturns since the Great Depression. Meanwhile, an ongoing credit crunch

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

escalated into a global financial crisis, resulting in the failures of several major financial institutions.

Despite aggressive efforts by government authorities to forestall further deterioration, risk-averse investors punished most stocks, seemingly regardless of their underlying fundamentals. The effects of widespread selling pressure were magnified by highly leveraged institutional investors, who were forced to raise cash for margin calls. Particularly severe market declines during the fourth quarter of 2008 were partly offset by a rally late in the first quarter of 2009, as investors looked forward to potentially better economic conditions.

Stock Selections Produced Mixed Results

Some of the more positive contributions to the fund’s performance during the reporting period came from the energy sector, where we emphasized natural gas exploration-and-production companies, such as CNX Gas,Arena Resources and Continental Resources, as demand for their services remained relatively strong despite slumping commodity prices. Drilling equipment provider FMC Technologies also supported the fund’s performance.

The fund had solid stock selections in the hard-hit financials sector, where we maintained underweighted exposure to real estate and capital markets companies, and insurance companies ProAssurance and RLI Corp. held up relatively well. Investments in the technology sector benefited from gains in electrical equipment maker Cogent, which announced a major new distribution partnership.The fund also benefited from strong relative performance in IT Services companies Cognizant Technology Solutions and Metavante Technologies during the reporting period. Finally, in the industrials sector, strong stock selections included gas filtration specialist Pall Corp., transportation company Landstar Systems and professional services firm Dun & Bradstreet.

Although the health care sector traditionally has been considered a relatively defensive area during market downturns, small and midcap life sciences companies proved vulnerable over the past six months to budget cuts among the large pharmaceutical developers that are their primary customers. In addition, investors’ expectations that smaller health care companies would be acquisition targets did not materialize. Consequently, research contractor Parexel International, life sciences tool & equipment provider Thermo Fisher Scientific and drug development

4

services company Covance missed their earnings targets. Medical equipment and supplies providers Wright Medical Group and Conmed also disappointed as patients delayed elective surgeries. Biotechnology firm Onyx Pharmaceuticals missed its earnings target, and BioMarin Pharmaceutical declined sharply when a promising new product fell short of sales expectations. Finally, services provider Psychiatric Solutions suffered from lower-than-expected sales.

The materials sector detracted more mildly from the fund’s relative performance, as Packaging Corp. of America lost approximately half its value due to a heavy debt load and reduced sales.

Finding Opportunities in a Distressed Market

The economy has continued to struggle and the financial crisis has persisted, prompting us to maintain the fund’s generally defensive investment posture. However, we have begun to see signs of potential improvement in the housing and banking markets. In addition, we believe that historically low interest rates, lower energy prices and massive government spending are likely to stimulate the U.S. economy over the longer term. Consequently, we have begun to take advantage of opportunities in industry groups and companies that, in our judgment, were punished too severely by investors and may be poised for gains in an eventual economic recovery.

April 15, 2009

Effective 3/31/2009, the fund adopted a multiple class structure.The fund’s existing shares were reclassified as Class I shares and Class A and Class C have been added.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, the fund’s return would have been lower.This waiver is voluntary and may be terminated at any time.
2	SOURCE: LIPPER INC. — The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the
Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009†
	Class A	Class C	Class I
Expenses paid per $1,000††	$ .03	$ .05	$ 4.24
Ending value (after expenses)	$1,007.20	$1,007.20	$702.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009†††
	Class A	Class C	Class I
Expenses paid per $1,000††††	$ 6.29	$ 10.05	$ 5.04
Ending value (after expenses)	$1,018.70	$1,014.96	$1,019.95

†	From March 31, 2009 (commencement of initial offering) to March 31, 2009 for Class A and Class C shares.
††	Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A and 2.00% for Class C, multiplied by the average account value over the period, multiplied by 1/365 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
†††	Please note that while Class A and Class C shares commenced operations on March 31, 2009, the Hypothetical expenses paid during the period reflect projected activity for the full six months period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period
October 1, 2008 to March 31, 2009.
††††	Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C and
1.00% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period).

6

STATEMENT OF INVESTMENTS March 31, 2009 (Unaudited)

Common Stocks—97.1%	Shares	Value ($)
Consumer Discretionary—16.7%
Aeropostale	16,110 [a]	427,882
Bed Bath & Beyond	66,660 [a,b]	1,649,835
Carter’s	46,470 [a]	874,101
Chipotle Mexican Grill, Cl. B	12,752 [a]	730,817
DeVry	18,630	897,593
Gentex	76,300	759,948
Guess?	58,750	1,238,450
Interactive Data	34,860	866,620
ITT Educational Services	5,570 [a,b]	676,309
Lions Gate Entertainment	79,528 [a,b]	401,616
O’Reilly Automotive	15,230 [a]	533,202
P.F. Chang’s China Bistro	14,210 [a,b]	325,125
PetSmart	92,120	1,930,835
Sherwin-Williams	16,270	845,552
Wendy’s/Arby’s Group, Cl. A	99,430	500,133
WMS Industries	46,060 [a,b]	963,115
		13,621,133
Consumer Staples—4.7%
Alberto-Culver	37,340	844,257
Casey’s General Stores	38,930	1,037,874
Church & Dwight	7,820	408,439
Estee Lauder, Cl. A	37,650	928,073
Hain Celestial Group	38,880 [a]	553,651
Mead Johnson Nutrition, Cl. A	2,650 [a]	76,506
		3,848,800
Energy—9.3%
Arena Resources	52,830 [a]	1,346,108
CNX Gas	46,692 [a,b]	1,107,067
Concho Resources	40,010 [a]	1,023,856
Continental Resources	26,102 [a,b]	553,623
Dril-Quip	37,070 [a]	1,138,049

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
FMC Technologies	32,160 [a]	1,008,859
NATCO Group, Cl. A	37,470 [a]	709,307
Plains Exploration & Production	41,930 [a]	722,454
		7,609,323
Exchange Traded Funds—1.2%
iShares Russell 2000 Growth Index Fund	21,770	1,000,985
Financial—8.4%
Arch Capital Group	14,750 [a]	794,435
IntercontinentalExchange	8,590 [a]	639,697
Plum Creek Timber	29,250 [b]	850,298
ProAssurance	36,750 [a]	1,713,285
RLI	37,570 [b]	1,886,014
Validus Holdings	40,410	956,909
		6,840,638
Health Care—21.3%
Alexion Pharmaceuticals	27,890 [a,b]	1,050,337
Alkermes	29,600 [a]	359,048
Alnylam Pharmaceuticals	35,243 [a,b]	671,027
AmerisourceBergen	25,040	817,806
Beckman Coulter	10,110	515,711
Bio-Rad Laboratories, Cl. A	7,390 [a]	487,001
BioMarin Pharmaceutical	30,320 [a,b]	374,452
Cephalon	9,440 [a,b]	642,864
Emergency Medical Services, Cl. A	13,099 [a,b]	411,178
Haemonetics	12,980 [a]	714,938
Hologic	47,750 [a]	625,047
Immucor	28,740 [a]	722,811
Integra LifeSciences Holdings	10,200 [a,b]	252,246
Martek Biosciences	15,680 [a]	286,160
Masimo	20,660 [a]	598,727
MEDNAX	14,160 [a]	417,295
Myriad Genetics	25,670 [a]	1,167,215

8

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
NuVasive	16,070 [a,b]	504,277
Onyx Pharmaceuticals	28,820 [a]	822,811
OSI Pharmaceuticals	14,920 [a,b]	570,839
PSS World Medical	62,290 [a,b]	893,862
Regeneron Pharmaceuticals	17,610 [a]	244,075
Resmed	21,570 [a,b]	762,284
Thermo Fisher Scientific	22,840 [a]	814,703
United Therapeutics	6,550 [a]	432,890
Varian	7,730 [a]	183,510
Vertex Pharmaceuticals	27,170 [a,b]	780,594
Volcano	28,413 [a]	413,409
West Pharmaceutical Services	15,750 [b]	516,758
Wright Medical Group	19,740 [a]	257,212
		17,311,087
Industrial—13.2%
Alliant Techsystems	9,140 [a]	612,197
Clean Harbors	12,360 [a]	593,280
Covanta Holding	45,182 [a]	591,432
Dun & Bradstreet	35,930	2,766,610
Flowserve	12,940	726,193
Knight Transportation	59,710 [b]	905,204
Landstar System	12,750	426,742
MSC Industrial Direct, Cl. A	36,600 [b]	1,137,162
Orbital Sciences	20,490 [a]	243,626
Pall	31,360	640,685
Quanta Services	46,630 [a]	1,000,214
UTi Worldwide	94,670	1,131,306
		10,774,651
Technology—20.5%
Akamai Technologies	82,070 [a]	1,592,158
Analog Devices	42,230	813,772
Atheros Communications	27,720 [a]	406,375

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
BMC Software	18,900 [a]	623,700
CACI International, Cl. A	11,010 [a]	401,755
Cogent	51,060 [a]	607,614
Cognizant Technology Solutions, Cl. A	71,000 [a]	1,476,090
FLIR Systems	37,070 [a]	759,194
FormFactor	15,610 [a]	281,292
Global Payments	28,030	936,482
Informatica	42,640 [a]	565,406
j2 Global Communications	48,760 [a,b]	1,067,356
Lam Research	23,770 [a]	541,243
ManTech International, Cl. A	31,550 [a]	1,321,945
Metavante Technologies	73,184 [a]	1,460,753
Novellus Systems	51,590 [a]	857,942
PMC-Sierra	131,570 [a]	839,417
Polycom	74,180 [a]	1,141,630
Sybase	21,000 [a]	636,090
ValueClick	26,790 [a]	227,983
Vishay Intertechnology	38,030 [a]	132,344
		16,690,541
Utilities—1.8%
EQT	18,800	589,004
UniSource Energy	30,870	870,225
		1,459,229
Total Common Stocks
(cost $82,800,043)		79,156,387

Other Investment—4.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,284,944)	3,284,944 [c]	3,284,944

10

Investment of Cash Collateral
for Securities Loaned—13.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $10,713,835)	10,713,835 [c]	10,713,835
Total Investments (cost $96,798,822)	114.2%	93,155,166
Liabilities, Less Cash and Receivables	(14.2%)	(11,571,316)
Net Assets	100.0%	81,583,850

a Non-income producing security.
b All or a portion of these securities are on loan. At March 31, 2009, the total market value of the fund’s securities on loan is $10,468,204 and the total market value of the collateral held by the fund is $10,713,835.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Health Care	21.3	Financial	8.4
Technology	20.5	Consumer Staples	4.7
Money Market Investments	17.1	Utilities	1.8
Consumer Discretionary	16.7	Exchange Traded Funds	1.2
Industrial	13.2
Energy	9.3		114.2

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $10,468,204)—Note 1(b):
Unaffiliated issuers		82,800,043	79,156,387
Affiliated issuers		13,998,779	13,998,779
Cash			184,950
Receivable for investment securities sold			1,638,241
Receivable for shares of Beneficial Interest subscribed			89,929
Dividends and interest receivable			26,022
Prepaid expenses			29,966
			95,124,274
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			54,018
Liability for securities on loan—Note 1(b)			10,713,835
Payable for investment securities purchased			2,594,846
Payable for shares of Beneficial Interest redeemed			82,307
Accrued expenses			95,418
			13,540,424
Net Assets ($)			81,583,850
Composition of Net Assets ($):
Paid-in capital			120,129,293
Accumulated undistributed investment income—net			34,307
Accumulated net realized gain (loss) on investments			(34,936,094)
Accumulated net unrealized appreciation
(depreciation) on investments			(3,643,656)
Net Assets ($)			81,583,850

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	10,068	10,067	81,563,715
Shares Outstanding	1,196	1,196	9,694,112
Net Asset Value Per Share ($)	8.42	8.42	8.41

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	357,789
Affiliated issuers	7,849
Income from securities lending	49,231
Total Income	414,869
Expenses:
Investment advisory fee—Note 3(a)	228,093
Accounting and Administration fees—Note 3(a)	16,500
Prospectus and shareholders’ reports	53,638
Shareholder servicing costs—Note 3(c,d)	47,146
Custodian fees—Note 3(d)	30,153
Professional fees	18,929
Registration fees	9,323
Trustees’ fees and expenses—Note 3(e)	7,116
Loan commitment fees—Note 2	449
Miscellaneous	7,677
Total Expenses	419,024
Less—reduction in expenses due to undertaking—Note 3(a)	(38,216)
Less—reduction in fees due to earnings credits—Note 1(b)	(246)
Net Expenses	380,562
Investment Income—Net	34,307
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(29,401,335)
Net unrealized appreciation (depreciation) on investments	833,855
Net Realized and Unrealized Gain (Loss) on Investments	(28,567,480)
Net (Decrease) in Net Assets Resulting from Operations	(28,533,173)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008
Operations ($):
Investment income (loss)—net	34,307	(77,773)
Net realized gain (loss) on investments	(29,401,335)	(3,875,369)
Net unrealized appreciation
(depreciation) on investments	833,855	(7,270,337)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(28,533,173)	(11,223,479)
Dividends to Shareholders from ($):
Invesment income—net:
Class I shares	—	(17,315)
Net realized gain on investments:
Class I shares	—	(5,326,461)
Total Dividends	—	(5,343,776)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,000	94,722,212
Class C Shares	10,000	—
Class I Shares	31,586,178	—
Dividends reinvested:
Class I Shares	—	5,250,865
Cost of shares redeemed:
Class I Shares	(11,756,393)	(15,570,888)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	19,849,785	84,402,189
Total Increase (Decrease) in Net Assets	(8,683,388)	67,834,934
Net Assets ($):
Beginning of period	90,267,238	22,432,304
End of Period	81,583,850	90,267,238
Undistributed investment income—net	34,307	—

14

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008
Capital Share Transactions:
Class A
Shares sold	1,196	—
Class C
Shares sold	1,196	—
Class I
Shares sold	3,481,651	7,051,939
Shares issued for dividends reinvested	—	371,086
Shares redeemed	(1,330,802)	(1,150,203)
Net Increase (Decrease) in Shares Outstanding	2,150,849	6,272,822

a The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I shares and the fund commenced initial offering of Class A and Class C shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2009 (Unaudited)[a]
	Class A	Class C
	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	8.36	8.36
Investment Operations:
Investment (loss)—net[b]	(.00)[c]	(.00)[c]
Net realized and unrealized
gain (loss) on investments	.06	.06
Net asset value, end of period	8.42	8.42
Total Return (%)[d,e]	.72	.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	1.35	2.10
Ratio of net expenses to average net assets[f]	1.25	2.00
Ratio of net investment (loss)
to average net assets[f]	(1.12)	(1.89)
Portfolio Turnover Rate[e]	136.69	136.69
Net Assets, end of period ($ x 1,000)	10	10

a	From March 31, 2009 (commencement of initial offering) to March 31, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than .01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

16

Six Months Ended
March 31, 2009			Year Ended September 30,
Class I Shares	(Unaudited)[a]	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	11.97	17.66	14.92	13.84	11.26	9.48
Investment Operations:
Investment income (loss)—net[b]	.00[c]	(.02)	.01	(.02)	(.04)	(.08)
Net realized and unrealized
gain (loss) on investments	(3.56)	(1.93)[d]	3.74[d]	1.10	2.62	1.86[d]
Total from
Investment income—net	(3.56)	(1.95)	3.75	1.08	2.58	1.78
Distributions:
Dividends from
investment income—net	—	(.01)	—	—	—	—
Dividends from net realized
gain on investments	—	(3.73)	(1.01)	—	—	—
Total Distributions	—	(3.74)	(1.01)	—	—	—
Net asset value, end of period	8.41	11.97	17.66	14.92	13.84	11.26
Total Return (%)	(29.74)[e] (14.32)[f]		26.31[f]	7.80[f,g]	22.91[f]	18.78[f]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10[h]	1.11	1.23	1.29	1.38	1.33
Ratio of net expenses
to average net assets	1.00[h]	1.00	1.00	1.00	1.00	.98
Ratio of net investment income
(loss) to average net assets	.09[h]	(.15)	.07	(.16)	(.32)	(.69)
Portfolio Turnover Rate	136.69[e]	201	180	161	167	157
Net Assets, end of period
($ x 1,000)	81,564	90,267	22,432	20,389	19,709	19,222

a	The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than .01 per share.
d	Amount include litigation proceeds received by the Fund of $.01 for the year ended September 30, 2008, $.19 for the year ended September 30, 2007 and $.03 for the year ended September 30, 2004.
e	Not annualized.
f	Total return would have been lower in the absence of expense waivers.
g	For the year ended September 30, 2006, .03% of the fund’s return consisted of a payment by the advisor to compensate the Fund for a trading error. Excluding this payment, total return 7.77%.
h	Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to achieve long-term growth of capital. Prior to December 1, 2008, The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), served as the fund’s investment adviser. Effective December 1, 2008,The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser.

At a meeting of the Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “The Boston Company Small/Mid Cap Growth Fund” to “Dreyfus Investment Funds” and “Dreyfus/The Boston Company Small/Mid Cap Growth Fund,” respectively.

At the Board meetings held on February 9-10, 2009, the Board of Trustees approved, effective March 31, 2009, the implementation of a multiple class structure for the fund. On March 31, 2009, existing shares were classified as Class I shares and the fund added Class A and Class C shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differ-

18

ences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of March 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class A and Class C shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investment in
Securities	93,155,166	—	—	93,155,166
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

The following is a reconciliation of the change in value of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities ($)
Balance as of 9/30/2008	243,478
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(243,478)
Transfers in and/or out of Level 3	—
Balance as of 3/31/2009	—

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned and that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2009, The Bank of New York Mellon earned $16,410 from lending fund portfolio securities, pursuant to the securities lending agreement.

Until December 10, 2007, all cash collateral received by the fund and other series of the Trust in connection with the securities lending program was invested in the BlackRock Cash Strategies Fund LLC (the “BlackRock Fund”), a private investment fund not affiliated with the Trust or its investment adviser. On December 10, 2007, the BlackRock Fund announced that it was suspending investor withdrawal privileges due to conditions related to the credit markets and the adverse affect of such conditions on the liquidity of the BlackRock Fund’s portfolio holdings. Commencing on December 11, 2007, all new cash collateral received in connection with the securities lending activity of the fund and other series of the Trust was invested by the securities lending agent in the Dreyfus Institutional Cash Advantage

22

Fund (the “Dreyfus Fund”), an affiliated money market fund registered as an investment company under the Investment Company Act of 1940, as amended.To the extent that the BlackRock Fund agreed to permit withdrawals during the period December 11, 2007 through January 22, 2009, the securities lending agent effected such withdrawals and the cash proceeds from such withdrawals by the fund were reinvested in the shares of the Dreyfus Fund. As of January 22, 2009, the final withdrawal was reinvested in the Dreyfus Fund. Repayments of cash collateral during the period were made from the proceeds of redemptions of shares of the Dreyfus Fund.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008 was as follows: ordinary income $3,337,115 and long-term capital gains $2,006,661.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The Trust entered into two separate agreements with The Bank of New York Mellon that enable the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million under a committed line of credit and (ii) up to $15 million under an uncommitted line of credit. In connection therewith, the fund has agreed to pay administrative and Facility fees on its pro rata portion of the lines of credit. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended March 31, 2009, the fund did not borrow under the lines of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund so that such expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, and extraordinary expenses) do not exceed 1.00% of the value of the fund’s average daily net assets.The expense limitation and waiver are voluntary, not contractual, and may be terminated at any time.The reduction in expenses, pursuant to the undertaking, amounted to $38,216 during the period ended March 31, 2009.

24

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $16,500 for the period ended March 31, 2009 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended March 31, 2009, Class C shares were charged less than $1 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2009, Class A and Class C shares were charged less than $1 pursuant to the Shareholder Services Plan.

(d) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009 the fund was charged $418 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

related to fund subscriptions and redemptions. During the period ended March 31, 2009, the fund was charged $246 pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $30,153 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $2,578 for services performed by the Chief Compliance Officer.These charges appear under the Miscellaneous heading on the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $39,065, custodian fees $22,500, chief compliance officer fees $2,578 and transfer agency per account fees $261, which are offset against an expense reimbursement currently in effect in the amount of $10,386.

(e) Effective December 1, 2008, each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting ofThe Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and the Trust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds, theTrust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as

26

applicable, will be allocated between the Dreyfus/Laurel Funds, the Trust and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(g) Prior to December 1, 2008 at which time the fee was eliminated, a 2% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. From October 1, 2008 to November 30, 2008, there were no redemption fees charged and retained by the fund. The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2009, amounted to $126,108,178 and $105,954,090, respectively.

At March 31, 2009, accumulated net unrealized depreciation on investments was $3,643,656, consisting of $3,949,922 gross unrealized appreciation and $7,593,578 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, were the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the funds’ past two fiscal years and any subsequent interim period: (i) no report on the funds’ financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

28

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Representatives of the Manager reminded the Board members that the Manager became the investment adviser of the fund, effective December 1, 2008, and that there were no changes to the portfolio management of the fund as a result of the appointment of the Manager as the fund’s investment adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in

The Fund 29

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive compliance infrastructure.The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional small-cap growth funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional small-cap growth funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-, two-, three-, four-, five- and ten-year periods ended December 31, 2008. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.A representative of the Manager informed the Board members that the Manager is currently limiting the fund’s total expense ratio to 1.00% of the fund’s average daily net assets and that such limitation is voluntary and may be terminated at any time. The Board members also were informed that the Lipper data presenting the fund’s“actual management fees”included fees paid by the fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to

30

compare the fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.The Board noted that the fund’s actual management fee and expense ratio were each below the respective Expense Group and Expense Universe medians, with and without the expense limitation in place.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. A representative of the Manager reminded the Board members that The Bank of New York Mellon Corporation, the parent company of the Manager, paid all of the expenses associated with the Manager becoming the fund’s investment adviser and the proxy campaign with respect to the Board members becoming the Trust’s Board members. Because the Manager only became the fund’s investment adviser effective December 1, 2008, the Manager’s representatives were not able to provide a dollar amount of expenses allocated and profit received by the Manager, but

The Fund 31

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

a representative of the Manager did review the method to be used to determine such expenses and profit in the future.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio. The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets. The Board members discussed the renewal requirements for advisory agreements and their ability to review the management fee annually.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services to be provided, comparative performance, expense and advisory fee information and potential profits to be realized and benefits to be derived by the Manager from its relationship with the fund.

32

  The Board determined that because the Manager had become the investment adviser of the fund effective December 1,2008,economies of scale were not a factor at this time, but, to the extent that material economies of scale are not shared with the fund in the future, the Board would seek to do so in connection with future renewals.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 33

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
33	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish Intermediate Tax Exempt Bond Fund

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present this semiannual report for Dreyfus/Standish Intermediate Tax Exempt Bond Fund, covering the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy and financial markets, including many areas of the municipal bond markets. An economic downturn was severely exacerbated in mid-September 2008, when the bankruptcy of Lehman Brothers triggered a cascading global economic decline.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, the U.S. and global economies entered a period of intense inventory liquidation, and unemployment surged.

On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, the U.S. government and monetary authorities have signaled their intent to do whatever it takes to forestall a depression or a deflationary spiral, including historically low interest rates, mortgage modification programs and massive monetary and fiscal stimulus and support for state and local municipalities. Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser.Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

As always, we thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through March 31, 2009, as provided by Christine Todd, CFA, and Steven Harvey, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus/Standish Intermediate Tax Exempt Bond Fund’s Class I shares produced a total return of 3.18%.1 On March 31, 2009, the fund also began offering Class A and Class C shares. In comparison, the fund’s benchmark, the Barclays Capital 3-, 5-, 7-, 10-Year Municipal Bond Index (the “Index”), provided a total return of 5.95% for the reporting period.2

A financial crisis and economic slowdown produced heightened market volatility, particularly during the fourth quarter of 2008. The fund produced lower returns than its benchmark, primarily due to its underweighted position in escrowed municipal bonds, which fared relatively well amid a “flight to quality” despite relatively low yields.

The Fund’s Investment Approach

The fund seeks to provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital. To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal personal income tax.

The fund invests exclusively in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by Dreyfus, with an emphasis on high grade securities.3 The dollar-weighted average effective maturity of the fund’s portfolio generally will be between three and 10 years, but the fund may invest in individual securities of any maturity.We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal Bonds: Caught in the Credit Crisis

An intensifying credit crisis and a severe recession roiled most financial markets, including municipal bonds, during the reporting period. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the Great Depression, putting pressure on the fiscal conditions of most states and municipalities. Meanwhile, an ongoing credit crunch escalated into a global financial crisis that punished several large financial institutions, including major municipal bond insurers and dealers.

Municipal bonds were adversely affected by widespread selling pressure, causing yield differences between municipal bonds and U.S. Treasury securities to move toward historically wide levels.Volatility was particularly severe over the fourth quarter of 2008, after the bankruptcy of investment bank Lehman Brothers sent shockwaves through the global banking system.

Municipal bonds regained a portion of their previous losses during the first quarter of 2009, as monetary and government authorities staged massive interventions to shore up the credit markets, a federal economic stimulus program sent aid to the states, and investors took advantage of attractive values among bonds from fundamentally sound issuers.

Focus on Quality Supported Fund Returns

As newly cautious investors fled riskier assets in the wake of the Lehman Brothers bankruptcy, they flocked to traditionally safe havens such as escrowed municipal bonds, securities for which funds have been set aside for redemption at the earliest opportunity. Because escrowed bonds offered relatively meager current yields, the fund maintained an underweight position in them, which detracted from the fund’s relative total return performance over the fourth quarter of 2008. Conversely, we had identified what we regarded as attractive relative values among revenue bonds from local issuers, which lagged market averages during the flight to quality. On a more positive note, our focus on intermediate-term bonds helped shelter the fund from heightened volatility affecting longer-term securities.

Market conditions changed markedly in 2009, and the fund’s underweighted exposure to escrowed municipal bonds and overweighted position in local revenue bonds began to contribute positively to its relative performance. However, it was not enough to fully offset earlier weakness for the reporting period overall.

When purchasing new securities, we focused mainly on municipal bonds backed by revenues from essential services, such as water and sewer facilities, which historically have performed well in economic downturns. Although we also invested in general obligation bonds backed by tax receipts, we tended to avoid some of the harder-hit state and local governments, such as California and the city of New York, respectively. After yield differences had steepened along the market’s maturity range to wider-than-average levels, we increased the fund’s emphasis on longer-term, callable bonds that we expect to benefit as yield differences moderate.

Staying Cautious in a Volatile Market

As of the reporting period’s end, the U.S. economy has remained weak, and the financial crisis has persisted. Consequently, we intend to remain vigilant regarding the credit quality of the fund’s holdings. We have attempted to upgrade the fund’s overall credit quality, emphasizing AA-rated and AAA-rated securities, and we have continued to favor essential-services revenue bonds over general obligation bonds. In our view, these are prudent strategies in today’s challenging market environment.

April 15, 2009

1	Total returns include reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital 3-, 5-, 7-, 10-Year Municipal Bond Index, an equal-
weighted composite of the Barclays Capital 3-Year, 5-Year, 7-Year and 10-Year Municipal Bond
indices, each of which is a broad measure of the performance of investment grade, fixed-rate municipal bonds.
3	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish Intermediate Tax Exempt Bond Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009†
	Class A	Class C	Class I
Expenses paid per $1,000††	$ .02	$ .04	$ 2.28
Ending value (after expenses)	$1,001.90	$1,001.90	$1,031.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009†††
	Class A	Class C	Class I
Expenses paid per $1,000††††	$ 4.03	$ 7.90	$ 2.27
Ending value (after expenses)	$1,020.94	$1,017.10	$1,022.69

†	From March 31, 2009 (commencement of initial offering) to March 31, 2009 for Class A and Class C shares.
††	Expenses are equal to the fund’s annualized expense ratio of .80% for Class A and 1.57% for Class C, multiplied by the average account value over the period, multiplied by 1/365 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of .45% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
†††	Please note that while Class A and Class C shares commenced operations on March 31, 2009, the Hypothetical expenses paid during the period reflect projected activity for the full six months period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period October 1,
2008 to March 31, 2009.
††††	Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.57% for Class C and .45%
for Class I , multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-
half year period).

STATEMENT OF INVESTMENTS
March 31, 2009 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.6%	Rate (%)	Date	Amount ($)		Value ($)
Alaska—1.1%
Alaska Student Loan Corporation,
Education Loan Revenue	5.25	6/1/14	1,000,000		1,011,370
Northern Tobacco Securitization
Corporation, Tobacco
Settlement Asset-Backed Bonds	4.75	6/1/15	140,000	[a]	140,972
California—6.9%
California,
GO	5.00	10/1/11	70,000		72,969
California,
GO (Insured; AMBAC)	6.00	4/1/16	1,000,000		1,105,190
California,
GO (Insured; AMBAC)	6.00	2/1/17	1,000,000		1,104,700
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; FGIC)	4.60	2/1/41	1,500,000		1,091,085
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; FSA)	5.13	8/1/18	1,250,000		1,207,725
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	5.00	6/1/20	500,000		463,535
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	0/4.60	6/1/23	750,000	[b]	550,493
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	1,225,000		906,843
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	4.75	6/1/25	910,000		666,757

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Colorado—4.8%
Colorado Housing and Finance
Authority, Single Family Program
Senior and Subordinate Bonds	6.80	2/1/31	1,165,000	1,187,589
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	815,000	846,109
Douglas County School District
Number Re.1, GO (Insured;
MBIA, Inc.)	7.00	12/15/12	625,000	738,431
Platte River Power Authority,
Power Revenue (Insured; FSA)	5.00	6/1/13	2,000,000 [c]	2,233,320
Connecticut—.4%
Mohegan Tribe of Indians of
Connecticut, Gaming Authority
Priority Distribution Payment
Public Improvement Revenue	5.38	1/1/11	500,000	425,505
District of Columbia—.0%
District of Columbia,
GO (Insured; MBIA, Inc.)	5.75	6/1/10	10,000	10,575
Florida—10.1%
Broward County School Board,
COP (Master Lease Purchase
Agreement) (Insured; FGIC)	5.00	7/1/13	1,000,000	1,053,650
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; MBIA, Inc.)	5.00	3/1/14	1,000,000	1,002,330
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; MBIA, Inc.)	5.00	3/1/15	2,000,000	1,996,880
Florida Housing Finance
Corporation, Homeowner
Mortgage Revenue (Insured; FSA)	5.75	1/1/17	15,000	15,303
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.25	7/1/12	1,000,000	1,041,080
Hillsborough County,
Capacity Assessment Special
Assessment Revenue
(Insured; FGIC)	5.00	3/1/13	1,000,000	1,013,970

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Miami-Dade County,
Water and Sewer System
Revenue (Insured; FSA)	5.25	10/1/19	3,000,000	3,235,380
Pasco County,
Solid Waste Disposal and
Resource Recovery System
Revenue (Insured; AMBAC)	6.00	4/1/10	1,000,000	1,050,920
Hawaii—2.0%
Hawaii,
Harbor System Revenue
(Insured; FSA)	5.00	1/1/14	1,000,000	1,023,250
Honolulu City and County Board of
Water Supply, Water System
Revenue (Insured; MBIA, Inc.)	5.00	7/1/14	1,000,000	1,000,150
Illinois—4.0%
Bourbonnais,
Industrial Project Revenue
(Olivet Nazarene University
Project) (Insured; Radian)	5.00	11/1/15	1,000,000	947,000
Chicago,
GO (Insured; FSA)	5.50	1/1/19	2,000,000	2,288,780
Cook County Community High School
District Number 219, GO School
Bonds (Insured; FGIC)	7.88	12/1/14	100,000	130,510
Cook County Community High School
District Number 219, GO School
Bonds (Insured; FGIC)	7.88	12/1/14	650,000	822,016
Indiana—.5%
Indiana Health Facility Financing
Authority, Revenue (Ascension
Health Subordinate Credit Group)	5.00	11/1/11	500,000	523,510
Kentucky—1.4%
Louisville and Jefferson County
Regional Airport Authority,
Airport System Revenue
(Insured; FSA)	5.50	7/1/11	1,355,000	1,403,428
Louisiana—3.0%
Louisiana Citizens Property Insurance
Corporation, Assessment
Revenue (Insured; AMBAC)	5.25	6/1/10	2,000,000	2,017,860

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Louisiana (continued)
New Orleans Aviation Board,
Revenue (Passenger Facility
Charge Projects) (Insured; FSA)	5.00	1/1/11	1,060,000	1,081,815
Massachusetts—1.9%
Massachusetts Health and
Educational Facilities
Authority, Revenue (Lahey
Clinic Medical Center Issue)
(Insured; FGIC)	5.00	8/15/14	1,000,000	991,180
Massachusetts Housing Finance
Agency, Housing Revenue	3.90	12/1/17	1,000,000	1,000,000
Michigan—4.0%
Detroit,
Sewage Disposal System Second
Lien Revenue (Insured; MBIA, Inc.)	5.00	7/1/13	1,000,000	1,035,310
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; FSA)	5.25	7/1/19	1,000,000	1,037,250
Detroit School District,
School Building and Site
Improvement Bonds (Insured; FSA)	5.00	5/1/14	1,000,000	1,058,520
Michigan Hospital Finance
Authority, HR (Sparrow
Obligated Group)	5.25	11/15/10	1,000,000	1,025,270
Nevada—1.0%
Clark County,
Airport System Subordinate
Lien Revenue (Insured; FGIC)	5.25	7/1/12	1,000,000	1,024,040
New Jersey—1.7%
Gloucester County Improvement
Authority, Solid Waste Resource
Recovery Revenue (Waste
Management, Inc. Project)	6.85	12/1/09	500,000	501,595
New Jersey Health Care Facilities
Financing Authority, Revenue
(Jersey City Medical Center
Issue) (Insured; AMBAC)	4.80	8/1/21	10,000	10,011
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.00	12/15/16	1,000,000	1,069,390

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	250,000	183,238
New Mexico—.5%
Jicarilla,
Apache Nation Revenue	5.00	9/1/13	500,000	528,460
New York—8.6%
Metropolitan Transportation
Authority, Transportation
Revenue	5.25	11/15/14	1,000,000	1,079,250
Nassau County,
General Improvement Bonds
(Insured; FGIC)	6.00	7/1/10	25,000	26,587
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.50	1/1/14	1,000,000	954,280
New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue	5.00	6/15/19	3,000,000	3,231,360
New York State Dormitory
Authority, Third General
Resolution Revenue (State
University Educational
Facilities Issue)	5.25	5/15/12	2,000,000	2,112,180
Port Authority of New York and New
Jersey (Consolidated Bonds,
139th Series) (Insured; FGIC)	5.00	10/1/13	1,000,000	1,071,630
Tobacco Settlement Funding
Corporation, Asset-Backed
Revenue (State Contingency
Contract Secured)	5.25	6/1/13	440,000	440,607
North Carolina—1.9%
North Carolina Medical Care
Commission, Health Care
Facilities Revenue (Cape Fear
Valley Health System)
(Insured; AMBAC)	5.00	10/1/12	750,000	760,200

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
Raleigh-Durham Airport Authority,
Airport Revenue (Insured; FGIC)	5.00	5/1/14	1,190,000	1,230,210
Ohio—4.6%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.13	6/1/24	2,400,000	1,719,624
Cleveland,
Waterworks Improvement First
Mortgage Revenue (Insured;
MBIA, Inc.)	5.50	1/1/13	1,500,000	1,547,250
Franklin County,
Revenue (Trinity Health
Credit Group)	5.00	6/1/14	1,340,000	1,397,151
Ohio Housing Finance Agency,
Residential Mortgage Revenue
(Mortgage-Backed Securities
Program) (Collateralized; GNMA)	5.35	9/1/18	140,000	142,117
Pennsylvania—1.1%
Pennsylvania,
GO (Insured; FSA)	5.00	9/1/15	1,000,000	1,126,760
Rhode Island—.1%
Rhode Island Housing and
Mortgage Finance Corporation,
Homeownership
Opportunity Bonds	4.95	10/1/16	115,000	115,661
Texas—21.4%
Austin Independent School
District, Unlimited Tax Bonds
(Permanent School Fund
Guarantee Program)	5.00	8/1/16	1,000,000	1,146,540
Cypress-Fairbanks Independent
School District, Unlimited Tax
Bonds (Permanent School Fund
Guarantee Program)	5.00	2/15/16	1,135,000	1,295,262
Dallas Independent School
District, Unlimited Tax School
Building Bonds (Permament
School Fund Guarantee Program)	5.25	2/15/16	3,000,000	3,464,190
Fort Bend County,
Limited Tax Bonds
(Insured; MBIA, Inc.)	5.00	3/1/14	1,000,000	1,114,330

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Harris County,
Toll Road Unlimited Tax and
Subordinate Lien Revenue
(Insured; FGIC)	6.00	8/1/12	1,000,000	1,140,770
Harris County Health Facilities
Development Corporation, HR
(Memorial Hospital System
Project) (Insured; MBIA, Inc.)	6.00	6/1/13	1,000,000	1,040,240
Lubbock County,
GO (Insured; FSA)	4.50	2/15/21	1,000,000	1,031,460
Magnolia Independent School
District, Unlimited Tax
Schoolhouse Bonds (Permanent
School Fund Guarantee Program)	5.00	8/15/18	1,000,000	1,130,620
Midlothian Development Authority,
Tax Increment Contract Revenue
(Insured; Radian)	5.00	11/15/13	530,000	509,669
Pasadena Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/15	1,360,000	1,546,021
SA Energy Acquisition Public
Facility Corporation, Gas
Supply Revenue	5.25	8/1/14	1,000,000	893,400
San Antonio,
Airport System Revenue
(Insured; FSA)	5.00	7/1/13	1,000,000	1,019,660
San Antonio,
General Improvement Bonds	5.00	2/1/15	1,000,000	1,132,040
San Manuel Entertainment
Authority, Public Improvement
Revenue	4.50	12/1/16	1,000,000	788,220
Spring Independent School
District, Unlimited Tax
Schoolhouse Bonds (Permanent
School Fund Guarantee Program)	5.00	8/15/21	1,000,000	1,099,880
Stafford Economic Development
Corporation, Sales Tax Revenue
(Insured; FGIC)	6.00	9/1/15	525,000	583,795
Texas,
GO (College Student Loan)	5.00	8/1/17	1,000,000	1,037,530

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Texas Municipal Gas Acquisition
and Supply Corporation I, Gas
Supply Revenue	5.00	12/15/11	1,000,000		902,130
Texas Municipal Power Agency,
Revenue (Insured; MBIA, Inc.)	0.00	9/1/16	10,000	[d]	7,906
Texas Transportation Commission,
State Highway Fund
First Tier Revenue	5.00	4/1/16	1,000,000	[c]	1,136,590
Utah—1.1%
Intermountain Power Agency,
Power Supply Revenue (Insured;
MBIA, Inc.)	6.50	7/1/10	1,000,000		1,058,670
Utah Housing Finance Agency,
SMFR (Collateralized; FHA)	5.40	7/1/20	95,000		95,317
Washington—7.0%
Energy Northwest,
Electric Revenue (Columbia
Generating Station)	5.50	7/1/15	1,000,000		1,126,890
Energy Northwest,
Electric Revenue (Project One)	5.00	7/1/11	1,000,000		1,074,360
Energy Northwest,
Electric Revenue (Project Three)	5.00	7/1/15	1,000,000		1,101,180
NJB Properties,
LR (King County,
Washington Project)	5.00	12/1/14	1,000,000		1,126,670
Port of Seattle,
Revenue (Insured; AMBAC)	5.00	10/1/14	2,000,000		2,015,100
Tobacco Settlement Authority,
Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/26	890,000		810,888
Wisconsin—.0%
Wisconsin,
Transportation Revenue	5.50	7/1/10	15,000		15,863
Wyoming—2.1%
Sweetwater County Improvement
Projects Joint Powers Board,
LR (Insured; MBIA, Inc.)	5.00	12/15/09	1,120,000		1,148,022
Wyoming Community Development
Authority, Housing Revenue	5.50	12/1/17	1,000,000		1,037,020

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—7.4%
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; XLCA)	5.50	7/1/16	500,000	496,420
Puerto Rico Government Development
Bank, Senior Notes	5.25	1/1/15	600,000	558,570
Puerto Rico Government Development
Bank, Senior Notes	5.00	12/1/15	1,000,000	934,880
Puerto Rico Highways and
Transportation Authority,
Highway Revenue	5.00	7/1/16	1,000,000	919,700
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	5.00	7/1/12	1,000,000	966,060
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	5.75	7/1/16	2,000,000	1,925,300
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	5.25	7/1/17	2,000,000	1,836,680
Total Long-Term Municipal Investments
(cost $104,595,775)				102,097,974

Short-Term Municipal
Investment—.2%
Wells Fargo National Tax-Free
Money Market Fund
(cost $252,520)			252,520	252,520

Total Investments (cost $104,848,295)			98.8%	102,350,494
Cash and Receivables (Net)			1.2%	1,214,967
Net Assets			100.0%	103,565,461

a This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
c Denotes all or part of security segregated as collateral for delayed securities, futures and swaps contracts.
d Security issued with a zero coupon. Income is recognized through the accretion of discount.

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	37.6
AA		Aa		AA	36.2
A		A		A	13.1
BBB		Baa		BBB	12.4
B		B		B	.4
Not Rated[e]		Not Rated[e]		Not Rated[e]	.3
					100.0

†	Based on total investments.
e	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		104,848,295	102,350,494
Interest receivable			1,457,080
Receivable for shares of Beneficial Interest subscribed			8,793
Prepaid expenses			30,044
			103,846,411
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			59,632
Cash overdraft due to Custodian			27,755
Payable for shares of Beneficial Interest redeemed			144,500
Accrued expenses			49,063
			280,950
Net Assets ($)			103,565,461
Composition of Net Assets ($):
Paid-in capital			105,893,715
Accumulated undistributed investment income—net			26,102
Accumulated net realized gain (loss) on investments			143,445
Accumulated net unrealized appreciation
(depreciation) on investments			(2,497,801)
Net Assets ($)			103,565,461

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	10,019	10,019	103,545,423
Shares Outstanding	474.61	474.61	4,904,404
Net Asset Value Per Share ($)	21.11	21.11	21.11

See notes to financial statements.

STATEMENT OF OPERATIONS Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Interest Income	2,688,418
Expenses:
Investment advisory fee—Note 3(a)	252,860
Shareholder servicing costs—Note 3(c,d)	37,045
Professional fees	30,605
Accounting and administration fees—Note 3(a)	22,500
Custodian fees—Note 3(d)	15,604
Registration fees	11,131
Trustees’ fees and expenses—Note 3(e)	9,410
Prospectus and shareholders’ reports	7,923
Loan commitment fees—Note 2	401
Miscellaneous	14,688
Total Expenses	402,167
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(118,761)
Less—reduction in fees due to earnings credits—Note 1(b)	(217)
Net Expenses	283,189
Investment Income—Net	2,405,229
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	444,415
Net unrealized appreciation (depreciation) on investments	1,182,458
Net Realized and Unrealized Gain (Loss) on Investments	1,626,873
Net Increase in Net Assets Resulting from Operations	4,032,102

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008
Operations ($):
Investment income—net	2,405,229	6,744,730
Net realized gain (loss) on investments	444,415	(49,260)
Net unrealized appreciation
(depreciation) on investments	1,182,458	(4,510,206)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,032,102	2,185,264
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1)	—
Class C Shares	(1)	—
Class I Shares	(2,393,114)	(6,744,730)
Total Dividends	(2,393,116)	(6,744,730)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,000	—
Class C Shares	10,000	—
Class I Shares	14,016,689	67,575,113
Dividends reinvested:
Class I Shares	2,009,585	5,959,932
Cost of shares redeemed:
Class I Shares	(56,069,134)	(128,505,996)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(40,022,860)	(54,970,951)
Total Increase (Decrease) in Net Assets	(38,383,874)	(59,530,417)
Net Assets ($):
Beginning of Period	141,949,335	201,479,752
End of Period	103,565,461	141,949,335
Undistributed investment income—net	26,102	13,989

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008
Capital Share Transactions:
Class A
Shares sold	475	—
Class C
Shares sold	475	—
Class I
Shares sold	673,964	3,123,689
Shares issued for dividends reinvested	95,680	276,664
Shares redeemed	(2,673,712)	(5,920,990)
Net Increase (Decrease) in Shares Outstanding	(1,904,068)	(2,520,637)

a	The fund changed to a three class fund on March 31, 2009.The existing shares were redesignated as Class I shares and the fund commenced offering Class A and Class C shares.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2009 (Unaudited)[a]
	Class A	Class C
	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	21.07	21.07
Investment Operations:
Investment income—net[b,c]	.00	.00
Net realized and unrealized
gain (loss) on investments	.04	.04
Total from Investment Operations	.04	.04
Distributions:
Dividends from Investment income—net[c]	(.00)	(.00)
Net asset value, end of period	21.11	21.11
Total Return (%)[d,e]	.19	.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	3.10	3.83
Ratio of net expenses to average net assets[f]	.80	1.53
Ratio of net investment income
to average net assets[f]	3.50	2.77
Portfolio Turnover Rate[e]	9.18	9.18
Net Assets, end of period ($ x 1,000)	10	10

a	From March 31, 2009 (commencement of initial offering) to March 31, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
See notes to financial statements.

Six Months Ended
March 31, 2009			Year Ended September 30,
Class I Shares	(Unaudited)[a]	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	20.85	21.60	21.69	21.71	22.05	22.78
Investment Operations:
Investment income—net[b]	.40	.79	.78	.78	.77	.69
Net realized and unrealized
gain (loss) on investments	.26	(.75)	(.09)	(.02)	(.29)	(.08)
Total from Investment Operations	.66	.04	.69	.76	.48	.61
Distributions:
Dividends from
investment income—net	(.40)	(.79)	(.78)	(.78)	(.77)	(.71)
Dividends from net realized
gain on investments	—	—	—	—	(.05)	(63)
Total Distributions	(.40)	(.79)	(.78)	(.78)	(.82)	(1.34)
Net asset value, end of period	21.11	20.85	21.60	21.69	21.71	22.05
Total Return (%)	3.18[c]	.12[d]	3.26[d]	3.58[d]	2.18[d]	2.76[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.64[e]	.60	.59	.63	.62	.68
Ratio of net expenses
to average net assets	.45[e]	.45	.45	.45	.45	.50
Ratio of net investment income
to average net assets	3.83[e]	3.63	3.63	3.61	3.50	3.16
Portfolio Turnover Rate	9.18[c]	34	10	29	35	72
Net Assets, end of period
($ x 1,000)	103,545	141,949	201,480	127,927	109,314	111,887

a	The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Total return would have been lower in the absence of expense waivers.
e	Annualized.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Intermediate Tax Exempt Bond Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund’s investment objective is to achieve a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital. Prior to December 1, 2008, Standish Mellon Asset Management Company LLC, a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment adviser. Effective December 1, 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “Standish Mellon Intermediate Tax Exempt Bond Fund” to “Dreyfus Investment Funds” and “Dreyfus/Standish Intermediate Tax Exempt Bond Fund,” respectively.

At the Board meetings held on February 9-10, 2009, the Board of Trustees approved, effective March 31, 2009, the implementation of a multiple class structure for the fund. On March 31, 2009, existing shares classified redesignated as Class I shares and the fund added Class A and Class C shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of shares $.001 per value of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of March 31, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class A and Class C shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securi-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ties exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessar ily an indication of the risk associated with investing in those securities

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	—	102,350,494	—	102,350,494
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $300,969 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2008. If not applied, $25,970 of the carryover expires in fiscal 2013, $86,973 expires in fiscal 2014, $138,767 expires in fiscal 2015 and $49,259 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008 was as follows: tax exempt income $6,744,730. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The Trust entered into two separate agreements with The Bank of New York Mellon that enable the fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. In connection therewith, the fund has agreed to pay administrative and facility fees on its pro rata portion of the lines of credit. Interest is charged to the fund based on prerating market rates in effect at the time of borrowing. During the period ended March 31, 2009, the fund did not borrow under the lines of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the funds average daily net assets and is payable monthly.

The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses), not to exceed an annual rate of .55% of the value of the fund’s average daily net assets of Class A and Class C shares. The Manager currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, not to exceed an annual rate of .45% of the value of the fund’s average daily net assets of Class I shares. The expense limitation and waiver are voluntary, not contractual, and may be terminated at any time.The reduction in the management fee, pursuant to the undertaking, amounted to $118,761 during the year ended March 31, 2009.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $22,500 for the period ended March 31, 2009 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets. During the period ended March 31, 2009, Class C shares were charged less than $1 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other indus-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

try professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2009, Class A and Class C shares were charged less than $1 pursuant to the Shareholder Services Plan.

(d) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009 the fund was charged $3,515 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2009, the fund was charged $217 pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $15,604 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $2,578 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of:investment advisory fees $36,553, custodian fees $22,543, chief compliance officer fees $2,578 and transfer agency per account fees $8,470, which are offset against an expense reimbursement currently in effect in the amount of $10,512.

(e) Effective December 1, 2008, Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc.,The Dreyfus /Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”)

and theTrust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Dreyfus/Laurel Funds, the Trust and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, theTrust and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(e) Prior to December 1, 2008, at which time the fee was eliminated, a 2% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. From October 1, 2008 to November 30, 2008, there were no redemption fees charged and retained by the fund. The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2009, amounted to $11,198,961 and $49,751,112, respectively.

At March 31, 2009, accumulated net unrealized depreciation on investments was $2,497,801, consisting of $1,751,091 gross unrealized appreciation and $4,248,892 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, were the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008.At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of theTrust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other services of the Trust.

During the funds’ past two fiscal years and any subsequent interim period: (i) no report on the funds’ financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and certain administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Representatives of the Manager reminded the Board members that the Manager became the investment adviser of the fund, effective December 1, 2008, and that there were no changes to the portfolio management of the fund as a result of the appointment of the Manager as the fund’s investment adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Fund 33

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of institutional intermediate municipal debt funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional intermediate municipal debt funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-, two-, three-, four-, five-and ten-year periods ended December 31, 2008. The Board members also noted that the fund’s yield performance was below the Performance Group median for six of the ten one-year periods ended December 31st, including each of the one-year periods ended December 31st from 2004 to 2008.The Board noted that the fund’s yield performance was above the Performance Universe medians for each one-year period ended December 31st since 1999, except 2004 and 1999, when the fund’s yield performance was below the Performance Universe medians. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.A representative of the Manager informed the Board members that the Manager is currently limiting the fund’s total expense ratio (excluding brokerage commissions, taxes and other extraordinary expenses) to 0.45% of the fund’s average daily net assets and that such limitation is voluntary and may be terminated at any time.The Board members also were informed that the Lipper data presenting the fund’s “actual management fees” included fees paid by the fund, as calculated by Lipper, for administrative services provided by The Bank of New York Mellon, the Trust’s administrator. Such reporting was necessary, according to Lipper, to allow the Board to compare the fund’s advisory fees to those peers that include administrative fees within a blended advisory fee.The Board noted that the fund’s contractual management fee was below the Expense Group median and that, with the expense limitation, the fund’s actual management fee and expense ratio were each below the respective Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”). It was noted that there were no other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.The Manager’s representatives reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided.

The Fund 35

NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. A representative of the Manager reminded the Board members that The Bank of New York Mellon Corporation, the parent company of the Manager, paid all of the expenses associated with the Manager becoming the fund’s investment adviser and the proxy campaign with respect to the Board members becoming the Trust’s Board members. Because the Manager only became the fund’s investment adviser effective December 1, 2008, the Manager’s representatives were not able to provide a dollar amount of expenses allocated and profit received by the Manager, but a representative of the Manager did review the method to be used to determine such expenses and profit in the future. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio. The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets, noting the decrease in the fund’s recent asset levels. The Board members discussed the renewal requirements for advisory agreements and their ability to review the management fee annually.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices to be provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the fund’s relative performance.
  The Board concluded, taking into account the voluntary waiver of a portion of expenses by the Manager, that the fee paid by the fund to the Manager was reasonable in light of the services to be provided,  comparative performance, expense and advisory fee information and potential profits to be realized and benefits to be derived by the Manager from its relationship with the fund.
  The Board determined that because the Manager had become the investment adviser of the fund effective December 1,2008,economies of scale were not a factor at this time, but, to the extent that material economies of scale are not shared with the fund in the future, the Board would seek to do so in connection with future renewals.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 37

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus/Newton International Equity Fund

A LETTER FROM THE CEO Dear Shareholder:

We present this semiannual report for Dreyfus/Newton International Equity Fund that covers the six-month period from October 1, 2008, through March 31, 2009.

The reporting period has been one of the most challenging for the U.S. economy, which has undoubtedly affected the global financial markets. The bankruptcy of Lehman Brothers in mid-September 2008 triggered a cascading global economic decline that affected both industrialized and emerging economies throughout the world.As the credit crisis dried up the availability of funding for businesses and consumers, international trade activity slumped, commodity prices plummeted, investors de-leveraged their portfolios, companies liquidated inventories, unemployment surged and corporate earnings sagged.

On the heels of a –6.3% annualized U.S. economic growth rate in the fourth quarter of 2008, we expect another sharp decline for the first quarter of 2009. However, our Chief Economist anticipates that the U.S. recession may reach a trough around the third quarter of this year, followed by a slow recovery. Indeed, an unprecedented and concerted worldwide effort has signaled that most developed markets are intent to do whatever it takes to forestall the economic slowdown, including interest-rate reductions by the ECB, the U.K and Japan, as well as massive monetary and fiscal stimulus and support for troubled financial institutions. Although times seem dire now, we believe it is always appropriate to maintain a long-term investment focus and to discuss any investment modifications with your financial adviser. Together, you can prepare for the risks that lie ahead and position your assets to perform in this current market downturn, and in the future. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation April 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2008, through March 31, 2009, as provided by Paul Markham, Lead Portfolio Manager, of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended March 31, 2009, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of –30.09%, Class C shares returned –30.47%, and Class I shares returned –30.13%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”), produced a total return of –31.11% for the same period.2

International equities fell sharply during the reporting period due to a global economic slowdown and an intensifying financial crisis.While we are never satisfied with negative absolute returns, especially of this magnitude, we nonetheless are pleased that the fund produced higher returns than its benchmark, largely due to our stock selection strategy and because it avoided holding some of the weakest performers in the Index.

The Fund’s Investment Approach

The fund normally invests at least 80% of its assets in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities.The process of identifying investment ideas begins by identifying a core list of investment themes.These (typically global) themes are based primarily on observable economic, industrial, or social trends that Newton believes will positively affect certain markets, industries or companies. They identify areas of investment opportunity and risk. Such themes currently include all change, which asserts that the bursting of the credit bubble heralds a number of structural changes in economies and financial markets (and provides the rationale for the Fund’s underweight exposure to the financial sector). Elsewhere, the networked world theme identifies the opportunities inherent in the growth of information technology networks around the world.

Zero Weight Positions Helped the Fund’s Relative Performance

The financial sector derived the most outperformance for the fund against the Index over the reporting period. This sector actually con-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

tributed more than half of the fund’s outperformance. Not owning HSBC helped the fund to do better than the Index. Prior to the reporting period, HSBC had held a superior capital position, maintained a conservative balance sheet, was run by respected management, had a good mix of businesses, and was trading at a high valuation. Eventually, though, the bank was forced to raise capital, and this led to a sharp fall in its share price. Similar examples of stocks that we avoided in the financial sector were Royal Bank of Scotland PLC, BNP Paribas and ING Groep.

Good Stock Selection Kept the Fund Afloat

One of the best stock picks in the financial sector was Credicorp Ltd., the largest bank in Peru,well known for being properly capitalized.Loans are a very small percent on their books and even though a very small percentage of the population has banked, the bank has grown sequentially without having to go too far down the quality scale. A little too expensive now — we have trimmed the position during the reporting period as a result of the holding’s stock price.The Fund also benefited from its exposure to gold miners,with South Africa’s Gold Fields Ltd.and Australia’s Newcrest Mining Ltd. performing particularly well over the period. In the energy sector, the second-greatest contributor to the fund was a natural gas company based in the U.K.,Venture Production PLC, which is currently enjoying a takeover from another U.K. company, Centrica. Japan’s second largest mobile wireless telephone company, KDDI, which has strong cash flows and a robust balance sheet, also made a very positive contribution. Secom, an owner and maintainer of security systems such as burglar alarms, was another strong performer.

On the other hand, the weight in the materials sector was most affected by the sharp reduction in demand from Asia, in particular China, and also from concerns of capital positions of many stocks within the sector. In this economic environment, we have favored companies which have strong balance sheets, modest levels of debt and an attractive commodity mix.

Investment Observations in Japan

During the first half of the reporting period, the significant repatriation of assets by Japanese retail investors and this was supportive of the yen. Among holdings to benefit from the strength of the yen during the period were Nippon Telegraph & Telephone and Bank of Yokohama. We reduced the holding of Bank of Yokohama towards the end of

4

the reporting period on concerns that the bank might need to raise additional capital.

We did see some significant underperformance from Japanese holdings over the second half of the reporting period.Our concern is that Japanese exporters face challenging conditions and so the initial bounce that we’ve enjoyed as a result of the weakness in currency may be something more difficult to sustain on an ongoing fundamental basis. Although we have some export-orientated stocks in the portfolio, such as Shin-Etsu Chemical, we are cautious about the extent of such exposure.

Thematic Approach at Work in a Turbulent Economic Environment

We broadly believe that our thematic framework has given us a good perspective on the train of events that has unfolded over the last several years. We should expect further widespread recapitalizations and/or nationalization of banks during 2009. It is clear that most investment decisions hinge on the depth and duration of what is now almost certain to be a global recession.

As noted above, we have been employing a new theme to address the prevailing conditions in global credit and financial markets: the all change theme.This term encapsulates our belief that recent events may not be simply part of the normal ebb and flow of economic activity, but rather may represent a structural break with the recent past. At its broadest, this theme focuses on our belief that we have moved from an era defined by leverage to one defined by thrift.

April 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks. Return figures provided reflects the absorption of certain fund expenses by Newton. Had these expenses not been absorbed, returns would have been lower.This waiver is voluntary and may be terminated at any time.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The Index does not take into account fees and expenses to which the fund is subject.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from October 1, 2008 to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2009
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.30	$ 8.45	$ 4.79
Ending value (after expenses)	$699.10	$695.30	$698.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2009
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.29	$ 10.05	$ 5.69
Ending value (after expenses)	$1,018.70	$1,014.96	$1,019.30

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C and 1.13%
for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS March 31, 2009 (Unaudited)

Common Stocks—92.9%	Shares	Value ($)
Australia—4.0%
Newcrest Mining	109,961	2,493,790
QBE Insurance Group	105,232	1,414,957
Telstra	873,179	1,949,454
		5,858,201
Austria—.8%
Strabag	62,842	1,234,848
Brazil—5.2%
Cia de Bebidas das Americas (AmBev), ADR	39,045	1,864,399
Cia Vale do Rio Doce, Cl. A, ADR	144,610	1,631,201
Petroleo Brasileiro, ADR	69,428	1,700,986
Tele Norte Leste Participacoes, ADR	178,884	2,475,755
		7,672,341
China—.1%
Harbin Power Equipment, Cl. H	228,000	148,334
France—6.4%
Air Liquide	17,491	1,423,248
Alstom	21,478	1,112,466
GDF SUEZ	25,376	871,524
Thales	70,139	2,659,555
Total	68,298	3,395,981
		9,462,774
Germany—6.4%
Bayer	36,587	1,749,946
Deutsche Boerse	14,341	864,648
Deutsche Telekom	213,678	2,654,403
Fresenius Medical Care & Co	38,609	1,500,922
K+S	57,514	2,669,117
		9,439,036
Hong Kong—1.6%
Huabao International Holdings	2,775,000	2,295,411
Ireland—1.1%
CRH	75,209	1,636,738
Japan—19.9%
Bank of Yokohama	295,000	1,267,399
Daiwa Securities Group	213,000	942,785
Denso	55,500	1,121,295
East Japan Railway	24,344	1,266,571

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Japan Tobacco	1,495	3,992,586
KDDI	389	1,835,611
Mitsubishi	101,000	1,343,843
Nintendo	7,900	2,317,346
Nippon Telegraph & Telephone	41,000	1,557,233
Nissan Motor	496,200	1,792,642
Nissin Foods Holdings	27,900	819,365
NTT Urban Development	1,722	1,383,524
Rohm	44,000	2,204,450
Sawai Pharmaceutical	10,900	506,335
Secom	34,200	1,265,981
Seven & I Holdings	57,200	1,262,902
Shimamura	23,500	1,252,335
Shin-Etsu Chemical	24,500	1,202,496
Takeda Pharmaceutical	60,500	2,098,065
		29,432,764
Malaysia—1.3%
Telekom Malaysia	2,027,500	1,966,078
Netherlands—2.9%
Koninklijke Ahold	256,866	2,815,503
Unilever	73,364	1,447,454
		4,262,957
Norway—1.9%
StatoilHydro	108,024	1,911,261
Subsea 7	129,148 [a]	828,291
		2,739,552
Peru—1.0%
Credicorp	31,913	1,494,805
Singapore—2.3%
DBS Group Holdings	199,000	1,115,845
Jardine Matheson Holdings	127,200	2,316,561
		3,432,406
South Africa—1.4%
Gold Fields	184,036 [b]	2,030,273
South Korea—.5%
LG Telecom	109,087	665,970

8

Common Stocks (continued)	Shares	Value ($)
Spain—.9%
Acciona	13,379	1,376,704
Switzerland—15.1%
ABB	104,797 [a]	1,462,905
Actelion	44,125 [a]	2,013,787
Bank Sarasin & Cie, Cl. B	10,710	225,340
Credit Suisse Group	51,177	1,558,284
Lonza Group	14,973	1,479,805
Nestle	89,873	3,038,138
Novartis	78,273	2,962,313
Roche Holding	35,910	4,927,648
Syngenta	10,899	2,196,460
Verwalt & Privat-Bank	3,304	193,602
Zurich Financial Services	14,178	2,243,220
		22,301,502
Taiwan—.6%
HTC	69,000	854,218
Thailand—.7%
Bangkok Bank	464,100	989,480
United Kingdom—18.8%
Admiral Group	74,741	915,308
BAE Systems	513,032	2,462,324
BG Group	57,136	864,902
British American Tobacco	112,191	2,596,552
Cable & Wireless	1,723,968	3,450,706
GlaxoSmithKline	154,557	2,411,696
ICAP	151,922	663,217
Prudential	305,301	1,476,260
Royal Dutch Shell, Cl. B	85,218	1,872,023
Smith & Nephew	210,016	1,301,789
Standard Chartered	182,552	2,269,655
Tesco	220,582	1,055,213
Venture Production	133,234	1,527,448
Vodafone Group	2,800,095	4,931,725
		27,798,818
Total Common Stocks
(cost $154,696,497)		137,093,210

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Preferred Stocks—.9%	Shares	Value ($)
Luxembourg
Millicom International Cellular
(cost $1,777,375)	34,714	1,305,038

Other Investment—7.6%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $11,179,099)	11,179,099 [c]	11,179,099

Total Investments (cost $167,652,971)	101.4%	149,577,347
Liabilities, Less Cash and Receivables	(1.4%)	(1,992,639)
Net Assets	100.0%	147,584,708

ADR—American Depository Receipts a Non-income producing security. b Purchased on a delayed delivery basis. c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Telecommunications Services	15.5	Energy	8.2
Health Care	14.2	Money Market Investment	7.6
Financials	12.9	Information Technology	3.6
Consumer Staples	12.8	Consumer Discretionary	2.8
Materials	11.9	Utilities	1.5
Industrials	10.4		101.4

† Based on net assets. See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	156,473,872	138,398,248
Affiliated issuers	11,179,099	11,179,099
Cash		50,000
Cash denominated in foreign currencies	17,753	17,604
Receivable for shares of Beneficial Interest subscribed		2,972,863
Receivable for investment securities sold		2,324,497
Unrealized appreciation on forward
currency exchange contracts—Note 4		1,507,715
Dividends and interest receivable		920,156
Prepaid expenses		33,312
		157,403,494
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		134,166
Payable for investment securities purchased		7,550,984
Unrealized depreciation on forward
currency exchange contracts—Note 4		2,107,342
Payable for shares of Beneficial Interest redeemed		6,146
Interest payable—Note 2		688
Accrued expenses		19,460
		9,818,786
Net Assets ($)		147,584,708
Composition of Net Assets ($):
Paid-in capital		185,745,279
Accumulated undistributed investment income—net		733,704
Accumulated net realized gain (loss) on investments		(20,204,105)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(18,690,170)
Net Assets ($)		147,584,708

The Fund 11

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	9,559,774	606,290	137,418,644
Shares Outstanding	782,337	49,920	11,240,920
Net Asset Value Per Share ($)	12.22	12.15	12.22

See notes to financial statements.

STATEMENT OF OPERATIONS Six Months Ended March 31, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $78,844 foreign taxes withheld at source):
Unaffiliated issuers	1,421,985
Affiliated issuers	15,647
Total Income	1,437,632
Expenses:
Investment advisory fee—Note 3(a)	369,921
Custodian fees—Note 3(c)	87,504
Shareholder servicing costs—Note 3(c)	32,207
Accounting and Administration fees—Note 3(a)	30,000
Professional fees	19,697
Registration fees	17,009
Prospectus and shareholders’ reports	14,277
Trustees’ fees and expenses—Note 3(d)	3,594
Distribution fees—Note 3(b)	1,798
Interest expense—Note 2	1,313
Loan commitment fees—Note 2	500
Miscellaneous	9,325
Total Expenses	587,145
Less—reduction in investment advisory fees due to undertaking—Note 3(a)	(54,395)
Less—reduction in fees due to earnings credits—Note 1(c)	(1,700)
Net Expenses	531,050
Investment Income—Net	906,582
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(20,554,788)
Net realized gain (loss) on forward currency exchange contracts	554,821
Net Realized Gain (Loss)	(19,999,967)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(6,826,888)
Net Realized and Unrealized Gain (Loss) on Investments	(26,826,855)
Net (Decrease) in Net Assets Resulting from Operations	(25,920,273)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008[b]
Operations ($):
Investment income—net	906,582	668,211
Net realized gain (loss) on investments	(19,999,967)	3,571,177
Net unrealized appreciation
(depreciation) on investments	(6,826,888)	(20,814,461)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(25,920,273)	(16,575,073)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(33,245)	(1,082)
Class C Shares	(1,652)	(733)
Class I Shares	(437,376)	(708,426)
Class R Shares	—	(37)
Net realized gain on investments:
Class A Shares	(232,715)	—
Class C Shares	(11,569)	—
Class I Shares	(2,501,575)	(3,740,815)
Total Dividends	(3,218,132)	(4,451,093)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,510,290	5,173,646
Class C Shares	444,711	475,874
Class I Shares	135,027,039	33,433,744
Class R Shares	—	10,000
Dividends reinvested:
Class A Shares	226,249	1,027
Class C Shares	12,586	678
Class I Shares	1,718,037	788,804
Cost of shares redeemed:
Class A Shares	(1,524,061)	(59,133)
Class C Shares	(78,258)	—
Class I Shares	(34,204,818)	(1,335,835)
Class R Shares	(5,738)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	110,126,037	38,488,805
Total Increase (Decrease) in Net Assets	80,987,632	17,462,639
Net Assets ($):
Beginning of Period	66,597,076	49,134,437
End of Period	147,584,708	66,597,076
Undistributed investment income—net	733,704	299,395

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 31, 2009	Year Ended
	(Unaudited)[a]	September 30, 2008[b]
Capital Share Transactions:
Class A
Shares sold	641,260	245,534
Shares issued for dividends reinvested	16,881	44
Shares redeemed	(118,480)	(2,902)
Net Increase (Decrease) in Shares Outstanding	539,661	242,676
Class C
Shares sold	32,945	21,942
Shares issued for dividends reinvested	942	29
Shares redeemed	(5,938)	—
Net Increase (Decrease) in Shares Outstanding	27,949	21,971
Class I
Shares sold	10,427,373	1,600,217
Shares issued for dividends reinvested	128,212	31,890
Shares redeemed	(2,706,868)	(63,981)
Net Increase (Decrease) in Shares Outstanding	7,848,717	1,568,126
Class R
Shares sold	—	428
Shares redeemed	(428)	—
Net Increase (Decrease) in Shares Outstanding	(428)	428

a	Effective close of business on December 3, 2008, the fund no longer offers Class R shares.
b	The fund commenced offering four classes of shares on March 31, 2008. The existing shares were redesignated
Class I shares and the fund added Class A, Class C and Class R shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2009	Year Ended
Class A Shares	(Unaudited)	September 30, 2008[a]
Per Share Data ($):
Net asset value, beginning of period	18.18	23.37
Investment Operations:
Investment income—net[b]	.11	.14
Net realized and unrealized
gain (loss) on investments	(5.53)	(5.20)
Total from Investment Operations	(5.42)	(5.06)
Distributions:
Dividends from investment income—net	(.07)	(.13)
Dividends from net realized gain on investments	(.47)	—
Total Distributions	(.54)	(.13)
Net asset value, end of period	12.22	18.18
Total Return (%)[c,d]	(30.09)	(21.78)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	1.35	2.35
Ratio of net expenses to average net assets[f]	1.25	1.40
Ratio of net investment income to average net assets[f]	1.68	1.61
Portfolio Turnover Rate[d]	76.48	105
Net Assets, end of period ($ x 1,000)	9,560	4,412

a From March 31, 2008 (commencement of operations) to September 30, 2008.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Total return would have been lower in the absence of expense waivers.
f Annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2009	Year Ended
Class C Shares	(Unaudited)	September 30, 2008[a]
Per Share Data ($):
Net asset value, beginning of period	18.14	23.37
Investment Operations:
Investment income—net[b]	.05	.05
Net realized and unrealized
gain (loss) on investments	(5.50)	(5.15)
Total from Investment Operations	(5.45)	(5.10)
Distributions:
Dividends from investment income—net	(.07)	(.13)
Dividends from net realized gain on investments	(.47)	—
Total Distributions	(.54)	(.13)
Net asset value, end of period	12.15	18.14
Total Return (%)[c,d]	(30.47)	(21.95)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	3.29	6.42
Ratio of net expenses to average net assets[f]	2.00	2.15
Ratio of net investment income to average net assets[f]	.84	.49
Portfolio Turnover Rate[d]	76.48	105
Net Assets, end of period ($ x 1,000)	606	399

a From March 31, 2008 (commencement of operations) to September 30, 2008.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Total return would have been lower in the absence of expense waivers.
f Annualized.
See notes to financial statements.

16

Six Months Ended
	March 31, 2009	Year Ended September 30,
Class I Shares	(Unaudited)	2008[a]	2007	2006[b]
Per Share Data ($):
Net asset value, beginning of period	18.21	26.94	21.51	20.00
Investment Operations:
Investment income—net[c]	.12	.31	.35	.27
Net realized and unrealized
gain (loss) on investments	(5.56)	(6.64)	5.41	1.54
Total from Investment Operations	(5.44)	(6.33)	5.76	1.81
Distributions:
Dividends from investment income—net	(.08)	(.35)	(.20)	(.30)
Dividends from net realized
gain on investments	(.47)	(2.05)	(.13)	—
Total Distributions	(.55)	(2.40)	(.33)	(.30)
Net asset value, end of period	12.22	18.21	26.94	21.51
Total Return (%)	(30.13)[d]	(25.80)[e]	26.92[e]	9.15[d,e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25[f]	1.59	1.36	1.53[f]
Ratio of net expenses to average net assets	1.13[f]	1.15	1.15	1.15[f]
Ratio of net investment income
to average net assets	1.99[f]	1.33	1.45	1.63[f]
Portfolio Turnover Rate	76.48[d]	105	87	84[d]
Net Assets, end of period ($ x 1,000)	137,419	61,779	49,134	33,354

a The fund commenced offering four classes of shares on March 31, 2008.The existing shares were redesignated
Class I and the fund added Class A, Class C and Class R shares.
b From December 21, 2005 (commencement of operations) to September 30, 2006.
c Based on average shares outstanding at each month end.
d Not annualized.
e Total return would have been lower in the absence of expense waivers.
f Annualized.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering fourteen series, including the fund.The fund’s investment objective is to achieve long-term growth of capital. Prior to December 1, 2008, Newton Capital Management Limited (“Newton”), an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), served as the fund’s investment advisor. Effective December 1, 2008, The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser. Newton serves as the fund’s sub-investment advisor.

At a meeting of the fund’s Board of Trustees held on August 27, 2008, the Board approved, effective December 1, 2008, a proposal to change the names of the Trust and the fund from “Mellon Institutional Funds Investment Trust” and “Newton International Equity Fund” to “Dreyfus Investment Funds” and “Dreyfus/Newton International Equity Fund,” respectively.

Effective close of business on December 3, 2008, the fund no longer offers Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share

18

only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

The following is a summary of the inputs used as of March 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	103,934,485	45,642,862	—	149,577,347
Other Financial
Instruments†	—	1,507,715	—	1,507,715
Liabilities ($)
Other Financial
Instruments†	—	(2,107,342)	—	(2,107,342)

† Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semi-annually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

22

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2008 was as follows: ordinary income $2,291,606 and long-term capital gains $2,159,487.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

TheTrust entered into two separate agreements withThe Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, that enable the fund, and other series in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. In connection therewith, the fund has agreed to pay administrative and Facility fees on its pro rata portion of the lines of credit. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the lines of credit during the period ended March 31, 2009, was approximately $335,200 with a related weighted average annualized interest rate of .79%.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has agreed to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) exceed 1.15%. This arrangement is temporary and may be terminated or changed at any time.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $54,395 during the period ended March 31, 2009.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $30,000 for the period ended March 31, 2009 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class R shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of Class R shares. During the period ended March 31, 2009, Class C and Class R shares were charged $1,796 and $2, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class C and Class R shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts,

24

such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2009, Class A, Class C and Class R shares were charged $8,665, $598 and $2, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2009, the fund was charged $7,605 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2009, the fund was charged $1,700 pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2009, the fund was charged $87,504 pursuant to the custody agreement.

During the period ended March 31, 2009, the fund was charged $2,578 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of:investment advisory fees $87,918, Rule 12b-1 distribution plan fees $1,370, shareholder services plan fees $29,177, custodian fees $30,000, chief compliance officer fees $2,578 and transfer agency per account fees $5,195, which are offset against an expense reimbursement currently in effect in the amount of $22,072.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Effective December 1, 2008, eachTrustee receives $45,000 per year, plus $6,000 for each joint Board meeting ofThe Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and the Trust attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in person joint committee meeting of the Dreyfus/Laurel Funds, theTrust and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, the Trust and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2009, redemption fees charged and retained by the fund amounted to $8,205.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended March 31, 2009, amounted to $171,286,999 and $69,339,754, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a

26

certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at March 31, 2009:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 4/1/2009	356,573	247,835	247,944	109
Australian Dollar,
Expiring 4/15/2009	499,000	322,105	346,558	24,453
Australian Dollar,
Expiring 4/15/2009	3,192,000	2,074,800	2,216,862	142,062
Australian Dollar,
Expiring 6/15/2009	858,000	549,120	593,628	44,508
British Pound,
Expiring 4/15/2009	756,993	1,126,098	1,086,199	(39,899)
British Pound,
Expiring 4/15/2009	2,041,000	3,004,352	2,928,604	(75,748)
British Pound,
Expiring 4/15/2009	3,285,000	4,764,820	4,713,603	(51,217)
British Pound,
Expiring 6/15/2009	1,360,000	1,935,280	1,951,901	16,621
Euro,
Expiring 4/15/2009	1,216,000	1,711,206	1,615,475	(95,731)
Euro,
Expiring 6/15/2009	1,044,062	1,463,040	1,387,279	(75,761)
Euro,
Expiring 6/15/2009	1,073,761	1,503,759	1,426,741	(77,018)

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Euro,
Expiring 6/15/2009	364,748	476,784	484,652	7,868
Euro,
Expiring 7/15/2009	1,092,053	1,541,000	1,451,237	(89,763)
Hong Kong Dollar,
Expiring 4/1/2009	3,577,309	461,541	461,552	11
Hong Kong Dollar,
Expiring 4/2/2009	591,662	76,336	76,338	2
Japanese Yen,
Expiring 4/1/2009	123,223,146	1,257,028	1,244,867	(12,161)
Japanese Yen,
Expiring 4/15/2009	111,199,325	1,216,750	1,123,617	(93,133)
Japanese Yen,
Expiring 4/15/2009	113,022,181	1,217,500	1,142,037	(75,463)
Japanese Yen,
Expiring 4/15/2009	67,269,215	723,710	679,724	(43,986)
Japanese Yen,
Expiring 4/15/2009	47,129,845	520,771	476,225	(44,546)
Japanese Yen,
Expiring 4/15/2009	29,033,030	320,807	293,365	(27,442)
Japanese Yen,
Expiring 4/15/2009	82,469,012	921,015	833,311	(87,704)
Japanese Yen,
Expiring 4/15/2009	125,905,449	1,429,671	1,272,216	(157,455)
Japanese Yen,
Expiring 6/15/2009	49,899,307	540,036	504,726	(35,310)
Norwegian Krone,
Expiring 8/14/2009	14,311,440	2,037,750	2,122,087	84,337
Singapore Dollar,
Expiring 4/1/2009	1,307,104	864,037	859,400	(4,637)
South African Rand,
Expiring 4/2/2009	851,212	89,118	89,861	743
Swiss Franc,
Expiring 4/15/2009	2,191,840	1,974,630	1,926,127	(48,503)
Swiss Franc,
Expiring 4/15/2009	3,105,757	2,797,952	2,729,252	(68,700)
Swiss Franc,
Expiring 4/15/2009	673,097	588,750	591,499	2,749
Swiss Franc,
Expiring 4/15/2009	511,279	447,300	449,297	1,997
Swiss Franc,
Expiring 6/15/2009	1,600,000	1,431,016	1,408,001	(23,015)

28

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales:
Australian Dollar,
Expiring 4/15/2009	2,981,000	1,974,631	2,070,321	(95,690)
Australian Dollar,
Expiring 4/15/2009	710,000	447,300	493,099	(45,799)
Australian Dollar,
Expiring 6/15/2009	858,000	540,036	593,628	(53,592)
British Pound,
Expiring 4/1/2009	978,810	1,386,973	1,404,439	(17,466)
British Pound,
Expiring 4/15/2009	1,666,000	2,797,953	2,390,521	407,432
British Pound,
Expiring 4/15/2009	775,000	1,216,750	1,112,037	104,713
British Pound,
Expiring 4/15/2009	375,000	588,750	538,083	50,667
British Pound,
Expiring 4/15/2009	756,993	1,174,000	1,086,199	87,801
British Pound,
Expiring 4/15/2009	494,000	723,710	708,834	14,876
British Pound,
Expiring 4/15/2009	350,000	520,772	502,210	18,562
British Pound,
Expiring 4/15/2009	633,000	921,015	908,283	12,732
British Pound,
Expiring 4/15/2009	1,033,000	1,429,672	1,482,238	(52,566)
British Pound,
Expiring 6/15/2009	1,016,000	1,463,040	1,458,185	4,855
British Pound,
Expiring 6/15/2009	344,000	476,784	493,716	(16,932)
British Pound,
Expiring 7/15/2009	1,266,000	1,843,701	1,817,362	26,339
British Pound,
Expiring 8/14/2009	1,430,000	2,037,750	2,053,318	(15,568)
Euro,
Expiring 4/15/2009	974,000	1,217,500	1,293,974	(76,474)
Euro,
Expiring 4/15/2009	242,000	320,807	321,501	(694)
Euro,
Expiring 6/15/2009	1,086,573	1,431,016	1,443,764	(12,748)
Euro,
Expiring 6/15/2009	1,505,582	1,935,280	2,000,515	(65,235)

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Euro,
Expiring 7/15/2009	1,188,881	1,541,000	1,579,913	(38,913)
Japanese Yen,
Expiring 4/3/2009	9,652,480	98,185	97,515	670
Japanese Yen,
Expiring 4/15/2009	156,404,230	1,711,206	1,580,392	130,814
Japanese Yen,
Expiring 4/15/2009	450,751,932	4,764,819	4,554,639	210,180
Japanese Yen,
Expiring 6/15/2009	52,621,826	549,120	532,264	16,856
Swiss Franc,
Expiring 4/15/2009	379,307	322,105	333,325	(11,220)
Swiss Franc,
Expiring 4/15/2009	2,539,076	2,074,800	2,231,269	(156,469)
Swiss Franc,
Expiring 4/15/2009	3,670,049	3,004,352	3,225,136	(220,784)
Swiss Franc,
Expiring 6/15/2009	1,600,000	1,503,759	1,408,001	95,758
Total				(599,627)

At March 31, 2009, accumulated net unrealized depreciation on investments was $18,075,624, consisting of $1,446,621 gross unrealized appreciation and $19,522,245 gross unrealized depreciation.

At March 31, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

30

NOTE 5—Change in Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, were the independent registered public accounting firm for the fund for the fiscal year ended September 30, 2008. At the meetings held on February 9-10, 2009, the Audit Committee and the Board of Trustees of the Trust engaged KPMG LLP to replace PWC as the independent registered public accounting firm for the Trust, effective upon the conclusion of the audit of the December 31, 2008 financial statements of other series of the Trust.

During the funds’ past two fiscal years and any subsequent interim period: (i) no report on the funds’ financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (ii) there were no “disagreements” (as such term is used in Item 304 of Regulation S-K) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Fund 31

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

3

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:	/s/ J. David Officer
J. David Officer,
President

Date:	May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	May 28, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	May 28, 2009

5

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

6